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As filed with the Securities and Exchange Commission on April 20, 2015

Registration No. 333-202711

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment
No. 2 to

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Magnum Hunter Resources Corporation
(and the guarantors identified in the Table of Subsidiary Guarantor Registrants below)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0879278 (I.R.S. Employer Identification No.)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Gary C. Evans
Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Paul M. Johnston Senior Vice President and General Counsel Magnum Hunter Resources Corporation 1046 Texan Trail Grapevine, Texas 76051 (832) 203-4533	Charles H. Still, Jr. Emily E. Leitch Bracewell & Giuliani LLP 711 Louisiana Street, Suite 2300 Houston, Texas 77002 (713) 223-2300

Approximate date of commencement of proposed sale to the public:
From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:    ☐

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact name of Co-Registrant as specified in its Charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Alpha Hunter Drilling, LLC	Delaware	27-1657505
Bakken Hunter, LLC	Delaware	27-3553862
Hunter Aviation, LLC	Delaware	45-3698600
Hunter Real Estate, LLC	Delaware	27-1658073
Magnum Hunter Marketing, LLC	Delaware	45-3202527
Magnum Hunter Production, Inc.	Kentucky	61-1057062
Magnum Hunter Resources GP, LLC	Delaware	27-1355887
Magnum Hunter Resources, LP	Delaware	27-1355958
MHR Acquisition Company II, LLC	Delaware	37-1762439
MHR Acquisition Company III, LLC	Delaware	36-4791143
NGAS Gathering, LLC	Kentucky	20-4272054
NGAS Hunter, LLC	Delaware	27-3953737
Shale Hunter, LLC	Delaware	46-2331952
Triad Hunter, LLC	Delaware	27-1355830
Viking International Resources Co., Inc.	Delaware	31-1240097
Williston Hunter ND, LLC	Delaware	27-3553798

(1)
The address, including zip code, and telephone number, including area code of the principal executive offices of each co-registrant are:

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

 EXPLANATORY NOTE

        This registration statement contains three prospectuses:

  •
  a base prospectus covering the offering, issuance and sale by the registrants of up to $500 million in the aggregate of the securities identified on the facing page of this registration statement from time to time in one or more offerings;

  •
  a common stock sales agreement prospectus covering the offering, issuance and sale by Magnum Hunter Resources Corporation of up to a maximum aggregate offering price of $250 million of its common stock that may be offered, issued and sold under a sales agreement with MLV & Co. LLC; and

  •
  a preferred stock sales agreement prospectus covering the offering, issuance and sale by Magnum Hunter Resources Corporation of up to a maximum aggregate offering price of $100 million of its 8.0% Series D Cumulative Preferred Stock that may be issued and sold under a sales agreement with MLV & Co. LLC.

        The base prospectus immediately follows this explanatory note. The specific terms of any securities to be offered pursuant to the base prospectus will be specified in a prospectus supplement to the base prospectus. The common stock sales agreement prospectus immediately follows the base prospectus. The preferred stock sales agreement prospectus immediately follows the common stock sales agreement prospectus. The $250 million aggregate offering price of the shares of common stock that may be offered, issued and sold under the common stock sales agreement prospectus and the $100 million aggregate offering price of the shares of preferred stock that may be offered, issued and sold under the preferred stock sales agreement prospectus are included in the $500 million of securities that may be offered, issued and sold by the registrants under the base prospectus. Upon termination of either sales agreement with MLV & Co. LLC, any portion of the $250 million of common stock or $100 million of preferred stock included in the applicable sales agreement prospectus that is not sold pursuant to such sales agreement will be available for sale in other offerings pursuant to the base prospectus and a corresponding prospectus supplement. The aggregate offering price of securities sold under all three prospectuses will not exceed $500 million.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 20, 2015

PROSPECTUS

Magnum Hunter Resources Corporation

$500,000,000
Debt Securities
Common Stock
Preferred Stock
Depositary Shares
Warrants
Guarantees of Debt Securities

        We may offer and sell any combination of our debt securities, common stock, preferred stock, depositary shares, warrants and guarantees of debt securities described in this prospectus in one or more offerings from time to time and at prices and on terms to be determined at or prior to the time of the applicable offering. Our obligations under debt securities we issue may also be guaranteed by certain of our subsidiaries. The aggregate initial offering price will not exceed $500,000,000. We will specify in an accompanying prospectus supplement the terms of any such offering. We may offer and sell these securities to or through one or more underwriters, dealers, and agents, or directly to purchasers, on a continuous or delayed basis. If any agents or underwriters are involved in the sale of any of these securities, the applicable prospectus supplement will provide the names of the agents or underwriters and any applicable fees, commissions or discounts. The prospectus supplement for each offering of securities will describe in detail the plan of distribution for such offering and may also add to or update the information in this prospectus. The prospectus supplement will also contain information, where appropriate, about material United States federal income tax consequences relating to, and any listing on a securities exchange of, the securities covered by the prospectus supplement.

        Our common stock is listed on the New York Stock Exchange under the trading symbol "MHR". Our 10.25% Series C Cumulative Perpetual Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.C". Our 8.0% Series D Cumulative Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.D". Depositary shares representing our 8% Series E Cumulative Convertible Preferred Stock are listed on the NYSE MKT under the trading symbol "MHR.PR.E".

        Investing in our securities involves risks. Please read carefully the information included and incorporated by reference in this prospectus and in any applicable prospectus supplement for a discussion of the factors you should consider before deciding to purchase our securities. See "Risk Factors" beginning on page 4 of this prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus or any accompanying prospectus supplement. Any representation to the contrary is a criminal offense.

The date of this prospectus is                        , 2015

        You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement. We have not authorized any dealer, salesman or other person to provide you with additional or different information. This prospectus and any prospectus supplement are not an offer to sell or the solicitation of an offer to buy any securities other than the securities to which they relate and are not an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. You should not assume that the information in this prospectus or any prospectus supplement or in any document incorporated by reference in this prospectus or any prospectus supplement is accurate as of any date other than the date of the document containing the information.

        You should read carefully the entire prospectus, as well as the documents incorporated by reference in the prospectus and the applicable prospectus supplement, before making an investment decision.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the "SEC"), using a "shelf" registration process. Under this process, we may offer any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement and, if applicable, a pricing supplement that will describe the specific terms of the offering. The prospectus supplement and any pricing supplement may also add to, update or change the information contained in this prospectus. Please carefully read this prospectus, the prospectus supplement and any pricing supplement, in addition to the information contained in the documents we refer to under the heading "Where You Can Find More Information."

        In this prospectus, unless the context requires otherwise, references to the terms "the Company", "we", "us", "our" or similar references, refer to Magnum Hunter Resources Corporation and its wholly-owned subsidiaries on a consolidated basis, unless we state or the context requires otherwise.

THE COMPANY

        We are an independent oil and gas company engaged primarily in the exploration for and the exploitation, acquisition, development and production of natural gas and natural gas liquids resources in the United States. We are focused in what we believe to be two of the most prolific unconventional shale resource plays in the United States, specifically, the Marcellus Shale and the Utica Shale plays located in the Appalachian Basin within the States of West Virginia and Ohio. We also own (i) primarily non-operated oil and gas properties in the Williston Basin/Bakken Shale located in Divide County, North Dakota and (ii) operated natural gas properties in Kentucky. Through our substantial equity investment in Eureka Hunter Holdings, LLC, of which Eureka Hunter Pipeline, LLC is a wholly-owned subsidiary, we are also involved in midstream operations, primarily in West Virginia and Ohio. Our wholly-owned subsidiary, Alpha Hunter Drilling, LLC, currently owns and operates six portable, trailer mounted drilling rigs, which are used for both our Appalachian Basin drilling operations and to provide drilling services to third parties.

        Our principal executive offices are located at 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056, and our telephone number is (832) 369-6986.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the Exchange Act, we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by us are available to the public free of charge at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.magnumhunterresources.com. You may also read and copy any document we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, you may read our SEC filings at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this prospectus, and the information that we later file with the SEC will automatically update and supersede this information.

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The following documents we filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 2, 2015, as amended by Forms 10-K/A filed with the SEC on March 12, 2015 and April 2, 2015;

  •
  Current Reports on Form 8-K filed with the SEC on February 4, 2015, February 17, 2015, April 3, 2015 and April 20, 2015;

  •
  the description of our common stock included in the Form 8-A filed with the SEC on December 29, 2010, and any amendment or report filed with the SEC for the purpose of updating such description;

  •
  the description of our 10.25% Series C Cumulative Perpetual Preferred Stock included in the Form 8-A filed with the SEC on December 10, 2009, and any amendment or report filed with the SEC for the purpose of updating such description;

  •
  the description of our 8% Series D Cumulative Preferred Stock included in the Form 8-A filed with the SEC on March 16, 2011, and any amendment or report filed with the SEC for the purpose of updating such description; and

  •
  the description of our Depositary Shares, each representing a 1/1,000th interest in a share of our 8% Series E Cumulative Convertible Preferred Stock included in the Form 8-A filed with the SEC on December 7, 2012, and any amendment or report filed with the SEC for the purpose of updating such description.

        All future documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K) before the termination of each offering under this prospectus shall be deemed to be incorporated in this prospectus by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

        We will provide a copy of any or all of the reports or documents incorporated by reference, free of cost to the requester, upon written or oral request to us at:

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

        These documents are also available through our website at http://www.magnumhunterresources.com. The information on or accessible through our website is not incorporated by reference in or a part of this prospectus.

2

 CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus includes "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Statements that express a belief, expectation or intention, as well as those that are not statements of historical fact, included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in this prospectus and filings made by us with the SEC. Among the factors that could cause results to differ materially are those risks discussed in this prospectus, any prospectus supplement and the periodic reports filed by us with the SEC, including our annual report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and our subsequent SEC filings. You are urged to carefully review and consider the cautionary statements and other disclosures made in this prospectus and our filings incorporated by reference, specifically those under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Forward-looking statements speak only as of the date of the document in which they are contained, and we do not undertake any duty to update any forward-looking statements except as may be required by law, and we caution you not to rely on them unduly.

3

 RISK FACTORS

        An investment in our securities involves a significant degree of risk. Before you invest in our securities you should carefully consider those risk factors included in our most recent Annual Report on Form 10-K, as amended, any subsequently filed Quarterly Reports on Form 10-Q and any subsequently filed Current Reports on Form 8-K, which are incorporated herein by reference, and those risk factors that may be included in any applicable prospectus supplement, together with all of the other information included in this prospectus, any prospectus supplement and the documents we incorporate by reference. If any of the risks discussed in the foregoing documents were to occur, our business, financial condition, results of operations and cash flows could be materially adversely affected. Please read "Cautionary Notice Regarding Forward-Looking Statements."

4

 USE OF PROCEEDS

        Except as described in any prospectus supplement, we currently intend to use the net proceeds from the sale of any securities under this prospectus for capital expenditures, working capital, acquisitions (whether direct or indirect) and other investments, repayment or refinancing of indebtedness, the possible repurchase of our common stock, investments in our subsidiaries, redemption of all or a portion of our outstanding equity interests, general corporate purposes or other purposes mentioned in any prospectus supplement. Pending any specific application, we may temporarily invest the net proceeds or apply them to the reduction of short-term indebtedness. The precise amounts and timing of the application of proceeds will depend upon our funding requirements and the availability of other funds. Except as described in any prospectus supplement, specific allocations of the proceeds to such purposes will not have been made at the date of that prospectus supplement.

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RATIO OF EARNINGS TO FIXED CHARGES AND RATIO OF EARNINGS TO
FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

        The following table contains our consolidated ratios of earnings to fixed charges and ratio of earnings to fixed charge and preferred stock dividends for the periods indicated.

	Years Ended December 31,
	2014		2013		2012		2011		2010
	(in thousands)
Ratio of Earnings to Fixed Charges(1)	—	(2)	—	(3)	—	(4)	—	(5)	—	(6)
Ratio of Earnings to Fixed Charges and Preferred Stock Dividends(1)	—	(7)	—	(8)	—	(9)	—	(10)	—	(11)

(1)
For purposes of determining the ratio of earnings to fixed charges, earnings are defined as income from continuing operations before income taxes and non-controlling interest, plus fixed charges and amortization of capitalized interest, less capitalized interest. Fixed charges consist of interest incurred (whether expensed or capitalized), amortization of deferred financing costs and an estimate of the interest within rental expense. All reported periods of the calculation of the ratio of earnings to fixed charges exclude discontinued operations. Preferred dividends are not grossed up by taxes as the Company reported losses from continuing operations for the periods presented.

(2)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2014 by $148.7 million.

(3)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2013 by $334.2 million.

(4)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2012 by $166.4 million.

(5)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2011 by $87.0 million.

(6)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2010 by $22.8 million.

(7)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2014 by $184.1 million.

(8)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2013 by $369.7 million.

(9)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2012 by $189.2 million.

(10)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2011 by $101.0 million.

(11)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2010 by $25.3 million.

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 DESCRIPTION OF DEBT SECURITIES

        The debt securities will be our direct secured or unsecured general obligations. The debt securities will be either our senior debt securities or our subordinated debt securities. The debt securities will be issued under one or more separate indentures between us and a trustee to be specified in an accompanying prospectus supplement. Senior debt securities will be issued under a senior indenture and subordinated debt securities will be issued under a subordinated indenture. Together, the senior indenture and the subordinated indenture are called the indentures. This prospectus, together with the applicable prospectus supplement, will describe the terms of a particular series of debt securities and any related subsidiary guarantees.

        The following is a summary of selected provisions and definitions of the indentures and the debt securities to which any prospectus supplement may relate. The summary of selected provisions of the indentures and the debt securities appearing below is not complete and is subject to, and qualified entirely by reference to, all of the provisions of the applicable indenture and the certificates evidencing the applicable debt securities. For additional information, you should look at the applicable indenture, including the form of the certificate evidencing the applicable debt security, that is filed as an exhibit to the registration statement that includes this prospectus. In this description of the debt securities, the words "the Company", "we", "us" or "our" refer only to Magnum Hunter Resources Corporation and not to any of our subsidiaries, unless we otherwise expressly state or the context otherwise requires.

        The following description sets forth selected general terms and provisions of the applicable indenture and debt securities to which any prospectus supplement may relate. Other specific terms of the applicable indenture and debt securities will be described in the applicable prospectus supplement. If any particular terms of the indenture or debt securities described in a prospectus supplement differ from any of the terms described below, then the terms described below will be deemed to have been superseded by that prospectus supplement.

General

        Debt securities may be issued in separate series without limitation as to aggregate principal amount. We may specify a maximum aggregate principal amount for the debt securities of any series.

        We are not limited as to the amount of debt securities we may issue under the indentures. Unless otherwise provided in a prospectus supplement, a series of debt securities may be reopened to issue additional debt securities of such series.

        The prospectus supplement relating to a particular series of debt securities will set forth:

  •
  whether the debt securities are secured or unsecured;

  •
  whether the debt securities are senior or subordinated;

  •
  the offering price;

  •
  the title;

  •
  any limit on the aggregate principal amount;

  •
  the person who shall be entitled to receive interest, if other than the record holder on the record date;

  •
  the date or dates the principal will be payable;

  •
  the interest rate or rates, if any, which may be fixed or variable, the date from which interest will accrue, the interest payment dates and the regular record dates, or the method for calculating the dates and rates;

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  •
  the place where payments may be made;

  •
  any mandatory or optional redemption provisions or sinking fund provisions and any applicable redemption or purchase prices associated with these provisions;

  •
  if issued other than in denominations of U.S. $1,000 or any multiple of U.S. $1,000, the denominations in which the debt securities shall be issuable;

  •
  if applicable, the method for determining how the principal, premium, if any, or interest will be calculated by reference to an index or formula;

  •
  if other than U.S. currency, the currency or currency units in which principal, premium, if any, or interest will be payable and whether we or a holder may elect payment to be made in a different currency;

  •
  the portion of the principal amount that will be payable upon acceleration of maturity, if other than the entire principal amount;

  •
  if the principal amount payable at stated maturity will not be determinable as of any date prior to stated maturity, the amount or method for determining the amount which will be deemed to be the principal amount;

  •
  if applicable, whether the debt securities shall be subject to the defeasance provisions described below under "—Satisfaction and Discharge; Defeasance" or such other defeasance provisions specified in the applicable prospectus supplement for the debt securities;

  •
  any conversion or exchange provisions;

  •
  whether the debt securities will be issuable in the form of a global security;

  •
  any subordination provisions applicable to the subordinated debt securities if different from those described below under "—Subordinated Debt Securities";

  •
  any paying agents, authenticating agents, security registrars or other agents for the debt securities, if other than the trustee;

  •
  any provisions relating to any security provided for the debt securities, including any provisions regarding the circumstances under which collateral may be released or substituted;

  •
  any deletions of, or changes or additions to, the events of default, acceleration provisions or covenants;

  •
  any provisions relating to guarantees for the securities and any circumstances under which there may be additional obligors; and

  •
  any other specific terms of such debt securities. Unless otherwise specified in the prospectus supplement, the debt securities will be registered debt securities. Debt securities may be sold at a substantial discount below their stated principal amount, bearing no interest or interest at a rate which at time of issuance is below market rates. The U.S. federal income tax considerations applicable to debt securities sold at a discount will be described in the applicable prospectus supplement.

Guarantees

        Payment of the principal of, premium, if any, and interest on any debt securities may be guaranteed by certain of our subsidiaries. Such guarantees will be full, unconditional, and irrevocable, and will be joint and several, unless provided otherwise in the applicable prospectus supplement. The other terms of any such guarantees, including any limitations thereon and the terms of release and discharge of any guarantor therefrom, will be described in the applicable prospectus supplement. The

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obligations under any guarantee will be limited so as not to constitute a fraudulent conveyance under applicable federal or state laws.

Exchange and Transfer

        Debt securities may be transferred or exchanged at the office of the security registrar or at the office of any transfer agent designated by us.

        We will not impose a service charge for any transfer or exchange, but we may require holders to pay any tax or other governmental charges associated with any transfer or exchange.

        In the event of any partial redemption of debt securities of any series, we will not be required to:

  •
  issue, register the transfer of, or exchange, any debt security of that series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of the mailing; or

  •
  register the transfer of or exchange any debt security of that series selected for redemption, in whole or in part, except the unredeemed portion being redeemed in part. Initially, we will appoint the trustee as the security registrar. Any transfer agent, in addition to the security registrar initially designated by us, will be named in the prospectus supplement. We may designate additional transfer agents or change transfer agents or change the office of the transfer agent. However, we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

Global Securities

        The debt securities of any series may be represented, in whole or in part, by one or more global securities. Each global security will:

  •
  be registered in the name of a depositary, or its nominee, that we will identify in a prospectus supplement;

  •
  be deposited with the depositary or nominee or custodian; and

  •
  bear any required legends.

        No global security may be exchanged in whole or in part for debt securities registered in the name of any person other than the depositary or any nominee unless:

  •
  the depositary has notified us that it is unwilling or unable to continue as depositary or has ceased to be qualified to act as depositary;

  •
  an event of default is continuing with respect to the debt securities of the applicable series; or

  •
  any other circumstance described in a prospectus supplement has occurred permitting or requiring the issuance of any such security. As long as the depositary, or its nominee, is the registered owner of a global security, the depositary or nominee will be considered the sole owner and holder of the debt securities represented by the global security for all purposes under the indentures.

        Except in the above limited circumstances, owners of beneficial interests in a global security will not be:

  •
  entitled to have the debt securities registered in their names;

  •
  entitled to physical delivery of certificated debt securities; or

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  •
  considered to be holders of those debt securities under the indenture. Payments on a global security will be made to the depositary or its nominee as the holder of the global security. Some jurisdictions have laws that require that certain purchasers of securities take physical delivery of such securities in definitive form. These laws may impair the ability to transfer beneficial interests in a global security.

        Institutions that have accounts with the depositary or its nominee are referred to as "participants." Ownership of beneficial interests in a global security will be limited to participants and to persons that may hold beneficial interests through participants. The depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of debt securities represented by the global security to the accounts of its participants.

        Ownership of beneficial interests in a global security will be shown on and effected through records maintained by the depositary, with respect to participants' interests, or any participant, with respect to interests of persons held by participants on their behalf.

        Payments, transfers and exchanges relating to beneficial interests in a global security will be subject to policies and procedures of the depositary. The depositary policies and procedures may change from time to time. Neither any trustee nor we will have any responsibility or liability for the depositary's or any participant's records with respect to beneficial interests in a global security.

Payment and Paying Agents

        Unless otherwise indicated in a prospectus supplement, the provisions described in this paragraph will apply to the debt securities. Payment of interest on a debt security on any interest payment date will be made to the person in whose name the debt security is registered at the close of business on the regular record date. Payment on debt securities of a particular series will be payable at the office of a paying agent or paying agents designated by us. However, at our option, we may pay interest by mailing a check to the record holder. The trustee will be designated as our initial paying agent.

        We may also name any other paying agents in a prospectus supplement. We may designate additional paying agents, change paying agents or change the office of any paying agent. However, we will be required to maintain a paying agent in each place of payment for the debt securities of a particular series.

        All moneys paid by us to a paying agent for payment on any debt security that remain unclaimed for a period ending the earlier of:

  •
  10 business days prior to the date the money would be turned over to the applicable state or

  •
  at the end of two years after such payment was due,

will be repaid to us. Thereafter, the holder may look only to us for such payment.

No Protection in the Event of a Change of Control

        Unless otherwise indicated in a prospectus supplement with respect to a particular series of debt securities, the debt securities will not contain any provisions that may afford holders of the debt securities protection in the event we experience a change in control or in the event of a highly leveraged transaction, whether or not such transaction results in a change in control.

Covenants

        Unless otherwise indicated in a prospectus supplement with respect to a particular series of debt securities, the debt securities will not contain any financial or restrictive covenants.

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Consolidation, Merger and Sale of Assets

        Unless otherwise indicated in a prospectus supplement with respect to a particular series of debt securities, we may not consolidate with or merge into any other person in a transaction in which we are not the surviving corporation, or convey, transfer or lease our properties and assets substantially as an entirety to any entity, unless:

  •
  the successor entity, if any, is a corporation, limited liability company, partnership, trust or other business entity existing under the laws of the United States, any State within the United States or the District of Columbia;

  •
  the successor entity assumes our obligations on the debt securities and under the indentures;

  •
  immediately after giving effect to the transaction, no default or event of default shall have occurred and be continuing; and

  •
  certain other conditions are met.

Events of Default

        Unless we indicate otherwise in a prospectus supplement, the following will be events of default for any series of debt securities under the indentures:

  •
  we fail to pay principal of or any premium on any debt security of that series when due;

  •
  we fail to pay any interest on any debt security of that series for 30 days after it becomes due;

  •
  we fail to deposit any sinking fund payment when due;

  •
  we fail to perform any other covenant in the indenture and such failure continues for 90 days after we are given the notice required in the indentures; and

  •
  certain events including our bankruptcy, insolvency or reorganization.

        Additional or different events of default applicable to a series of debt securities may be described in a prospectus supplement. An event of default under one series of debt securities is not necessarily an event of default under any other series of debt securities.

        The trustee may withhold notice to the holders of any default, except defaults in the payment of principal, premium, if any, interest, or any sinking fund installment on, or with respect to any conversion right of, the debt securities of such series. However, the trustee must consider it to be in the interest of the holders of the debt securities of such series to withhold this notice.

        Unless we indicate otherwise in a prospectus supplement, if an event of default, other than an event of default described in the fifth bullet point above, shall occur and be continuing with respect to any series of debt securities, either the trustee or the holders of at least 25 percent in aggregate principal amount of the outstanding securities of that series may declare the principal amount and premium, if any, of the debt securities of that series, or if any debt securities of that series are original issue discount securities, such other amount as may be specified in the applicable prospectus supplement, in each case together with accrued and unpaid interest, if any, thereon, to be due and payable immediately.

        If an event of default described in the fifth bullet point above shall occur, the principal amount and premium, if any, of all the debt securities of that series, or if any debt securities of that series are original issue discount securities, such other amount as may be specified in the applicable prospectus supplement, in each case together with accrued and unpaid interest, if any, thereon, will automatically become immediately due and payable. Any payment by us on the subordinated debt securities following

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any such acceleration will be subject to the subordination provisions described below under "—Subordinated Debt Securities".

        After acceleration, the holders of a majority in aggregate principal amount of the outstanding securities of that series may, under certain circumstances, rescind and annul such acceleration if all events of default, other than the non-payment of accelerated principal, or other specified amounts or interest, have been cured or waived.

        Other than the duty to act with the required care during an event of default, the trustee will not be obligated to exercise any of its rights or powers at the request of the holders unless the holders shall have offered to the trustee reasonable indemnity. Generally, the holders of a majority in aggregate principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee.

        A holder of debt securities of any series will not have any right to institute any proceeding under the indentures, or to appoint a receiver or a trustee, or for any other remedy under the indentures, unless:

  •
  the holder has previously given to the trustee written notice of a continuing event of default with respect to the debt securities of that series;

  •
  the holders of at least a majority in aggregate principal amount of the outstanding debt securities of that series have made a written request and have offered reasonable indemnity to the trustee to institute the proceeding; and

  •
  the trustee has failed to institute the proceeding and has not received direction inconsistent with the original request from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series within 60 days after the original request.

Holders may, however, sue to enforce the payment of principal, premium or interest on any debt security on or after the due date or to enforce the right, if any, to convert any debt security (if the debt security is convertible) without following the procedures described in the three bullet points above.

        We will furnish the trustee an annual statement by our officers as to whether or not we are in default in the performance of the conditions and covenants under the indenture and, if so, specifying all known defaults.

Modification and Waiver

        Unless we indicate otherwise in a prospectus supplement, the applicable trustee and we may make modifications and amendments to an indenture with the consent of the holders of a majority in aggregate principal amount of the outstanding securities of each series affected by the modification or amendment.

        We may also make modifications and amendments to the indentures for the benefit of holders without their consent, for certain purposes including, but not limited to:

  •
  providing for our successor to assume the covenants under the indenture;

  •
  adding covenants or events of default;

  •
  making certain changes to facilitate the issuance of the securities;

  •
  securing the securities;

  •
  providing for a successor trustee or additional trustees;

  •
  curing any ambiguities or inconsistencies;

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  •
  providing for guarantees of, or additional obligors on, the securities;

  •
  permitting or facilitating the defeasance and discharge of the securities; and

  •
  other changes specified in the indenture.

        However, neither the trustee nor we may make any modification or amendment without the consent of the holder of each outstanding security of that series affected by the modification or amendment if such modification or amendment would:

  •
  change the stated maturity of any debt security;

  •
  reduce the principal, premium, if any, or interest on any debt security or any amount payable upon redemption or repurchase, whether at our option or the option of any holder, or reduce the amount of any sinking fund payments;

  •
  reduce the principal of an original issue discount security or any other debt security payable on acceleration of maturity;

  •
  change the place of payment or the currency in which any debt security is payable;

  •
  impair the right to enforce any payment after the stated maturity or redemption date;

  •
  if subordinated debt securities, modify the subordination provisions in a materially adverse manner to the holders;

  •
  adversely affect the right to convert any debt security if the debt security is a convertible debt security; or

  •
  change the provisions in the indenture that relate to modifying or amending the indenture.

Satisfaction and Discharge; Defeasance

        We may be discharged from our obligations on the debt securities, subject to limited exceptions, of any series that have matured or will mature or be redeemed within one year if we deposit enough money with the trustee to pay all the principal, interest and any premium due to the stated maturity date or redemption date of the debt securities.

        Each indenture contains a provision that permits us to elect either or both of the following:

  •
  We may elect to be discharged from all of our obligations, subject to limited exceptions, with respect to any series of debt securities then outstanding. If we make this election, the holders of the debt securities of the series will not be entitled to the benefits of the indenture, except for the rights of holders to receive payments on debt securities or the registration, transfer and exchange of debt securities and replacement of lost, stolen or mutilated debt securities.

  •
  We may elect to be released from our obligations under some or all of any financial or restrictive covenants applicable to the series of debt securities to which the election relates and from the consequences of an event of default resulting from a breach of those covenants.

        To make either of the above elections, we must irrevocably deposit in trust with the trustee enough money to pay in full the principal, interest and premium on the debt securities. This amount may be made in cash and/or U.S. government obligations or, in the case of debt securities denominated in a currency other than U.S. dollars, cash in the currency in which such series of securities is denominated and/or foreign government obligations. As a condition to either of the above elections, for debt securities denominated in U.S. dollars we must deliver to the trustee an opinion of counsel that the holders of the debt securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the action.

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Notices

        Notices to holders will be given by mail to the addresses of the holders in the security register.

Governing Law

        The indentures and the debt securities will be governed by, and construed under, the laws of the State of New York.

No Personal Liability of Directors, Officers, Employees and Stockholders

        No incorporator, stockholder, employee, agent, officer or director (or, in the absence of a subsidiary guarantee, subsidiary) of ours will have any liability for any obligations of ours, or because of the creation of any indebtedness under the debt securities, the indentures or supplemental indentures. The indentures provide that all such liability is expressly waived and released as a condition of, and as a consideration for, the execution of such indentures and the issuance of the debt securities.

Regarding the Trustee

        The indentures limit the right of the trustee, should it become our creditor, to obtain payment of claims or secure its claims.

        The trustee is permitted to engage in certain other transactions with us. However, if the trustee acquires any conflicting interest, and there is a default under the debt securities of any series for which it is trustee, the trustee must eliminate the conflict or resign.

        The accompanying prospectus supplement will specify the trustee for the particular series of debt securities to be issued under the indentures.

Subordinated Debt Securities

        The following provisions will be applicable with respect to each series of subordinated debt securities, unless otherwise stated in the prospectus supplement relating to that series of subordinated debt securities.

        The indebtedness evidenced by the subordinated debt securities of any series is subordinated, to the extent provided in the subordinated indenture and the applicable prospectus supplement, to the prior payment in full, in cash or other payment satisfactory to the holders of senior debt, of all senior debt, including any senior debt securities.

        Upon any distribution of our assets upon any dissolution, winding up, liquidation or reorganization, whether voluntary or involuntary, marshalling of assets, assignment for the benefit of creditors, or in bankruptcy, insolvency, receivership or other similar proceedings, payments on the subordinated debt securities will be subordinated in right of payment to the prior payment in full, in cash or other payment satisfactory to holders of senior debt, of all senior debt, including any senior debt securities.

        In the event of any acceleration of the subordinated debt securities of any series because of an event of default with respect to the subordinated debt securities of that series, holders of any senior debt would be entitled to payment in full in cash or other payment satisfactory to holders of senior debt before the holders of subordinated debt securities are entitled to receive any payment or distribution.

        In addition, the subordinated debt securities will be structurally subordinated to all indebtedness and other liabilities of our subsidiaries, including trade payables and lease obligations. This occurs because our right to receive any assets of our subsidiaries upon their liquidation or reorganization, and your right to participate in those assets, will be effectively subordinated to the claims of that

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subsidiary's creditors, including trade creditors, except to the extent that we are recognized as a creditor of such subsidiary. If we are recognized as a creditor of that subsidiary, our claims would still be subordinate to any security interest in the assets of the subsidiary and any indebtedness of the subsidiary senior to us.

        We are required to promptly notify holders of senior debt or their representatives under the subordinated indenture if payment of the subordinated debt securities is accelerated because of an event of default.

        Under the subordinated indenture, we may also not make payment on the subordinated debt securities if:

  •
  a default in our obligations to pay principal, premium, interest or other amounts on our senior debt occurs and the default continues beyond any applicable grace period, which we refer to as a payment default; or

  •
  any other default occurs and is continuing with respect to designated senior debt that permits holders of designated senior debt to accelerate its maturity, and the trustee receives a payment blockage notice from us or some other person permitted to give the notice under the subordinated indenture, which we refer to as a non-payment default.

        We may and shall resume payments on the subordinated debt securities:

  •
  in case of a payment default, when the default is cured or waived or ceases to exist; and

  •
  in case of a nonpayment default, the earlier of when the default is cured or waived or ceases to exist or 179 days after the receipt of the payment blockage notice.

        No new payment blockage period may start on the basis of a nonpayment default unless 365 days have elapsed from the effectiveness of the immediately prior payment blockage notice. No nonpayment default that existed or was continuing on the date of delivery of any payment blockage notice to the trustee shall be the basis for a subsequent payment blockage notice.

        As a result of these subordination provisions, in the event of our bankruptcy, dissolution or reorganization, holders of senior debt may receive more, ratably, and holders of the subordinated debt securities may receive less, ratably, than our other creditors. The subordination provisions will not prevent the occurrence of any event of default under the subordinated indenture.

        The subordination provisions will not apply to payments from money or government obligations held in trust by the trustee for the payment of principal, interest and premium, if any, on subordinated debt securities pursuant to the provisions described under "—Satisfaction and Discharge; Defeasance", if the subordination provisions were not violated at the time the money or government obligations were deposited into trust.

        If the trustee or any holder receives any payment that should not have been made to them in contravention of subordination provisions before all senior debt is paid in full in cash or other payment satisfactory to holders of senior debt, then such payment will be held in trust for the holders of senior debt.

        Senior debt securities will constitute senior debt under the subordinated indenture.

        Additional or different subordination provisions may be described in a prospectus supplement relating to a particular series of debt securities.

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DESCRIPTION OF CAPITAL STOCK

Common Stock

        The following description of the terms of our common stock is a summary only and is qualified by reference to the relevant provisions of Delaware law and our certificate of incorporation and bylaws, as amended. Copies of our certificate of incorporation and bylaws, as amended, are filed as exhibits to the registration statement of which this prospectus is a part.

        Under our certificate of incorporation, our authorized capital stock consists of 350,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

        As of March 31, 2015 there were 201,480,649 shares of common stock outstanding. All shares of our common stock currently outstanding are fully paid and non-assessable.

        Voting.    Each holder of common stock is entitled to one vote for each share of common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for the election of directors, which is determined by a plurality vote, or as otherwise may be provided by applicable law or the rules of the New York Stock Exchange, all matters to be voted on by our stockholders must be approved by a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote. Holders of common stock are not entitled to cumulate their votes in the election of directors. Each of our directors will be elected annually by our stockholders voting as a single class.

        Dividends.    Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for that purpose, subject to any preferential dividend rights or other preferences granted to the holders of any outstanding preferred stock.

        Liquidation, Dissolution or Winding Up.    In the event of any liquidation, dissolution or winding up of our company, whether voluntary or involuntary, the holders of common stock are entitled to share ratably, in all remaining assets available for distribution to stockholders after payment of or provision for our liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

        No Preemptive Rights.    Holders of common stock have no preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

Preferred Stock

        As of March 31, 2015: (i) there were 4,000,000 shares of our authorized preferred stock designated as 10.25% Series C Cumulative Perpetual Preferred Stock, which we refer to in this prospectus as Series C Preferred Stock, of which 4,000,000 shares were issued and outstanding, (ii) there were 5,750,000 shares of our authorized preferred stock designated as 8.0% Series D Cumulative Preferred Stock, which we refer to in this prospectus as Series D Preferred Stock, of which 4,424,889 shares were issued and outstanding and (iii) there were 12,000 shares of our authorized preferred stock designated as 8% Series E Cumulative Convertible Preferred Stock, which we refer to in this prospectus as Series E Preferred Stock, of which Depositary Shares representing 3,722 shares of our Series E Preferred Stock were outstanding.

Series C Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series C Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series C Certificate of Designation") and the material provisions are described below. The following description of our

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Series C Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series C Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series C Preferred Stock.

        Dividends.    Holders of the Series C Preferred Stock are entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series C Preferred Stock at a rate of 10.25% per annum of the $25.00 liquidation preference per share (equivalent to $2.5625 per annum per share). However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" (as described below) occur or if we fail to maintain the listing of the Series C Preferred Stock on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national securities exchange (each a "national exchange") for 180 consecutive days, the dividend rate on the Series C Preferred Stock will increase to 12.50% per annum until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. Dividends become payable monthly in arrears on the last day of each month; provided that if such day falls on a national holiday or a weekend, such dividends will be due and payable on the next business day following such weekend or national holiday. A "Quarterly Dividend Default" occurs if we fail to pay cash dividends on the Series C Preferred Stock in full for any monthly dividend period within a calendar quarter, provided that only one Quarterly Dividend Default may occur during each calendar quarter and only four Quarterly Dividend Defaults may occur within a calendar year.

        Voting Rights.    Holders of the Series C Preferred Stock generally have no voting rights. However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" occur or if we fail to maintain the listing of the Series C Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series C Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series C Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series C Preferred Stock, or any class ranking on parity with the Series C Preferred Stock.

        Redemption Rights.    The Series C Preferred Stock does not have any stated maturity date and is not subject to any sinking fund or mandatory redemption provisions, except under some circumstances upon a "Change of Ownership or Control" (as described below). Accordingly, the shares of Series C Preferred Stock will remain outstanding indefinitely unless we decide to redeem them or purchase all or a portion of the shares in the open market. We are not required to set aside funds to redeem the Series C Preferred Stock.

        We may redeem the Series C Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date.

        Following a "Change of Ownership or Control" (as such term is defined in the Series C Certificate of Designation) of us by a person, entity or group other than a "Qualifying Public Company" (as such term is defined in the Series C Certificate of Designation), we (or the acquiring entity) will be required to redeem the Series C Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date, in cash.

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        A Change of Ownership or Control of us by a Qualifying Public Company will not require a mandatory redemption of the Series C Preferred Stock, but such Qualifying Public Company will have the right for a period of 90 days after a Change of Ownership or Control to redeem the Series C Preferred Stock, in whole but not in part, pursuant to the special redemption provisions described above.

        Liquidation Preference.    In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series C Preferred Stock are entitled to receive, from the assets remaining after payment of liabilities, subject to the distribution rights of any parity shares or senior shares (as described below), but before any distribution of assets to the holders of our common stock or other junior shares (as described below), cash in an amount equal to $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the distribution date.

        Conversion Rights.    The Series C Preferred Stock is not convertible into or exchangeable for any stock or other securities or property of the Company.

        Ranking.    The Series C Preferred Stock ranks (i) senior to our common stock, our Series D Preferred Stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares"; (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock), referred to as "parity shares"; (iii) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock), referred to as "senior shares"; and (iv) junior to all our existing and future indebtedness.

Series D Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series D Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series D Certificate of Designation") and the material provisions are described below. The following description of our Series D Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series D Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series D Preferred Stock.

        Dividend Rights.    Holders of the Series D Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series D Preferred Stock at a rate of 8.0% per annum of the $50.00 liquidation preference per share (equivalent to $4.00 per annum per share). However, if any four consecutive or non-consecutive Quarterly Dividend Defaults (as defined in the Series D Certificate of Designation) occur or if we fail to maintain the listing on a national exchange for 180 consecutive days or longer, the dividend rate on the Series D Preferred Stock shall increase to 10.0% per annum, which we refer to as the "Penalty Rate." Dividends will generally be payable monthly in equal amounts in arrears on the last day of each calendar month.

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        Dividends on the Series D Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings or profits; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series D Preferred Stock will be credited against the previously accrued dividends on such shares of Series D Preferred Stock. We will credit any dividends paid on the Series D Preferred Stock first to the earliest accumulated accrued and unpaid dividend due. As described more fully under "—Series D Ranking" below, the payment of dividends with respect to the Series D Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock are entitled.

        Penalties as a Result of Failure to Pay Dividends.    If any four consecutive or non-consecutive Quarterly Dividend Defaults occur, then, until we have paid all accumulated and unpaid dividends on the shares of our Series D Preferred Stock in full, the dividend rate will be increased to the Penalty Rate as described above. In addition, if we do not pay dividends in cash, dividends on the Series D Preferred Stock, including all accrued but unpaid dividends, will be paid either: (a) (if our common stock is then listed on a national exchange) in fully-tradable registered shares of our common stock with a value equal to the amount of dividends being paid, calculated based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment along with cash in lieu of any fractional share, or (b) (if our common stock is not then listed on a national exchange) in additional shares of Series D Preferred Stock with a value equal to the amount of the dividend being paid, based on the liquidation preference per share, along with cash in lieu of any fractional share. Finally, the holders of Series D Preferred Stock will receive certain voting rights described below until such time as the dividend date reverts back to the standard 8% rate. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

        Optional Redemption.    We may redeem the Series D Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date.

        Special Redemption upon Change of Ownership or Control.    Following a "Change of Ownership or Control" of us by a person, entity or group, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $50.00 per share, plus accrued and unpaid dividends (whether or not declared), up to the redemption date, in cash.

        Series D Ranking.    The Series D Preferred Stock ranks: (i) senior to our common stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares", (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock), referred to as "parity shares", (iii) junior to our Series C Preferred Stock, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the

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holders of at least two-thirds of the outstanding shares of Series D Preferred Stock), referred to, together with the Series C Preferred Stock, as "senior shares", and (v) junior to all our existing and future indebtedness.

        Liquidation Preference.    If we liquidate, dissolve or wind up our operations, the holders of our Series D Preferred Stock will have the right to receive $50.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series D Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock.

        No Maturity or Mandatory Redemption.    The Series D Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option or under some circumstances upon a Change of Ownership or Control as described above.

        Voting Rights.    Holders of the Series D Preferred Stock will generally have no voting rights. However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" occur or if we fail to maintain the listing of the Series D Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series D Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series D Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series D Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series D Preferred Stock, or any class ranking on parity with the Series D Preferred Stock.

        No Conversion Rights.    The Series D Preferred Stock is not convertible into, or exchangeable for, any of our other property or securities.

Series E Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series E Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series E Certificate of Designation") and the material provisions are described below. The following description of our Series E Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series E Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series E Preferred Stock.

        Dividend Rights.    Holders of the Series E Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series E Preferred Stock at a rate of 8% per annum of the $25,000.00 liquidation preference per share (equivalent to $2,000 per annum per share). However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing on a national exchange for 180 consecutive days, the dividend rate on the Series E Preferred Stock may increase to 10.0% per annum, which we refer to as the "Penalty Rate." Dividends will generally be payable monthly in arrears on the last day of each calendar month.

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        Dividends on the Series E Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series E Preferred Stock will be credited against the previously accrued dividends on such shares of Series E Preferred Stock. We will credit any dividends paid on the Series E Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully under "—Series E Ranking" below, the payment of dividends with respect to the Series E Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock or our Series D Preferred Stock are entitled.

        Penalties as a Result of Failure to Pay Dividends.    If any four consecutive or non-consecutive Quarterly Dividend Defaults occur, then, until we have paid all accumulated and unpaid dividends on the shares of our Series E Preferred Stock in full, the dividend rate will be increased to the Penalty Rate as described above. In addition, if we do not pay dividends in cash, dividends on the Series E Preferred Stock, including all accrued but unpaid dividends, will be paid either: (a) (if our common stock is then listed on a national exchange) in fully-tradable registered shares of our common stock in an amount based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment along with cash in lieu of any fractional share, or (b) (if our common stock is not then listed on a national exchange) in additional shares of Series E Preferred Stock with a liquidation value equal to the amount of the dividend along with cash in lieu of any fractional share. Finally, the holders of Series E Preferred Stock will receive certain voting rights described below. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

        Redemption.    Prior to November 2, 2015, the shares of Series E Preferred Stock may be redeemed only upon the occurrence of certain conditions described in (1) and (2) below. On or after November 2, 2015, we may redeem the Series E Preferred Stock, at our option, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends. (1) Within 90 days following a change of ownership or control, we (or the acquiring company) shall have the right, but not the obligation, to redeem the Series E Preferred Stock, in whole but not in part, for $25,000.00 per share plus accrued and unpaid dividends. (2) If on any 20 trading days during any consecutive 30 trading day period, the trading price per share of our Common Stock equals or exceeds the product of one and twenty-nine hundredths (1.29) times the conversion price of $8.50 per share, subject to certain adjustments (a "Trading Price Event"), then Magnum Hunter shall have the right to redeem the Series E Preferred Stock, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends.

        Series E Ranking.    The Series E Preferred Stock ranks: (i) senior to our common stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares", (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock), referred to as "parity shares", (iii) junior to our Series C Preferred Stock and our Series D Preferred Stock, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the

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holders of at least two-thirds of the outstanding shares of Series E Preferred Stock), referred to, together with the Series C Preferred Stock and the Series D Preferred Stock, as "senior shares", and (v) junior to all our existing and future indebtedness.

        Liquidation Preference.    If we liquidate, dissolve or wind up our operations, the holders of our Series E Preferred Stock will have the right to receive $25,000.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series E Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock and the Series D Preferred Stock.

        No Maturity of Mandatory Redemption.    The Series E Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option after November 2, 2015 or under some circumstances upon a Change of Ownership or Control as described above.

        Voting Rights.    Holders of the Series E Preferred Stock will generally have no voting rights. However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing of the Series E Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series E Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series E Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series E Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series E Preferred Stock, or any class ranking on parity with the Series E Preferred Stock.

        The affirmative vote of at least two thirds of the Series E Preferred Stock is required for:

          (a)   Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or the terms of the Series E Preferred Stock that materially and adversely affects the holders;

          (b)   A statutory share exchange or merger, unless in each such case the Series E Preferred Stock remain outstanding without a material and adverse change to its terms or shall be converted into preferred shares of the surviving entity having identical material preferences and rights; and

          (c)   the authorization, reclassification or creation of, or the increase in the authorized amount of any shares of a class ranking prior to the Series E Preferred Stock,

        Provided, however, that no such vote shall be required after November 2, 2015 or a "Trading Price Event," as such term is defined in the Series E Certificate of Designation, or in connection with a change of ownership or control during which the Series E Preferred Stock is redeemed.

        Conversion Rights.    The shares of Series E Preferred Stock are convertible, in whole or in part, at the option of the holder into shares of our common stock equal to $25,000.00 per share of Series E stock, plus accrued and unpaid dividends, divided by the conversion price of $8.50. Upon the occurrence of a change in ownership or control, each holder of Series E Preferred Stock shall have the right to convert their shares of Series E Preferred Stock into either (1) the quotient obtained by dividing $25,000.00 per share plus accrued and unpaid dividends, by the market value of our Common Stock on the change of control date, subject to a share cap and certain adjustments; or (2) in the case of a change of ownership pursuant to which the our common stock shall be converted into cash, securities or other property, each holder of Series E Preferred Stock shall receive the kind and amount

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of consideration that the holder would have been entitled to receive had such holder held a number of shares of our common stock equal to the amount described in number (1) above.

Other Series of Preferred Stock

        Pursuant to our certificate of incorporation, our board of directors has the authority without further action by our stockholders to issue one or more additional series of preferred stock. Our board of directors has the authority to fix the number of shares of any series of preferred stock and to determine the designation of any such series. Our board of directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock. In addition, within the limitations or restrictions stated in any resolution or resolutions of our board of directors originally fixing the number of shares constituting any series, our board of directors has the authority to increase or decrease, but not below the number of shares of such series then outstanding, the number of shares of any series subsequent to the issue of shares of that series. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control without further action by our stockholders and may adversely affect the market price of, and the voting and other rights of the holders of, our common stock. These effects might include, among other things, restricting dividends on our common stock, diluting the voting power of our common stock or impairing the liquidation rights of our common stock.

        The prospectus supplement with respect to any issuance of preferred stock will specify:

  •
  the maximum number of shares;

  •
  the designation of the shares;

  •
  the annual dividend rate, if any, whether the dividend rate is fixed or variable, the date dividends will accrue, the dividend payment dates, and whether dividends will be cumulative;

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  the price and the terms and conditions for redemption, if any, including redemption at our option or at the option of the holders, including the time period for redemption, and any accumulated dividends or premiums;

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  the liquidation preference, if any, and any accumulated dividends upon liquidation, dissolution or winding up of our affairs;

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  any sinking fund or similar provision, and, if so, the terms and provisions relating to the purpose and operation of the fund;

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  the terms and conditions, if any, for conversion or exchange of the shares of preferred stock into or for shares of any other class or classes of our capital stock or any series of any other class or classes, or of any other series of the same class, or any other securities, including debt securities, or assets, including the price or the rate of conversion or exchange and the method, if any, of adjustment;

  •
  if applicable, a discussion of material U.S. federal income tax considerations;

  •
  any voting rights; and

  •
  any or all other preferences and relative, participating, optional or other special rights, privileges or qualifications, limitations or restrictions.

        Any shares of preferred stock offered pursuant to this prospectus and the applicable prospectus supplement will, upon issuance, be fully paid and non-assessable.

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Anti-Takeover Provisions of Delaware Law, Our Certificate of Incorporation and Our By-Laws

        Certain provisions of Delaware law and our certificate of incorporation and our bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise and to remove our incumbent directors and officers. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

        Delaware Law.    We are subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, or DGCL, regulating corporate takeovers. In general, those provisions prohibit a Delaware corporation from engaging in any business combination with any stockholder who owns 15% or more of our outstanding voting stock (as well as affiliates and associates of such stockholders) for a period of three years following the date that the stockholder became an interested stockholder, unless:

  •
  the transaction is approved by the board before the date the interested stockholder acquired the stock;

  •
  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by various employee benefit plans or persons who are directors and also officers; or

  •
  on or after the date the stockholder acquired the stock, the business combination is approved by the board and authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

        Section 203 defines "business combination" to include the following:

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  any merger or consolidation involving the corporation and the interested stockholder;

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  any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

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  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

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  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        A Delaware corporation may opt out of this provision either with an express provision in its original certificate of incorporation or in an amendment to its certificate of incorporation or bylaws approved by its stockholders. However, we have not opted out, and do not currently intend to opt out, of this provision. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

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        Certificate of Incorporation and Bylaws.    In addition, some provisions of our certificate of incorporation and bylaws may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might deem to be in the stockholders' best interests. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.

        Authorized but Unissued Shares.    The authorized but unissued shares of our common stock and preferred stock are available for future issuance without stockholder approval, unless such approval is required by applicable law or listing rules of an applicable securities exchange or quotation system. These additional shares may be used for a variety of corporate purposes, such as for additional public offerings, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of our company by means of a proxy contest, tender offer, merger or otherwise.

        Amendment to Bylaws.    Our board of directors is authorized to make, alter or repeal our bylaws without further stockholder approval.

        Advance Notice of Director Nominations and Matters to be Acted upon at Meetings.    Our bylaws contain advance notice requirements for nominations for directors to our board of directors and for proposing matters that can be acted upon by stockholders at stockholder meetings.

        Call of Special Meetings of Stockholders.    Our bylaws provide that special meetings of stockholders may be called only by our chairman, by a majority of our board of directors, by our chief executive officer, by our president or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

Limitation on Liability and Indemnification Matters

        Our certificate of incorporation limits, to the fullest extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. The effect of this provision is to eliminate our rights and those of our stockholders, through stockholders' derivative suits on behalf of our company, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. Exculpation does not apply if the director acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

        Section 145 of the DGCL provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he or she was a director, officer, employee or agent of the corporation or was serving at the request of the corporation against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Our bylaws provide that we may indemnify our directors, officers, employees and agents to the fullest extent permitted by Delaware law.

        Additionally, we have, from time to time, entered into separate indemnification agreements with persons who were in service as directors and executive officers of the Company at such time (some of whom are no longer serving in such capacities) that provide broader indemnification than that required under the DGCL. These agreements, among other things, require us to indemnify our directors and executive officers to the fullest extent permitted by applicable law for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by a director or executive officer in any action or proceeding arising out of his service as one of our

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directors or executive officers, or any of our subsidiaries, or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these agreements are necessary to attract and retain qualified directors and executives.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Transfer Agent

        The transfer agent for our common stock and our preferred stock is American Stock Transfer & Trust Company, LLC. Its address is 16633 N. Dallas Parkway, Suite 600, Addison, Texas 75001, and its telephone number is (800) 937-5449 or (718) 921-8124.

Listing

        Our common stock is listed on the New York Stock Exchange under the trading symbol "MHR." Our Series C Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.C." Our Series D Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.D." Depositary shares representing our Series E Preferred Stock are listed on the NYSE MKT under the trading symbol "MHR.PR.E."

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DESCRIPTION OF THE DEPOSITARY SHARES

General

        At our option, we may elect to offer fractional shares of preferred stock, rather than full shares of preferred stock. If we do elect to offer fractional shares of preferred stock, we will issue to the public receipts for depositary shares and each of these depositary shares will represent a fraction of a share of a particular series of preferred stock, as specified in the applicable prospectus supplement. Each owner of a depositary share will be entitled, in proportion to the applicable fractional interest in shares of preferred stock underlying that depositary share, to all rights and preferences of the preferred stock underlying that depositary share. These rights may include dividend, voting, redemption and liquidation rights.

        The shares of preferred stock underlying the depositary shares will be deposited with a bank or trust company selected by us to act as depositary, under a deposit agreement between us, the depositary and the holders of the depositary receipts. The depositary will be the transfer agent, registrar and dividend disbursing agent for the depositary shares.

        The depositary shares will be evidenced by depositary receipts issued pursuant to the depositary agreement. Holders of depositary receipts agree to be bound by the deposit agreement, which requires holders to take certain actions such as filing proof of residence and paying certain charges.

        The summary of terms of the depositary shares contained in this prospectus is not complete. You should refer to the forms of the deposit agreement, our certificate of incorporation and the certificate of designation for the applicable series of preferred stock that are, or will be, filed with the SEC. If applicable, material U.S. federal income tax considerations relating to depositary shares will be described in the applicable prospectus supplement.

Dividends

        The depositary will distribute cash dividends or other cash distributions, if any, received in respect of the series of preferred stock underlying the depositary shares to the record holders of depositary receipts in proportion to the number of depositary shares owned by those holders on the relevant record date. The relevant record date for depositary shares will be the same date as the record date for the preferred stock.

        In the event of a distribution other than in cash, the depositary will distribute property received by it to the record holders of depositary receipts that are entitled to receive the distribution, unless the depositary determines that it is not feasible to make the distribution. If this occurs, the depositary, with our approval, may adopt another method for the distribution, including selling the property and distributing the net proceeds to the holders.

Liquidation Preference

        If a series of preferred stock underlying the depositary shares has a liquidation preference, in the event of our voluntary or involuntary liquidation, dissolution or winding up, holders of depositary shares will be entitled to receive the fraction of the liquidation preference accorded each share of the applicable series of preferred stock, as set forth in the applicable prospectus supplement.

Redemption

        If a series of preferred stock underlying the depositary shares is subject to redemption, the depositary shares will be redeemed from the proceeds received by the depositary resulting from the redemption, in whole or in part, of the preferred stock held by the depositary. Whenever we redeem any preferred stock held by the depositary, the depositary will redeem, as of the same redemption date,

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the number of depositary shares representing the preferred stock so redeemed. The depositary will mail the notice of redemption to the record holders of the depositary receipts promptly upon receiving the notice from us and no fewer than 20 nor more than 60 days, unless otherwise provided in the applicable prospectus supplement, prior to the date fixed for redemption of the preferred stock.

Voting

        Upon receipt of notice of any meeting at which the holders of preferred stock are entitled to vote, the depositary will mail the information contained in the notice of meeting to the record holders of the depositary receipts underlying the preferred stock. Each record holder of those depositary receipts on the record date will be entitled to instruct the depositary as to the exercise of the voting rights pertaining to the amount of preferred stock underlying that holder's depositary shares. The record date for the depositary will be the same date as the record date for the preferred stock. The depositary will try, as far as practicable, to vote the preferred stock underlying the depositary shares in accordance with these instructions. We will agree to take all action that may be deemed necessary by the depositary in order to enable the depositary to vote the preferred stock in accordance with these instructions. The depositary will not vote the preferred stock to the extent that it does not receive specific instructions from the holders of depositary receipts.

Withdrawal of Preferred Stock

        Owners of depositary shares will be entitled to receive upon surrender of depositary receipts at the principal office of the depositary and payment of any unpaid amount due to the depositary, the number of whole shares of preferred stock underlying their depositary shares.

        Partial shares of preferred stock will not be issued. Holders of preferred stock will not be entitled to deposit the shares under the deposit agreement or to receive depositary receipts evidencing depositary shares for the preferred stock.

Amendment and Termination of the Deposit Agreement

        The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may be amended by agreement between the depositary and us. However, any amendment which materially and adversely alters the rights of the holders of depositary shares, other than fee changes, will not be effective unless the amendment has been approved by at least a majority of the outstanding depositary shares. The deposit agreement may be terminated by the depositary or us only if:

  •
  all outstanding depositary shares have been redeemed; or

  •
  there has been a final distribution of the preferred stock in connection with our dissolution and such distribution has been made to all the holders of depositary shares.

Charges of Depositary

        We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangement. We will also pay charges of the depositary in connection with:

  •
  the initial deposit of the preferred stock;

  •
  the initial issuance of the depositary shares;

  •
  any redemption of the preferred stock; and

  •
  all withdrawals of preferred stock by owners of depositary shares.

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        Holders of depositary receipts will pay transfer, income and other taxes and governmental charges and other specified charges as provided in the deposit agreement for their accounts. If these charges have not been paid, the depositary may:

  •
  refuse to transfer depositary shares;

  •
  withhold dividends and distributions; and

  •
  sell the depositary shares evidenced by the depositary receipt.

Miscellaneous

        The depositary will forward to the holders of depositary receipts all reports and communications we deliver to the depositary that we are required to furnish to the holders of the preferred stock. In addition, the depositary will make available for inspection by holders of depositary receipts at the principal office of the depositary, and at such other places as it may from time to time deem advisable, any reports and communications we deliver to the depositary as the holder of preferred stock.

        Neither the depositary nor we will be liable if either the depositary or we are prevented or delayed by law or any circumstance beyond the control of either the depositary or us in performing our respective obligations under the deposit agreement. Our obligations and the depositary's obligations will be limited to the performance in good faith of our or the depositary's respective duties under the deposit agreement. Neither the depositary nor we will be obligated to prosecute or defend any legal proceeding in respect of any depositary shares or preferred stock unless satisfactory indemnity is furnished. The depositary and we may rely on:

  •
  written advice of counsel or accountants;

  •
  information provided by holders of depositary receipts or other persons believed in good faith to be competent to give such information; and

  •
  documents believed to be genuine and to have been signed or presented by the proper party or parties.

Resignation and Removal of Depositary

        The depositary may resign at any time by delivering a notice to us. We may remove the depositary at any time. Any such resignation or removal will take effect upon the appointment of a successor depositary and its acceptance of such appointment. The successor depositary must be appointed within 60 days after delivery of the notice for resignation or removal. The successor depositary must be a bank and trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000.

Depositary Shares Representing Series E Preferred Stock

        General.    As of March 31, 2015, we had 3,721,556 depositary shares representing 3,722 shares of our Series E Preferred Stock outstanding. Each depositary share represents a 1/1,000th interest in a share of the Series E Preferred Stock. The following description summarizes specific terms and provisions of the depositary shares representing shares of our Series E Preferred Stock. You should read this description of the material terms of the depositary shares representing our Series E Preferred Stock along with the terms that apply generally to depositary shares and the description of our Series E Preferred Stock under "Description of Capital Stock—Preferred Stock—Series E Preferred Stock."

        For each depositary share representing our Series E Preferred Stock outstanding, the underlying shares of the Series E Preferred Stock are deposited with the depositary pursuant to a deposit agreement dated as of November 2, 2012 among us, American Stock Transfer & Trust Company, as

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depositary, and the holders from time to time of the depositary receipts. Subject to the terms of the deposit agreement, the depositary shares will be entitled to all the rights and preferences of the Series E Preferred Stock, as applicable, and subject to the limitations, qualifications and restrictions thereof, in proportion to the applicable fraction of a share of Series E Preferred Stock those depositary shares represent.

        We may elect from time to time to issue additional shares of Series E Preferred Stock and additional depositary shares representing interests in such additional shares of the Series E Preferred Stock, without notice to, or consent from, the existing holders of Series E Preferred Stock.

        Book-Entry System.    The Series E Preferred Stock will initially be issued in registered form to the depositary, and the depositary shares representing fractional interests in the Series E Preferred Stock will then be issued in book-entry form through the facilities of the Depository Trust Company ("DTC"). This means that we do not issue actual depositary receipts to each holder of depositary shares, except in limited circumstances. Instead, the depositary shares are in the form of a single global depositary receipt deposited with and held in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. In order to own a beneficial interest in a depositary receipt, one must be an organization that participates in DTC or have an account with an organization that participates in DTC. As long as DTC or its nominee is the registered owner of the global depositary receipt, DTC or its nominee, as the case may be, is considered the sole owner and holder of the global depositary receipt and the Series E Preferred Stock represented by such receipt for all purposes under the instruments governing the rights and obligations of holders of the depositary shares and Series E Preferred Stock.

        Dividends and Other Distributions.    Each dividend on a depositary share will be in an amount equal to 1/1,000th of the dividend declared on the related share of the Series E Preferred Stock. The depositary distributes all dividends and other cash distributions received on the Series E Preferred Stock to the holders of record of the depositary shares in proportion to the number of depositary shares held by each holder. In the event of a distribution other than in cash, the depositary will distribute property received by it to the record holders of depositary receipts that are entitled to receive the distribution, unless the depositary determines that it is not feasible to make the distribution. If this occurs, the depositary, with our approval, may adopt another method of distribution, including selling the property and distributing the net proceeds to the holders.

        The depositary will not distribute amounts less than one cent. If the calculation of a dividend or other cash distribution results in an amount to be distributed that is a fraction of a cent, the depositary will hold the fraction of one cent, without liability for interest thereon, and add such amount to the next sum received by the depositary for distribution to the holders.

        Record dates for the payment of dividends and other matters relating to the depositary shares is the same as the corresponding record dates for the Series E Preferred Stock.

        The amount paid as dividends or otherwise distributable by the depositary with respect to the depositary shares or the underlying Series E Preferred Stock is reduced by any amounts required to be withheld by us or the depositary on account of taxes or other governmental charges. The depositary may refuse to make any payment or distribution, or any transfer or exchange of any depositary shares or the shares of the Series E Preferred Stock until such taxes or other governmental charges are paid.

        Optional Conversion.    As described above under "Description of Capital Stock—Preferred Stock—Series E Preferred Stock," the Series E Preferred Stock may be converted at any time or upon a Change of Control, in whole or in part, into shares of our common stock at the option of the holders of the Series E Preferred Stock. The depositary shares may, at the option of holders thereof, be converted into shares of our common stock through the depositary upon the same terms and conditions as the Series E Preferred Stock.

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        If a holder's interest is a beneficial interest in a global depositary receipt evidencing depositary shares, the holder must comply with the depositary's and DTC's procedures for converting a beneficial interest in a global security. If a holder's interest is in certificated form, the record holders of depositary shares representing fractional interests in the Series E Preferred Stock must deliver depositary receipts evidencing the depositary shares to be converted, together with a written notice of conversion and a proper assignment of the depositary receipts to us or in blank to the depositary or its agent.

        Each such conversion of depositary shares will be deemed to have been effected on the trading day that the notice of conversion is received during regular business hours by the depositary; provided that, if applicable, the depositary receipts being surrendered are received by the depositary within two trading days after the depositary's receipt of the notice of conversion. In all other cases, the conversion date will be the first trading day on which the foregoing requirements shall have been satisfied. The conversion will occur at the conversion rate in effect at such time and on the conversion date.

        Redemption.    If we redeem the Series E Preferred Stock (i) on or after November 2, 2015, in whole or in part, or (ii) prior to November 2, 2015 in whole, but not in part, due to the occurrence of a "Change of Control" or "Trading Price Event", each as described above under "Description of Capital Stock—Preferred Stock—Series E Preferred Stock," we will cause the redemption of the corresponding depositary shares. The redemption price per depositary share will be 1/1,000th of the redemption price per share payable with respect to the Series E Preferred Stock. On or prior to the redemption date, we will pay or cause to be paid in full to the depositary the redemption price of the deposited shares of Series E Preferred Stock to be redeemed, and the depositary shall redeem the number of depositary shares representing such shares of Series E Preferred Stock.

        If less than all of the outstanding depositary shares are to be redeemed, the depositary will select by lot or pro rata (as nearly as may be), or by any other method determined by us in our sole discretion to be fair and equitable, those depositary shares to be redeemed. The depositary will mail notice of redemption to record holders of the depositary shares not less than 30 and not more than 60 days prior to the date fixed for redemption of the Series E Preferred Stock and the related depositary shares.

        Voting.    When the depositary receives notice of any meeting at which the holders of the Series E Preferred Stock are entitled to vote or of the solicitation of a written consent of the holders of the Series E Preferred Stock, the depositary will mail, or otherwise transmit by a method approved by the depositary in its reasonable discretion, the information contained in the notice of meeting or solicitation of written consent to the record holders of the depositary shares relating to the Series E Preferred Stock. Each record holder of the depositary shares on the record date, which will be the same date as the record date for the Series E Preferred Stock, may instruct the depositary to vote or provide written consent with respect to the amount of the Series E Preferred Stock represented by the holder's depositary shares. The depositary will use its best efforts to vote or cause to be voted, or to consent in writing, in accordance with the instructions received from the holders of the depositary shares, the maximum number of whole shares of Series E Preferred Stock represented by the depositary shares as to which any particular voting or written consent instructions were received. We will take all reasonable actions that the depositary determines are necessary to enable the depositary to vote or provide written consent as instructed. In the absence of specific instructions from holders of depositary shares, the depositary will vote the Series E Preferred Stock, or provide written consent with respect to the Series E Preferred Stock, represented by the depositary shares of such holders from whom instructions were not received proportionately with the votes cast or written consents provided pursuant to instructions received from the other holders.

        Notices.    We send notices, reports and other communications that are required to be delivered to the holders of our Series E Preferred Stock to the depository. The depositary will forward such

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communications to DTC as the holder of the global depositary receipt. Conveyance of notices and other communications by DTC to beneficial owners are governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Listing.    Our depositary shares representing our Series E Preferred Stock are traded on the NYSE MKT under the symbol "MHR.PR.E."

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DESCRIPTION OF THE WARRANTS

General

        We may issue warrants for the purchase of our common stock, preferred stock or debt securities or any combination thereof. Warrants may be issued independently or together with our common stock, preferred stock or debt securities and may be attached to or separate from any offered securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a bank or trust company, as warrant agent. The warrant agent will act solely as our agent in connection with the warrants. The warrant agent will not have any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. This summary of certain provisions of the warrants is not complete. For the terms of a particular series of warrants, you should refer to the prospectus supplement for that series of warrants and the warrant agreement for that particular series.

Stock Warrants

        The prospectus supplement relating to a particular series of warrants to purchase our common stock or preferred stock will describe the terms of the warrants, including the following:

  •
  the title of the warrants;

  •
  the offering price for the warrants, if any;

  •
  the aggregate number of the warrants;

  •
  the designation and terms of the common stock or preferred stock that may be purchased upon exercise of the warrants;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each security;

  •
  if applicable, the date from and after which the warrants and any securities issued with the warrants will be separately transferable;

  •
  the number of shares of common stock or preferred stock that may be purchased upon exercise of a warrant and the exercise price for the warrants;

  •
  the dates on which the right to exercise the warrants shall commence and expire;

  •
  if applicable, the minimum or maximum amount of the warrants that may be exercised at any one time;

  •
  the currency or currency units in which the offering price, if any, and the exercise price are payable;

  •
  if applicable, a discussion of material U.S. federal income tax considerations;

  •
  the anti-dilution provisions of the warrants, if any;

  •
  the redemption or call provisions, if any, applicable to the warrants;

  •
  any provisions with respect to holder's right to require us to repurchase the warrants upon a change in control; and

  •
  any additional terms of the warrants, including terms, procedures, and limitations relating to the exchange, exercise and settlement of the warrants.

        Holders of equity warrants will not be entitled to:

  •
  vote, consent or receive dividends;

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  •
  receive notice as stockholders with respect to any meeting of stockholders for the election of our directors or any other matter; or

  •
  exercise any rights as stockholders of the Company.

Debt Warrants

        The prospectus supplement relating to a particular issue of warrants to purchase debt securities will describe the terms of the debt warrants, including the following:

  •
  the title of the debt warrants;

  •
  the offering price for the debt warrants, if any;

  •
  the aggregate number of the debt warrants;

  •
  the designation and terms of the debt securities, including any conversion rights, purchasable upon exercise of the debt warrants;

  •
  if applicable, the date from and after which the debt warrants and any debt securities issued with them will be separately transferable;

  •
  the principal amount of debt securities that may be purchased upon exercise of a debt warrant and the exercise price for the warrants, which may be payable in cash, securities or other property;

  •
  the dates on which the right to exercise the debt warrants will commence and expire;

  •
  if applicable, the minimum or maximum amount of the debt warrants that may be exercised at any one time;

  •
  whether the debt warrants represented by the debt warrant certificates or debt securities that may be issued upon exercise of the debt warrants will be issued in registered or bearer form;

  •
  information with respect to book-entry procedures, if any;

  •
  the currency or currency units in which the offering price, if any, and the exercise price are payable;

  •
  if applicable, a discussion of material U.S. federal income tax considerations;

  •
  the anti-dilution provisions of the debt warrants, if any;

  •
  the redemption or call provisions, if any, applicable to the debt warrants;

  •
  any provisions with respect to the holder's right to require us to repurchase the warrants upon a change in control; and

  •
  any additional terms of the debt warrants, including terms, procedures, and limitations relating to the exchange, exercise and settlement of the debt warrants.

        Debt warrant certificates will be exchangeable for new debt warrant certificates of different denominations. Debt warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement. Prior to the exercise of their debt warrants, holders of debt warrants will not have any of the rights of holders of the debt securities purchasable upon exercise and will not be entitled to payment of principal or any premium, if any, or interest on the debt securities purchasable upon exercise.

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LEGAL MATTERS

        The validity of the securities offered by this prospectus will be passed upon for us by Bracewell & Giuliani LLP, Houston, Texas.

EXPERTS

Independent Accountants

        The consolidated financial statements of Magnum Hunter Resources Corporation as of December 31, 2014 and 2013 and for the three years in the period ended December 31, 2014 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 incorporated by reference in this prospectus have been so incorporated by reference in reliance on the reports of BDO USA, LLP, or BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

        The consolidated financial statements of Eureka Hunter Holdings, LLC as of December 31, 2014 and for the year then ended incorporated by reference in this prospectus have been so incorporated by reference in reliance on the report of BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

Petroleum Engineers

        The information relating to oil and natural gas reserves, as of December 31, 2014 incorporated by reference in this prospectus, including all statistics and data, was derived from a reserve report dated January 19, 2015 evaluating our oil and natural gas properties prepared by Cawley, Gillespie & Associates, independent oil and gas industry consultants, in reliance on the authority of such firm as experts in the oil and gas industry.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 20, 2015

PROSPECTUS

Magnum Hunter Resources Corporation

Up to $250,000,000
Common Stock

        This prospectus relates to the issuance and sale of shares of our common stock having an aggregate offering price of up to $250 million from time to time through MLV & Co. LLC ("MLV"). These sales, if any, will be made in accordance with the terms of a sales agreement between MLV and us. The sales agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.

        Our common stock is listed on the New York Stock Exchange, or NYSE, under the symbol "MHR." On April 16, 2015, the last reported sales price of our common stock on the NYSE was $2.72 per share.

        Sales of shares of our common stock pursuant to this prospectus, if any, by MLV will be made in negotiated transactions or in any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on the NYSE or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on terms mutually agreed upon between MLV and us. The compensation to MLV for sales of common stock through "at-the-market" sales will equal an amount ranging from 2% to 6% of the gross proceeds from the sale of the common stock, as detailed through various letter agreements mutually agreed upon by us and MLV. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

        You should read this prospectus and any information incorporated by reference herein carefully before you invest. We also encourage you to read the documents to which we have referred you in the "Where You Can Find More Information" section of this prospectus for information on us and for our financial statements.

        Investing in our common stock involves risks. See "Risk Factors" beginning on page 5 of this prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                        , 2015.

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ABOUT THIS PROSPECTUS

        This prospectus relates to an offering of our common stock. We urge you to carefully read this prospectus, the information incorporated by reference and any free writing prospectus that we authorize to be distributed to you before buying any of the shares of common stock being offered under this prospectus. To the extent that any statement that we make in this prospectus is inconsistent with statements made in any documents incorporated by reference, the statements made in this prospectus will be deemed to modify or supersede those made in documents incorporated by reference.

        You should rely only on the information contained, or incorporated by reference, in this prospectus or contained in any free writing prospectus we have authorized to be distributed to you in connection with this offering. Neither we nor MLV has authorized anyone to provide you with different or inconsistent information. You should not rely on any unauthorized information or representation. This prospectus is an offer to sell only the common stock offered hereby, and only under circumstances and in jurisdictions where it is lawful to do so. You should assume that the information in this prospectus and any free writing prospectus authorized to be distributed by us is accurate only as of the date on the front of the applicable document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any free writing prospectus or any sale of a security. Our business, assets, financial condition, results of operations and prospects may have changed since those dates.

        We are not making any representation to you regarding the legality of an investment in our common stock by you under applicable law. You should consult with your own legal advisors as to the legal, tax, business, financial and related aspects of a purchase of our common stock.

        Information contained on or accessible through our website, www.magnumhunterresources.com, does not constitute part of this prospectus.

        Unless otherwise indicated or unless the context requires otherwise, all references in this prospectus to "Magnum Hunter," the "Company," "we," "us," and "our" or similar references refer to Magnum Hunter Resources Corporation and its subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information filed by us are available to the public free of charge at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.magnumhunterresources.com. You may also read and copy any document we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, you may read our SEC filings at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this prospectus, and the information that we later file with the SEC will automatically update and supersede this information.

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The following documents we filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 2, 2015, as amended by Forms 10-K/A filed with the SEC on March 12, 2015 and April 2, 2015;

  •
  Current Reports on Form 8-K filed with the SEC on February 4, 2015, February 17, 2015, April 3, 2015 and April 20, 2015; and

  •
  the description of our common stock included in the Form 8-A filed with the SEC on December 29, 2010, and any amendment or report filed with the SEC for the purpose of updating such description.

        All future documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K) before the termination of each offering under this prospectus shall be deemed to be incorporated in this prospectus by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

        We will provide a copy of any or all of the reports or documents incorporated by reference, free of cost to the requester, upon written or oral request to us at:

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

        These documents are also available through our website at http://www.magnumhunterresources.com. The information on or accessible through our website is not incorporated by reference in or a part of this prospectus.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus includes "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Statements that express a belief, expectation or intention, as well as those that are not statements of historical fact, included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in this prospectus and filings made by us with the SEC. Among the factors that could cause results to differ materially are those risks discussed in this prospectus and the periodic reports filed by us with the SEC, including our annual report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and our subsequent SEC filings. You are urged to carefully review and consider the cautionary statements and other disclosures made in this prospectus and our filings incorporated by reference, specifically those under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Forward-looking statements speak only as of the date of the document in which they are contained, and we do not undertake any duty to update any forward-looking statements except as may be required by law, and we caution you not to rely on them unduly.

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PROSPECTUS SUMMARY

        This summary highlights certain information about us, this offering and information appearing elsewhere in this prospectus and in the documents we incorporate by reference. This summary is not complete and does not contain all of the information that you should consider before investing in our common stock. To fully understand this offering and its consequences to you, you should carefully read this entire prospectus and any free writing prospectus distributed by us, including the information contained under the heading "Risk Factors" in this prospectus beginning on page 5 and the financial statements and other information incorporated by reference into this prospectus before making an investment decision.

 The Company

        We are an independent oil and gas company engaged primarily in the exploration for and the exploitation, acquisition, development and production of natural gas and natural gas liquids resources in the United States. We are focused in what we believe to be two of the most prolific unconventional shale resource plays in the United States, specifically, the Marcellus Shale and the Utica Shale plays located in the Appalachian Basin within the States of West Virginia and Ohio. We also own (i) primarily non-operated oil and gas properties in the Williston Basin/Bakken Shale located in Divide County, North Dakota and (ii) operated natural gas properties in Kentucky. Through our substantial equity investment in Eureka Hunter Holdings, LLC, of which Eureka Hunter Pipeline, LLC is a wholly-owned subsidiary, we are also involved in midstream operations, primarily in West Virginia and Ohio. Our wholly-owned subsidiary, Alpha Hunter Drilling, LLC, currently owns and operates six portable, trailer mounted drilling rigs, which are used for both our Appalachian Basin drilling operations and to provide drilling services to third parties.

        Our principal executive offices are located at 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056, and our telephone number is (832) 369-6986.

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 The Offering

        The following is a brief summary of certain terms of this offering. For a more complete description of the terms of our common stock, see "Description of Capital Stock" beginning on page 7 of this prospectus.

Issuer	Magnum Hunter Resources Corporation, a Delaware corporation.
Common stock offered	Shares of our common stock having an aggregate offering price of up to $250 million.
Shares of common stock outstanding	As of March 31, 2015, the Company had 201,480,649 shares of common stock issued and outstanding.
Material U.S. federal income tax considerations for non-U.S. holders

The material U.S. federal income tax considerations for non-U.S. holders of purchasing, owning and disposing of our common stock are described in "—Material U.S. Federal Income Tax Considerations for Non-U.S. Holders" beginning on page 18 of this prospectus. You should consult your tax advisor with respect to the U.S. federal income tax consequences of owning our common stock in light of your own particular situation and with respect to any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction.

Listing	Our common stock is listed on the NYSE under the symbol "MHR."
Use of proceeds

We intend to use the net proceeds from the sale of the common stock offered by us under this prospectus for capital expenditures, working capital, acquisitions, directly or indirectly, of oil and natural gas properties, repayment or refinancing of indebtedness, investments in our subsidiaries, or general corporate purposes. Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

Risk factors

Investing in our common stock involves certain risks. You should carefully consider the information set forth in the section of this prospectus titled "Risk Factors," our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, and the other information included in or incorporated in this prospectus before deciding whether to invest in our common stock.

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RISK FACTORS

        An investment in our common stock involves risks. You should carefully read all of the other information included in this prospectus and the documents we have incorporated by reference into this prospectus, including Item 1A—Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, in evaluating an investment in our common stock. If any of the described risks actually were to occur, our business, financial condition or results of operations could be affected materially and adversely. In that case, the trading price of our common stock could decline and you could lose all or part of your investment.

        The risks described in documents incorporated by reference into this prospectus are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial individually or in the aggregate may also impair our business operations.

        This prospectus and the documents incorporated by reference also contain forward-looking statements that involve risks and uncertainties, some of which are described in the documents incorporated by reference in this prospectus. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks and uncertainties faced by us described in documents incorporated by reference in this prospectus.

5

USE OF PROCEEDS

        We may issue and sell shares of our common stock having an aggregate offering price of up to $250 million from time to time under this prospectus. Because there is no minimum offering amount required as a condition to the closing of this offering and the shares of common stock may be sold at varying prices from time to time, the total public offering price, commissions and proceeds to us are not determinable at this time. We intend to use the net proceeds from the sale of the common stock offered by us under this prospectus for capital expenditures, working capital, acquisitions, directly or indirectly, of oil and natural gas properties, repayment or refinancing of indebtedness, investments in our subsidiaries, or general corporate purposes. Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

6

DESCRIPTION OF CAPITAL STOCK

Common Stock

        The following description of the terms of our common stock is a summary only and is qualified by reference to the relevant provisions of Delaware law and our certificate of incorporation and bylaws, as amended. Copies of our certificate of incorporation and bylaws, as amended, are filed as exhibits to the registration statement of which this prospectus is a part.

        Under our certificate of incorporation, our authorized capital stock consists of 350,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

        As of March 31, 2015 there were 201,480,649 shares of common stock outstanding. All shares of our common stock currently outstanding are fully paid and non-assessable.

        Voting.    Each holder of common stock is entitled to one vote for each share of common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for the election of directors, which is determined by a plurality vote, or as otherwise may be provided by applicable law or the rules of the New York Stock Exchange, all matters to be voted on by our stockholders must be approved by a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote. Holders of common stock are not entitled to cumulate their votes in the election of directors. Each of our directors will be elected annually by our stockholders voting as a single class.

        Dividends.    Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for that purpose, subject to any preferential dividend rights or other preferences granted to the holders of any outstanding preferred stock.

        Liquidation, Dissolution or Winding Up.    In the event of any liquidation, dissolution or winding up of our company, whether voluntary or involuntary, the holders of common stock are entitled to share ratably, in all remaining assets available for distribution to stockholders after payment of or provision for our liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

        No Preemptive Rights.    Holders of common stock have no preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

Preferred Stock

        As of March 31, 2015: (i) there were 4,000,000 shares of our authorized preferred stock designated as 10.25% Series C Cumulative Perpetual Preferred Stock, which we refer to in this prospectus as Series C Preferred Stock, of which 4,000,000 shares were issued and outstanding, (ii) there were 5,750,000 shares of our authorized preferred stock designated as 8.0% Series D Cumulative Preferred Stock, which we refer to in this prospectus as Series D Preferred Stock, of which 4,424,889 shares were issued and outstanding and (iii) there were 12,000 shares of our authorized preferred stock designated as 8% Series E Cumulative Convertible Preferred Stock, which we refer to in this prospectus as Series E Preferred Stock, of which Depositary Shares representing 3,722 shares of our Series E Preferred Stock were outstanding.

Series C Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series C Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series C Certificate of Designation") and the material provisions are described below. The following description of our

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Series C Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series C Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series C Preferred Stock.

        Dividends.    Holders of the Series C Preferred Stock are entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series C Preferred Stock at a rate of 10.25% per annum of the $25.00 liquidation preference per share (equivalent to $2.5625 per annum per share). However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" (as described below) occur or if we fail to maintain the listing of the Series C Preferred Stock on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national securities exchange (each a "national exchange") for 180 consecutive days, the dividend rate on the Series C Preferred Stock will increase to 12.50% per annum until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. Dividends become payable monthly in arrears on the last day of each month; provided that if such day falls on a national holiday or a weekend, such dividends will be due and payable on the next business day following such weekend or national holiday. A "Quarterly Dividend Default" occurs if we fail to pay cash dividends on the Series C Preferred Stock in full for any monthly dividend period within a calendar quarter, provided that only one Quarterly Dividend Default may occur during each calendar quarter and only four Quarterly Dividend Defaults may occur within a calendar year.

        Voting Rights.    Holders of the Series C Preferred Stock generally have no voting rights. However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" occur or if we fail to maintain the listing of the Series C Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series C Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series C Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series C Preferred Stock, or any class ranking on parity with the Series C Preferred Stock.

        Redemption Rights.    The Series C Preferred Stock does not have any stated maturity date and is not subject to any sinking fund or mandatory redemption provisions, except under some circumstances upon a "Change of Ownership or Control" (as described below). Accordingly, the shares of Series C Preferred Stock will remain outstanding indefinitely unless we decide to redeem them or purchase all or a portion of the shares in the open market. We are not required to set aside funds to redeem the Series C Preferred Stock.

        We may redeem the Series C Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date.

        Following a "Change of Ownership or Control" (as such term is defined in the Series C Certificate of Designation) of us by a person, entity or group other than a "Qualifying Public Company" (as such term is defined in the Series C Certificate of Designation), we (or the acquiring entity) will be required to redeem the Series C Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date, in cash.

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        A Change of Ownership or Control of us by a Qualifying Public Company will not require a mandatory redemption of the Series C Preferred Stock, but such Qualifying Public Company will have the right for a period of 90 days after a Change of Ownership or Control to redeem the Series C Preferred Stock, in whole but not in part, pursuant to the special redemption provisions described above.

        Liquidation Preference.    In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series C Preferred Stock are entitled to receive, from the assets remaining after payment of liabilities, subject to the distribution rights of any parity shares or senior shares (as described below), but before any distribution of assets to the holders of our common stock or other junior shares (as described below), cash in an amount equal to $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the distribution date.

        Conversion Rights.    The Series C Preferred Stock is not convertible into or exchangeable for any stock or other securities or property of the Company.

        Ranking.    The Series C Preferred Stock ranks (i) senior to our common stock, our Series D Preferred Stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares"; (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock), referred to as "parity shares"; (iii) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock), referred to as "senior shares"; and (iv) junior to all our existing and future indebtedness.

Series D Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series D Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series D Certificate of Designation") and the material provisions are described below. The following description of our Series D Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series D Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series D Preferred Stock.

        Dividend Rights.    Holders of the Series D Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series D Preferred Stock at a rate of 8.0% per annum of the $50.00 liquidation preference per share (equivalent to $4.00 per annum per share). However, if any four consecutive or non-consecutive Quarterly Dividend Defaults (as defined in the Series D Certificate of Designation) occur or if we fail to maintain the listing on a national exchange for 180 consecutive days or longer, the dividend rate on the Series D Preferred Stock shall increase to 10.0% per annum, which we refer to as the "Penalty Rate." Dividends will generally be payable monthly in equal amounts in arrears on the last day of each calendar month.

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        Dividends on the Series D Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings or profits; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series D Preferred Stock will be credited against the previously accrued dividends on such shares of Series D Preferred Stock. We will credit any dividends paid on the Series D Preferred Stock first to the earliest accumulated accrued and unpaid dividend due. As described more fully under "—Series D Ranking" below, the payment of dividends with respect to the Series D Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock are entitled.

        Penalties as a Result of Failure to Pay Dividends.    If any four consecutive or non-consecutive Quarterly Dividend Defaults occur, then, until we have paid all accumulated and unpaid dividends on the shares of our Series D Preferred Stock in full, the dividend rate will be increased to the Penalty Rate as described above. In addition, if we do not pay dividends in cash, dividends on the Series D Preferred Stock, including all accrued but unpaid dividends, will be paid either: (a) (if our common stock is then listed on a national exchange) in fully-tradable registered shares of our common stock with a value equal to the amount of dividends being paid, calculated based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment along with cash in lieu of any fractional share, or (b) (if our common stock is not then listed on a national exchange) in additional shares of Series D Preferred Stock with a value equal to the amount of the dividend being paid, based on the liquidation preference per share, along with cash in lieu of any fractional share. Finally, the holders of Series D Preferred Stock will receive certain voting rights described below until such time as the dividend date reverts back to the standard 8% rate. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

        Optional Redemption.    We may redeem the Series D Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date.

        Special Redemption upon Change of Ownership or Control.    Following a "Change of Ownership or Control" of us by a person, entity or group, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $50.00 per share, plus accrued and unpaid dividends (whether or not declared), up to the redemption date, in cash.

        Series D Ranking.    The Series D Preferred Stock ranks: (i) senior to our common stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares", (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock), referred to as "parity shares", (iii) junior to our Series C Preferred Stock, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the

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holders of at least two-thirds of the outstanding shares of Series D Preferred Stock), referred to, together with the Series C Preferred Stock, as "senior shares", and (v) junior to all our existing and future indebtedness.

        Liquidation Preference.    If we liquidate, dissolve or wind up our operations, the holders of our Series D Preferred Stock will have the right to receive $50.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series D Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock.

        No Maturity or Mandatory Redemption.    The Series D Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option or under some circumstances upon a Change of Ownership or Control as described above.

        Voting Rights.    Holders of the Series D Preferred Stock will generally have no voting rights. However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" occur or if we fail to maintain the listing of the Series D Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series D Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series D Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series D Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series D Preferred Stock, or any class ranking on parity with the Series D Preferred Stock.

        No Conversion Rights.    The Series D Preferred Stock is not convertible into, or exchangeable for, any of our other property or securities.

Series E Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series E Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series E Certificate of Designation") and the material provisions are described below. The following description of our Series E Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series E Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series E Preferred Stock.

        Dividend Rights.    Holders of the Series E Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series E Preferred Stock at a rate of 8% per annum of the $25,000.00 liquidation preference per share (equivalent to $2,000 per annum per share). However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing on a national exchange for 180 consecutive days, the dividend rate on the Series E Preferred Stock may increase to 10.0% per annum, which we refer to as the "Penalty Rate." Dividends will generally be payable monthly in arrears on the last day of each calendar month.

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        Dividends on the Series E Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series E Preferred Stock will be credited against the previously accrued dividends on such shares of Series E Preferred Stock. We will credit any dividends paid on the Series E Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully under "—Series E Ranking" below, the payment of dividends with respect to the Series E Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock or our Series D Preferred Stock are entitled.

        Penalties as a Result of Failure to Pay Dividends.    If any four consecutive or non-consecutive Quarterly Dividend Defaults occur, then, until we have paid all accumulated and unpaid dividends on the shares of our Series E Preferred Stock in full, the dividend rate will be increased to the Penalty Rate as described above. In addition, if we do not pay dividends in cash, dividends on the Series E Preferred Stock, including all accrued but unpaid dividends, will be paid either: (a) (if our common stock is then listed on a national exchange) in fully-tradable registered shares of our common stock in an amount based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment along with cash in lieu of any fractional share, or (b) (if our common stock is not then listed on a national exchange) in additional shares of Series E Preferred Stock with a liquidation value equal to the amount of the dividend along with cash in lieu of any fractional share. Finally, the holders of Series E Preferred Stock will receive certain voting rights described below. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

        Redemption.    Prior to November 2, 2015, the shares of Series E Preferred Stock may be redeemed only upon the occurrence of certain conditions described in (1) and (2) below. On or after November 2, 2015, we may redeem the Series E Preferred Stock, at our option, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends. (1) Within 90 days following a change of ownership or control, we (or the acquiring company) shall have the right, but not the obligation, to redeem the Series E Preferred Stock, in whole but not in part, for $25,000.00 per share plus accrued and unpaid dividends. (2) If on any 20 trading days during any consecutive 30 trading day period, the trading price per share of our Common Stock equals or exceeds the product of one and twenty-nine hundredths (1.29) times the conversion price of $8.50 per share, subject to certain adjustments (a "Trading Price Event"), then Magnum Hunter shall have the right to redeem the Series E Preferred Stock, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends.

        Series E Ranking.    The Series E Preferred Stock ranks: (i) senior to our common stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares", (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock), referred to as "parity shares", (iii) junior to our Series C Preferred Stock and our Series D Preferred Stock, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the

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holders of at least two-thirds of the outstanding shares of Series E Preferred Stock), referred to, together with the Series C Preferred Stock and the Series D Preferred Stock, as "senior shares", and (v) junior to all our existing and future indebtedness.

        Liquidation Preference.    If we liquidate, dissolve or wind up our operations, the holders of our Series E Preferred Stock will have the right to receive $25,000.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series E Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock and the Series D Preferred Stock.

        No Maturity of Mandatory Redemption.    The Series E Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option after November 2, 2015 or under some circumstances upon a Change of Ownership or Control as described above.

        Voting Rights.    Holders of the Series E Preferred Stock will generally have no voting rights. However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing of the Series E Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series E Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series E Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series E Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series E Preferred Stock, or any class ranking on parity with the Series E Preferred Stock.

        The affirmative vote of at least two thirds of the Series E Preferred Stock is required for:

          (a)   Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or the terms of the Series E Preferred Stock that materially and adversely affects the holders;

          (b)   A statutory share exchange or merger, unless in each such case the Series E Preferred Stock remain outstanding without a material and adverse change to its terms or shall be converted into preferred shares of the surviving entity having identical material preferences and rights; and

          (c)   the authorization, reclassification or creation of, or the increase in the authorized amount of any shares of a class ranking prior to the Series E Preferred Stock,

        Provided, however, that no such vote shall be required after November 2, 2015 or a "Trading Price Event," as such term is defined in the Series E Certificate of Designation, or in connection with a change of ownership or control during which the Series E Preferred Stock is redeemed.

        Conversion Rights.    The shares of Series E Preferred Stock are convertible, in whole or in part, at the option of the holder into shares of our common stock equal to $25,000.00 per share of Series E stock, plus accrued and unpaid dividends, divided by the conversion price of $8.50. Upon the occurrence of a change in ownership or control, each holder of Series E Preferred Stock shall have the right to convert their shares of Series E Preferred Stock into either (1) the quotient obtained by dividing $25,000.00 per share plus accrued and unpaid dividends, by the market value of our Common Stock on the change of control date, subject to a share cap and certain adjustments; or (2) in the case of a change of ownership pursuant to which the our common stock shall be converted into cash, securities or other property, each holder of Series E Preferred Stock shall receive the kind and amount

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of consideration that the holder would have been entitled to receive had such holder held a number of shares of our common stock equal to the amount described in number (1) above.

Other Series of Preferred Stock

        Pursuant to our certificate of incorporation, our board of directors has the authority without further action by our stockholders to issue one or more additional series of preferred stock. Our board of directors has the authority to fix the number of shares of any series of preferred stock and to determine the designation of any such series. Our board of directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock. In addition, within the limitations or restrictions stated in any resolution or resolutions of our board of directors originally fixing the number of shares constituting any series, our board of directors has the authority to increase or decrease, but not below the number of shares of such series then outstanding, the number of shares of any series subsequent to the issue of shares of that series. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control without further action by our stockholders and may adversely affect the market price of, and the voting and other rights of the holders of, our common stock. These effects might include, among other things, restricting dividends on our common stock, diluting the voting power of our common stock or impairing the liquidation rights of our common stock.

        The prospectus supplement with respect to any issuance of preferred stock will specify:

  •
  the maximum number of shares;

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  the designation of the shares;

  •
  the annual dividend rate, if any, whether the dividend rate is fixed or variable, the date dividends will accrue, the dividend payment dates, and whether dividends will be cumulative;

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  the price and the terms and conditions for redemption, if any, including redemption at our option or at the option of the holders, including the time period for redemption, and any accumulated dividends or premiums;

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  the liquidation preference, if any, and any accumulated dividends upon liquidation, dissolution or winding up of our affairs;

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  any sinking fund or similar provision, and, if so, the terms and provisions relating to the purpose and operation of the fund;

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  the terms and conditions, if any, for conversion or exchange of the shares of preferred stock into or for shares of any other class or classes of our capital stock or any series of any other class or classes, or of any other series of the same class, or any other securities, including debt securities, or assets, including the price or the rate of conversion or exchange and the method, if any, of adjustment;

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  if applicable, a discussion of material U.S. federal income tax considerations;

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  any voting rights; and

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  any or all other preferences and relative, participating, optional or other special rights, privileges or qualifications, limitations or restrictions.

        Any shares of preferred stock offered pursuant to this prospectus and the applicable prospectus supplement will, upon issuance, be fully paid and non-assessable.

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Anti-Takeover Provisions of Delaware Law, Our Certificate of Incorporation and Our By-Laws

        Certain provisions of Delaware law and our certificate of incorporation and our bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise and to remove our incumbent directors and officers. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

        Delaware Law.    We are subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, or DGCL, regulating corporate takeovers. In general, those provisions prohibit a Delaware corporation from engaging in any business combination with any stockholder who owns 15% or more of our outstanding voting stock (as well as affiliates and associates of such stockholders) for a period of three years following the date that the stockholder became an interested stockholder, unless:

  •
  the transaction is approved by the board before the date the interested stockholder acquired the stock;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by various employee benefit plans or persons who are directors and also officers; or

  •
  on or after the date the stockholder acquired the stock, the business combination is approved by the board and authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

        Section 203 defines "business combination" to include the following:

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  any merger or consolidation involving the corporation and the interested stockholder;

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  any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

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  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

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  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        A Delaware corporation may opt out of this provision either with an express provision in its original certificate of incorporation or in an amendment to its certificate of incorporation or bylaws approved by its stockholders. However, we have not opted out, and do not currently intend to opt out, of this provision. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

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        Certificate of Incorporation and Bylaws.    In addition, some provisions of our certificate of incorporation and bylaws may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might deem to be in the stockholders' best interests. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.

        Authorized but Unissued Shares.    The authorized but unissued shares of our common stock and preferred stock are available for future issuance without stockholder approval, unless such approval is required by applicable law or listing rules of an applicable securities exchange or quotation system. These additional shares may be used for a variety of corporate purposes, such as for additional public offerings, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of our company by means of a proxy contest, tender offer, merger or otherwise.

        Amendment to Bylaws.    Our board of directors is authorized to make, alter or repeal our bylaws without further stockholder approval.

        Advance Notice of Director Nominations and Matters to be Acted upon at Meetings.    Our bylaws contain advance notice requirements for nominations for directors to our board of directors and for proposing matters that can be acted upon by stockholders at stockholder meetings.

        Call of Special Meetings of Stockholders.    Our bylaws provide that special meetings of stockholders may be called only by our chairman, by a majority of our board of directors, by our chief executive officer, by our president or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

Limitation on Liability and Indemnification Matters

        Our certificate of incorporation limits, to the fullest extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. The effect of this provision is to eliminate our rights and those of our stockholders, through stockholders' derivative suits on behalf of our company, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. Exculpation does not apply if the director acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

        Section 145 of the DGCL provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he or she was a director, officer, employee or agent of the corporation or was serving at the request of the corporation against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Our bylaws provide that we may indemnify our directors, officers, employees and agents to the fullest extent permitted by Delaware law.

        Additionally, we have, from time to time, entered into separate indemnification agreements with persons who were in service as directors and executive officers of the Company at such time (some of whom are no longer serving in such capacities) that provide broader indemnification than that required under the DGCL. These agreements, among other things, require us to indemnify our directors and executive officers to the fullest extent permitted by applicable law for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by a director or executive officer in any action or proceeding arising out of his service as one of our

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directors or executive officers, or any of our subsidiaries, or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these agreements are necessary to attract and retain qualified directors and executives.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Transfer Agent

        The transfer agent for our common stock and our preferred stock is American Stock Transfer & Trust Company, LLC. Its address is 16633 N. Dallas Parkway, Suite 600, Addison, Texas 75001, and its telephone number is (800) 937-5449 or (718) 921-8124.

Listing

        Our common stock is listed on the New York Stock Exchange under the trading symbol "MHR." Our Series C Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.C." Our Series D Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.D." Depositary shares representing our Series E Preferred Stock are listed on the NYSE MKT under the trading symbol "MHR.PR.E."

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR NON-U.S. HOLDERS

        The following discussion summarizes the material U.S. federal income tax considerations that may be applicable to a "non-U.S. holder" (as defined below) with respect to the purchase, ownership, and disposition of our common stock offered by this prospectus. This discussion only applies to non-U.S. holders who purchase and hold our common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code") (generally property held for investment). This discussion does not describe all of the tax consequences that may be relevant to each purchaser or holder of our common stock in light of its particular circumstances.

        This discussion is based upon provisions of the Code, Treasury regulations, rulings and judicial decisions as of the date hereof. These authorities may change, perhaps retroactively, which could result in U.S. federal income tax consequences different from those summarized below. This discussion does not address all aspects of U.S. federal income taxes (such as the alternative minimum tax) and does not describe any foreign, state, local or other tax considerations that may be relevant to a purchaser or holder of our common stock in light of its particular circumstances. In addition, this discussion does not describe the U.S. federal income tax considerations applicable to a purchaser or a holder of our common stock who is subject to special treatment under U.S. federal income tax laws (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, persons holding our common stock as part of a "straddle," "hedge," "constructive sale" or "conversion transaction" with other investments, persons whose "functional currency" is not the U.S. dollar, persons who have elected "mark to market" accounting, persons who hold our common stock through a partnership or other entity which is a pass-through entity for U.S. federal income tax purposes, tax-exempt entities, pension or other employee benefit plans, persons subject to the alternative minimum tax, insurance companies, former U.S. citizens, or former long-term U.S. residents). We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this discussion.

        If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the U.S. federal income tax treatment of a partner of that partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner of a partnership holding our common stock, you should consult your tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of our common stock.

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY PROSPECTIVE PURCHASER OF OUR COMMON STOCK. ADDITIONALLY, THIS DISCUSSION CANNOT BE USED BY ANY HOLDER FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDER. IF YOU ARE CONSIDERING THE PURCHASE OF OUR COMMON STOCK, YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING, OWNING AND DISPOSING OF OUR COMMON STOCK IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF APPLICABLE STATE, LOCAL OR FOREIGN TAXING JURISDICTIONS. YOU SHOULD ALSO CONSULT WITH YOUR TAX ADVISORS CONCERNING ANY POSSIBLE ENACTMENT OF LEGISLATION THAT WOULD AFFECT YOUR INVESTMENT IN OUR COMMON STOCK IN YOUR PARTICULAR CIRCUMSTANCES.

        Subject to the qualifications set forth above, the following discussion summarizes the material U.S. federal income tax consequences of the purchase, ownership and disposition of our common stock by "non-U.S. holders." You are a "non-U.S. holder" if you are a beneficial owner of our common stock and, for U.S. federal income tax purposes, you are not any of the following:

  •
  an individual citizen or resident of the United States;

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  •
  a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

        Distributions on our Common Stock.    In the event that we make a distribution of cash or other property (other than certain distributions of our stock) in respect of our common stock, the distribution generally will be treated as a dividend to the extent of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. To the extent those distributions exceed both our current and our accumulated earnings and profits, they will first constitute a nontaxable return of capital, on a share-by-share basis, and will first reduce a non-U.S. holder's basis in our common stock, but not below zero, and then will be treated as gain from the disposition of the common stock, the tax treatment of which is discussed below under "Disposition of our Common Stock."

        Except as otherwise described below, dividends paid to a non-U.S. holder of our common stock will generally be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to receive a reduced treaty rate, a non-U.S. holder of our common stock must (a) complete Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits, or (b) if our common stock is held through certain foreign intermediaries, satisfy the relevant certification requirements of the applicable Treasury regulations. A non-U.S. holder of our common stock eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

        Dividends that are effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, where a tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States) are not subject to withholding tax, provided certain certification and disclosure requirements are satisfied, including completing Internal Revenue Service Form W-8ECI (or other applicable form). Such dividends, however, are subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. person as defined under the Code, unless an applicable income tax treaty provides otherwise. Any such effectively connected dividends received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

        In addition, if we are a U.S. real property holding corporation, or a "USRPHC," which we believe that we are, and any distribution exceeds our current and accumulated earnings and profits, we will need to choose to satisfy our withholding requirements either by treating the entire distribution as a dividend, subject to the withholding rules discussed above (and withhold at a minimum rate of 10% or such lower rate as may be specified by an applicable income tax treaty for distributions from a USRPHC), or by treating only the amount of the distribution equal to our reasonable estimate of our current and accumulated earnings and profits as a dividend, subject to the withholding rules discussed above, with the excess portion of the distribution subject to withholding at a rate of 10% or such lower rate as may be specified by an applicable income tax treaty as if such excess were the result of a sale of shares in a USRPHC (discussed below under "Disposition of our Common Stock"), with a credit

19

generally allowed against the non-U.S. holder's U.S. federal income tax liability in an amount equal to the amount withheld from such excess.

        Disposition of our Common Stock.    Subject to the discussion of backup withholding and FATCA withholding below, any gain realized by a non-U.S. holder on the sale or other disposition of our common stock generally will not be subject to U.S. federal income or withholding tax unless:

  •
  the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States);

  •
  the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

  •
  we are or have been a USRPHC for U.S. federal income tax purposes, as such term is defined in Section 897(c) of the Code, and such non-U.S. holder owned directly or pursuant to attribution rules at any time during the five-year period ending on the date of disposition more than 5% of our common stock. This assumes that our common stock is regularly traded on an established securities market, within the meaning of Section 897(c)(3) of the Code. We believe we are a USRPHC and that our common stock will be regularly traded on an established securities market.

        A non-U.S. holder described in the first bullet point immediately above will generally be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates in the same manner as if the non-U.S. holder were a U.S. person as defined under the Code, and if it is a corporation, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by U.S. source capital losses, even though the individual is not considered a resident of the United States. A non-U.S. holder described in the third bullet point above will be subject to U.S. federal income tax under regular graduated U.S. federal income tax rates with respect to the gain recognized in the same manner as if the non-U.S. holder were a U.S. person as defined under the Code.

        If a non-U.S. holder is subject to U.S. federal income tax on any disposition of our common stock, upon any sale, exchange, or other disposition of our common stock, such a non-U.S. holder will recognize capital gain or loss equal to the difference between the amount realized by the non-U.S. holder on any sale, exchange, or other disposition, and the non-U.S. holder's adjusted tax basis in the common stock. Such capital gain or loss will be long-term capital gain or loss if the non-U.S. holder's holding period for the common stock is longer than one year. A non-U.S. holder should consult its own tax advisors with respect to applicable tax rates and netting rules for capital gains and losses. Certain limitations exist on the deduction of capital losses by both corporate and non-corporate taxpayers.

        Information Reporting and Backup Withholding.    We must report annually to the Internal Revenue Service and to each non-U.S. holder the amount of dividends paid to such non-U.S. holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.

        A non-U.S. holder will not be subject to backup withholding on dividends paid to such non-U.S. holder as long as such non-U.S. holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person as defined under the Code), or such non-U.S. holder otherwise establishes an exemption.

20

        Depending on the circumstances, information reporting and backup withholding may apply to the proceeds received from a sale or other disposition of our common stock, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person as defined under the Code), or such owner otherwise establishes an exemption.

        U.S. backup withholding tax is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder's U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

        Foreign Account Tax Compliance Act    Pursuant to the Foreign Account Tax Compliance Act (commonly known as "FATCA") withholding at a rate of 30% generally will be required in certain circumstances on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale or other disposition of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution (i) enters into, and complies with, an agreement with the U.S. Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, in certain circumstances, dividends in respect of, and, after December 31, 2016, gross proceeds from the sale or other disposition of, our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Internal Revenue Service. Prospective investors should consult their tax advisors regarding the possible implications of these rules on their investment in our common stock.

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PLAN OF DISTRIBUTION

        We have entered into a sales agreement with MLV pursuant to which we may issue and sell shares of our common stock having an aggregate offering price of up to $250 million from time to time through MLV. The sales agreement is filed as an exhibit to the registration statement of which this prospectus forms a part. The sales, if any, of common stock made under the sales agreement will be made in negotiated transactions or in any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 promulgated under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and us.

        MLV will sell the shares of common stock subject to the sales agreement from time to time as agreed upon by us and MLV. Each time we wish to issue and sell shares of common stock, we will notify MLV of the proposed terms of the placement. Subject to the terms and conditions of the sales agreement, including agreement by MLV of the terms of the placement, MLV will use its commercially reasonable efforts, consistent with its normal trading and sales practices, to try to sell all of the designated shares of common stock. We may instruct MLV not to sell shares of common stock if the sales cannot be effected at or above the price designated by us in any such instruction. MLV will not be obligated to attempt to sell shares if the market price is below the designated price. We or MLV may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

        The compensation to MLV for sales of common stock will equal an amount ranging from 2% to 6% of the gross proceeds from the sale of common stock, as detailed through various letter agreements mutually agreed upon by us and MLV from time to time. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of the shares.

        Settlement for sales of common stock will occur on the third business day following the date on which any sales are made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

        In connection with the sale of common stock on our behalf, MLV is an "underwriter" within the meaning of the Securities Act, and compensation to MLV constitutes underwriting commissions. We have agreed to provide indemnification and contribution to MLV against certain civil liabilities, including liabilities under the Securities Act. MLV may engage in transactions with, or perform services for, us in the ordinary course of business.

        The offering of common stock in accordance with the sales agreement will terminate upon the earlier of:

  •
  the sale of all shares of common stock subject to the sales agreement; or

  •
  the termination of the sales agreement.

        The sales agreement may be terminated by us or MLV at any time upon 10-days' prior written notice.

        MLV and its affiliates have in the past and may in the future provide various investment banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M, MLV will not engage in any market making activities involving our common stock while the offering is ongoing under this prospectus.

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LEGAL MATTERS

        Certain legal matters with respect to the common stock offered hereby will be passed upon for us by Bracewell & Giuliani LLP, Houston, Texas. Certain legal matters will be passed upon for the sales agent by LeClairRyan, a Professional Corporation, Newark, New Jersey.

EXPERTS

Independent Accountants

        The consolidated financial statements of Magnum Hunter Resources Corporation as of December 31, 2014 and 2013 and for the three years in the period ended December 31, 2014 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 incorporated by reference in this prospectus have been so incorporated by reference in reliance on the reports of BDO USA, LLP, or BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

        The consolidated financial statements of Eureka Hunter Holdings, LLC as of December 31, 2014 and for the year then ended incorporated by reference in this prospectus have been so incorporated by reference in reliance on the report of BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

Petroleum Engineers

        The information relating to oil and natural gas reserves, as of December 31, 2014 incorporated by reference in this prospectus, including all statistics and data, was derived from a reserve report dated January 19, 2015 evaluating our oil and natural gas properties prepared by Cawley, Gillespie & Associates, independent oil and gas industry consultants, in reliance on the authority of such firm as experts in the oil and gas industry.

23

$250,000,000

Common Stock

Magnum Hunter Resources Corporation

PROSPECTUS

                        , 2015

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 20, 2015

PROSPECTUS

Magnum Hunter Resources Corporation

Up to $100,000,000
8.0% Series D Cumulative Preferred Stock

          This prospectus relates to the issuance and sale of shares of our 8% Series D Cumulative Preferred Stock, par value $0.01 per share ("Series D Preferred Stock"), having an aggregate offering price of up to $100 million from time to time through MLV & Co. LLC ("MLV"). These sales, if any, will be made in accordance with the terms of a sales agreement between MLV and us. The sales agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.

          Our Series D Preferred Stock is listed on the NYSE MKT under the symbol "MHR.PR.D." On April 16, 2015, the last reported sales price of our Series D Preferred Stock on the NYSE MKT was $35.40 per share.

          Sales of shares of our Series D Preferred Stock pursuant to this prospectus, if any, by MLV will be made in negotiated transactions or in any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on the NYSE MKT or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on terms mutually agreed upon between MLV and us. The compensation to MLV for sales of Series D Preferred Stock through "at-the-market" sales will equal an amount ranging from 2% to 6% of the gross proceeds from the sale of the Series D Preferred Stock, as detailed through various letter agreements mutually agreed upon by us and MLV. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

          You should read this prospectus and any information incorporated by reference herein carefully before you invest. We also encourage you to read the documents to which we have referred you in the "Where You Can Find More Information" section of this prospectus for information on us and for our financial statements.

          The Series D Preferred Stock does not have any stated maturity date and is not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option or under some circumstances upon a Change of Ownership or Control, as described below. The Series D Preferred Stock is not convertible into, or exchangeable for, any of our other property or securities.

          Holders of the Series D Preferred Stock are entitled to receive, when and as declared by our board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series D Preferred Stock at a rate of 8.0% per annum, subject to increase in certain circumstances described in this prospectus, of the $50.00 liquidation preference per share (equivalent to $4.00 per annum per share). Dividends will generally be payable monthly in arrears on the last day of each calendar month.

          We may redeem the Series D Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date. Following a "Change of Ownership or Control" of us, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $50.00 per share, plus accrued and unpaid dividends (whether or not declared), to the redemption date, in cash.

          The Series D Preferred Stock ranks junior to our 10.25% Series C Cumulative Perpetual Preferred Stock, to which we refer in this prospectus as the Series C Preferred Stock, and senior to our common stock and 8% Series E Cumulative Convertible Preferred Stock, to which we refer in this prospectus as the Series E Preferred Stock, with respect to the payment of dividends and amounts payable upon liquidation.

          If we liquidate, dissolve or wind up our operations, the holders of our Series D Preferred Stock will have the right to receive $50.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares, including our Series E Preferred Stock. The rights of the holders of our Series D Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each future series or class of shares ranking equally with the Series D Preferred stock and will be subordinate to the rights of senior shares, including our Series C Preferred Stock.

          Investing in our Series D Preferred Stock involves risks. See "Risk Factors" beginning on page 10 of this prospectus.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                        , 2015.

i

ABOUT THIS PROSPECTUS

        This prospectus relates to an offering of our Series D Preferred Stock. We urge you to carefully read this prospectus, the information incorporated by reference and any free writing prospectus that we authorize to be distributed to you before buying any of the shares of Series D Preferred Stock being offered under this prospectus. To the extent that any statement that we make in this prospectus is inconsistent with statements made in any documents incorporated by reference, the statements made in this prospectus will be deemed to modify or supersede those made in documents incorporated by reference.

        You should rely only on the information contained, or incorporated by reference, in this prospectus or contained in any free writing prospectus we have authorized to be distributed to you in connection with this offering. Neither we nor MLV has authorized anyone to provide you with different or inconsistent information. You should not rely on any unauthorized information or representation. This prospectus is an offer to sell only the Series D Preferred Stock offered hereby, and only under circumstances and in jurisdictions where it is lawful to do so. You should assume that the information in this prospectus and any free writing prospectus authorized to be distributed by us is accurate only as of the date on the front of the applicable document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any free writing prospectus or any sale of a security. Our business, assets, financial condition, results of operations and prospects may have changed since those dates.

        We are not making any representation to you regarding the legality of an investment in our Series D Preferred Stock by you under applicable law. You should consult with your own legal advisors as to the legal, tax, business, financial and related aspects of a purchase of our Series D Preferred Stock.

        Information contained on or accessible through our website, www.magnumhunterresources.com, does not constitute part of this prospectus.

        Unless otherwise indicated or unless the context requires otherwise, all references in this prospectus to "Magnum Hunter," the "Company," "we," "us," and "our" or similar references refer to Magnum Hunter Resources Corporation and its subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information filed by us are available to the public free of charge at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.magnumhunterresources.com. You may also read and copy any document we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, you may read our SEC filings at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this prospectus, and the information that we later file with the SEC will automatically update and supersede this information.

The following documents we filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 2, 2015, as amended by Forms 10-K/A filed with the SEC on March 12, 2015 and April 2, 2015;

  •
  Current Reports on Form 8-K filed with the SEC on February 4, 2015, February 17, 2015, April 3, 2015 and April 20, 2015; and

  •
  the description of our 8% Series D Cumulative Preferred Stock included in the Form 8-A filed with the SEC on March 16, 2011, and any amendment or report filed with the SEC for the purpose of updating such description.

        All future documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K) before the termination of each offering under this prospectus shall be deemed to be incorporated in this prospectus by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

        We will provide a copy of any or all of the reports or documents incorporated by reference, free of cost to the requester, upon written or oral request to us at:

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

        These documents are also available through our website at http://www.magnumhunterresources.com. The information on or accessible through our website is not incorporated by reference in or a part of this prospectus.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus includes "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Statements that express a belief, expectation or intention, as well as those that are not statements of historical fact, included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in this prospectus and filings made by us with the SEC. Among the factors that could cause results to differ materially are those risks discussed in this prospectus and the periodic reports filed by us with the SEC, including our annual report on Form 10-K for the fiscal year ended December 31, 2014, as amended, and our subsequent SEC filings. You are urged to carefully review and consider the cautionary statements and other disclosures made in this prospectus and our filings incorporated by reference, specifically those under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Forward-looking statements speak only as of the date of the document in which they are contained, and we do not undertake any duty to update any forward-looking statements except as may be required by law, and we caution you not to rely on them unduly.

PROSPECTUS SUMMARY

        This summary highlights certain information about us, this offering and information appearing elsewhere in this prospectus and in the documents we incorporate by reference. This summary is not complete and does not contain all of the information that you should consider before investing in our Series D Preferred Stock. To fully understand this offering and its consequences to you, you should carefully read this entire prospectus and any free writing prospectus distributed by us, including the information contained under the heading "Risk Factors" in this prospectus beginning on page 10 and the financial statements and other information incorporated by reference into this prospectus before making an investment decision.

The Company

        We are an independent oil and gas company engaged primarily in the exploration for and the exploitation, acquisition, development and production of natural gas and natural gas liquids resources in the United States. We are focused in what we believe to be two of the most prolific unconventional shale resource plays in the United States, specifically, the Marcellus Shale and the Utica Shale plays located in the Appalachian Basin within the States of West Virginia and Ohio. We also own (i) primarily non-operated oil and gas properties in the Williston Basin/Bakken Shale located in Divide County, North Dakota and (ii) operated natural gas properties in Kentucky. Through our substantial equity investment in Eureka Hunter Holdings, LLC, of which Eureka Hunter Pipeline, LLC is a wholly-owned subsidiary, we are also involved in midstream operations, primarily in West Virginia and Ohio. Our wholly-owned subsidiary, Alpha Hunter Drilling, LLC, currently owns and operates six portable, trailer mounted drilling rigs, which are used for both our Appalachian Basin drilling operations and to provide drilling services to third parties.

        Our principal executive offices are located at 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056, and our telephone number is (832) 369-6986.

 The Offering

        The following is a brief summary of certain terms of this offering. For a more complete description of the terms of our Series D Preferred Stock, see "Description of Series D Preferred Stock" beginning on page 16 of this prospectus.

Issuer	Magnum Hunter Resources Corporation, a Delaware corporation.
Series D Preferred Stock offered	Shares of our Series D Preferred Stock having an aggregate offering price of up to $100 million.
Shares of Series D Preferred Stock outstanding	As of March 31, 2015, the Company had 4,424,889 shares of Series D Preferred Stock issued and outstanding out of 5,750,000 authorized shares of Series D Preferred Stock.
Dividends

Holders of the Series D Preferred Stock are entitled to receive, when and as declared by the Board of Directors of the Company (the "Board"), out of funds legally available for the payment of dividends, cumulative cash dividends on the Series D Preferred Stock at a rate of 8.0% per annum of the $50.00 liquidation preference per share (equivalent to $4.00 per annum per share). However, under certain conditions relating to our non-payment of dividends on the Series D Preferred Stock or if the Series D Preferred Stock is no longer listed on a national exchange, the dividend rate on the Series D Preferred Stock may increase to 10.0% per annum, which we refer to as the "Penalty Rate."

Dividends generally are payable monthly in arrears on the last day of each calendar month. Holders of Series D Preferred Stock are entitled to dividend payments only for each monthly dividend period with respect to which they are the holder of record as of the applicable record date. Accordingly, any shares of Series D Preferred Stock initially issued after the record date for a monthly dividend period (which is expected to be on or about the fifteenth of each monthly dividend period) will not be entitled to dividends for such monthly dividend period.

Dividends on the Series D Preferred Stock accrue regardless of whether:
• the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends;
• we have earnings;
• there are funds legally available for the payment of such dividends; or
• such dividends are authorized by the Board.

All payments of dividends made to the holders of Series D Preferred Stock will be credited against the previously accrued dividends on such shares of Series D Preferred Stock. We will credit any dividends paid on the Series D Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully under "—Ranking" below, the payment of dividends with respect to the Series D Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock are entitled.

Penalties as a result of our failure to maintain a listing on a national exchange

If we fail to maintain a listing of the Series D Preferred Stock on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national exchange (each a "national exchange"), for 180 consecutive days, then (i) the annual dividend rate on the Series D Preferred Stock will be increased to the Penalty Rate on the 181st day, and (ii) the holders of Series D Preferred Stock, voting separately as a class with holders of all other series of parity preferred shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our Board of Directors in addition to those directors then serving on the Board of Directors. Such increased dividend rate and director service will continue for so long the Series D Preferred Stock is not listed on a national exchange.

Penalties as a result of failure to pay dividends

If, at any time, cash dividends on the outstanding Series D Preferred Stock are accrued but not paid in full for any monthly dividend period within a quarterly period for a total of four consecutive or non-consecutive quarterly periods, then, until we have paid all accumulated and unpaid dividends on the shares of our Series D Preferred Stock in full: (i) the annual dividend rate on the Series D Preferred Stock will be increased to the Penalty Rate commencing on the first day after the fourth quarterly period in which a monthly payment is missed, (ii) if we do not pay dividends in cash, dividends on the Series D Preferred Stock, including all accrued but unpaid dividends, will be paid either (a) if our common stock is then listed on a national exchange, in the form of fully-tradable registered common stock of our Company (based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment) and cash in lieu of any fractional share, or (b) if our common stock is not then listed on a national exchange, in the form of additional shares of Series D Preferred Stock with a liquidation value equal to the amount of the dividend and cash in lieu of any fractional share, and (iii) the holders of Series D Preferred Stock, voting separately as a class with holders of all other series of parity preferred shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our Board, in addition to those directors then serving on our Board, until we have paid all dividends on the shares of our Series D Preferred Stock for all dividend periods up to and including the dividend payment date on which the accumulated and unpaid dividends are paid in full. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

Optional redemption

We may redeem the Series D Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date.

Special redemption upon change of ownership or control

Following a "Change of Ownership or Control" of us by a person, entity or group, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $50.00 per share, plus accrued and unpaid dividends (whether or not declared), up to the redemption date, in cash.

To see how we define "Change of Ownership or Control" see "Description of Series D Preferred Stock—Redemption—Special Redemption upon Change of Ownership or Control" below.
Ranking

The Series D Preferred Stock ranks: (i) senior to our common stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares," (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock), referred to as "parity shares," (iii) junior to our existing Series C Preferred Stock, which has been fully issued, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock), referred to, together with the Series C Preferred Stock, as "senior shares," and (v) junior to all our existing and future indebtedness.

Liquidation preference

If we liquidate, dissolve or wind up our operations, the holders of our Series D Preferred Stock will have the right to receive $50.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series D Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock.

No maturity or mandatory redemption

The Series D Preferred Stock does not have any stated maturity date and is not subject to any sinking fund or mandatory redemption provisions except for redemption at our option or under some circumstances upon a Change of Ownership or Control as described above.

Voting rights

Holders of the Series D Preferred Stock generally are entitled to vote only on certain acquisitions and share exchange transactions and changes that would be materially adverse to the rights of holders of Series D Preferred Stock. However, if cash dividends on any outstanding Series D Preferred Stock have not been paid in full for any monthly dividend period for any four consecutive or non-consecutive quarterly periods, or if we fail to maintain the listing of the Series D Preferred Stock on a national exchange for at least 180 consecutive days, the holders of the Series D Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our Board in addition to those directors then serving on our Board until such time as the Series D Preferred Stock again becomes listed on a national exchange or the dividend arrearage is eliminated.

Material U.S. federal income tax considerations

The material U.S. federal income tax considerations of purchasing, owning and disposing of our Series D Preferred Stock are described in "—Material U.S. Federal Income Tax Considerations" beginning on page 34 of this prospectus. You should consult your tax advisor with respect to the U.S. federal income tax consequences of owning our Series D Preferred Stock in light of your own particular situation and with respect to any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction.

Listing	Our Series D Preferred Stock is listed on the NYSE MKT under the symbol "MHR.PR.D."
Form	The Series D Preferred Stock will be issued and maintained in book-entry form registered in the name of the nominee of The Depository Trust Company, except under limited circumstances.
No conversion rights	The Series D Preferred Stock is not convertible into, or exchangeable for, any of our other property or securities.
Use of proceeds

We intend to use the net proceeds from the sale of the Series D Preferred Stock offered by us under this prospectus for capital expenditures, working capital, acquisitions, directly or indirectly, of oil and natural gas properties, repayment or refinancing of indebtedness, investments in our subsidiaries, or general corporate purposes. Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

Risk factors

Investing in our Series D Preferred Stock involves certain risks. You should carefully consider the information set forth in the section of this prospectus titled "Risk Factors," our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, and the other information included in or incorporated in this prospectus before deciding whether to invest in our Series D Preferred Stock.

RISK FACTORS

        An investment in our Series D Preferred Stock involves risks. In addition to the risks described below, you should carefully read all of the other information included in this prospectus and the documents we have incorporated by reference into this prospectus, including Item 1A—Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, in evaluating an investment in our Series D Preferred Stock. If any of the described risks actually were to occur, our business, financial condition or results of operations could be affected materially and adversely. In that case, the trading price of our Series D Preferred Stock could decline and you could lose all or part of your investment.

        The risks described below and those risks described in documents incorporated by reference into this prospectus are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial individually or in the aggregate may also impair our business operations.

        This prospectus and the documents incorporated by reference also contain forward-looking statements that involve risks and uncertainties, some of which are described in the documents incorporated by reference in this prospectus. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks and uncertainties faced by us described below or in documents incorporated by reference in this prospectus.

Risks Related to Our Series D Preferred Stock

The Series D Preferred Stock is thinly traded and has no stated maturity date.

        The shares of Series D Preferred Stock were listed for trading on the NYSE MKT under the symbol "MHR.PR.D" on March 21, 2011 and are thinly traded on the NYSE MKT. Since the securities have no stated maturity date, investors seeking liquidity will be limited to selling their shares in the secondary market. An active trading market for the shares may not develop or, even if it develops, may not last, in which case the trading price of the shares could be adversely affected and your ability to transfer your shares of Series D Preferred Stock will be limited.

The market value of the Series D Preferred Stock could be adversely affected by various factors.

        The trading price of the shares of Series D Preferred Stock may depend on many factors, including:

  •
  market liquidity;

  •
  prevailing interest rates;

  •
  the market for similar securities;

  •
  general economic conditions; and

  •
  our financial condition, performance and prospects.

For example, higher market interest rates could cause the market price of the Series D Preferred Stock to decrease.

We could be prevented from paying dividends on the Series D Preferred Stock.

        Although dividends on the Series D Preferred Stock are cumulative and arrearages will accrue until paid, you will only receive cash dividends on the Series D Preferred Stock if we have funds legally available for the payment of dividends and such payment is not restricted or prohibited by law, the terms of any senior shares, including our Series C Preferred Stock, or any documents governing our indebtedness. Our business may not generate sufficient cash flow from operations to enable us to pay dividends on the Series D Preferred Stock when payable. The terms of our Series C Preferred Stock prohibit the payment of cash dividends on our equity securities ranking junior to the Series C Preferred Stock, which include the Series D Preferred Stock, unless all accrued dividends on the Series C Preferred Stock have been paid in full in cash or in kind. Under each of our senior revolving credit facility and our second lien term loan credit facility, we may declare and pay dividends on our preferred stock only so long as (i) no event of default exists at the time of, or is caused by, such payment, (ii) in the case of our senior revolving credit facility, after giving effect to such payment, availability under the borrowing base under our senior revolving credit facility is equal to or greater than the greater of (x) 2.5% of the borrowing base at the time of the dividend payment and (y) $5,000,000, and (iii) such dividends do not exceed $45,000,000 in any calendar year. As such, we could become unable, on a temporary or permanent basis, to pay dividends on the shares of Series D Preferred Stock. In addition, the indenture governing our senior notes prohibits us from paying dividends on our preferred stock if there is a default or an event of default thereunder. In addition, future debt, contractual covenants or arrangements we enter into may restrict or prevent future dividend payments. Accordingly, there is no guarantee that we will be able to pay any cash dividends on our Series D Preferred Stock. Furthermore, in some circumstances, we may pay dividends in stock rather than cash, and our stock price may be depressed at such time.

The Series D Preferred Stock has not been rated and will be subordinated to all of our existing and future debt.

        The Series D Preferred Stock has not been rated by any nationally recognized statistical rating organization. In addition, with respect to dividend rights and rights upon our liquidation, winding-up or dissolution, the Series D Preferred Stock will be subordinated to all of our existing and future debt and all future capital stock designated as senior to the Series D Preferred Stock. As of January 31, 2015, our total outstanding indebtedness was approximately $948.3 million. This indebtedness consisted primarily of outstanding letters of credit under our senior revolving credit facility and borrowings under our second lien term loan and our senior notes. We may also incur additional indebtedness in the future and the terms of the Series D Preferred Stock do not require us to obtain the approval of the holders of the Series D Preferred Stock prior to incurring additional indebtedness. As a result, our existing and future indebtedness may be subject to restrictive covenants or other provisions that may prevent or otherwise limit our ability to make dividend or liquidation payments on our Series D Preferred Stock. Upon our liquidation, our obligations to our creditors would rank senior to our Series D Preferred Stock and would be required to be paid before any payments could be made to holders of our Series D Preferred Stock.

Investors should not expect us to redeem the Series D Preferred Stock.

        The shares of Series D Preferred Stock have no maturity or mandatory redemption date and are not redeemable at the option of investors under any circumstances. The Series D Preferred Stock may be redeemed by us at our option either in whole or in part. Any decision we may make at any time to redeem the Series D Preferred Stock will depend upon, among other things, our evaluation of our capital position, including the composition of our stockholders' equity, general market conditions at that time and any limitations in documents governing our indebtedness.

The Series D Preferred Stock is subordinate to the Series C Preferred Stock.

        The Series C Preferred Stock ranks senior to the Series D Preferred Stock. We have issued an aggregate of 4,000,000 shares of our Series C Preferred Stock, with an aggregate liquidation preference of $100.0 million (excluding any unpaid accrued dividends), that rank senior to our Series D Preferred Stock as to dividend rights and rights upon liquidation, winding up or dissolution. Accordingly, we must satisfy our obligations to make dividend distributions to the holders of Series C Preferred Stock before we make distributions to holders of the Series D Preferred Stock. In addition, in the event we liquidate, dissolve or wind up our operations, holders of Series C Preferred Stock will be entitled to payment of their liquidation preference before distributions are available to holders of Series D Preferred Stock. As a result, any right that you have to receive any of our assets upon our liquidation or reorganization will be subordinate to the liquidation preference of the Series C Preferred Stock.

Holders of Series D Preferred Stock have extremely limited voting rights.

        Except as expressly stated in the certificate of designations governing the Series D Preferred Stock, as a holder of Series D Preferred Stock, you will not have any relative, participating, optional or other special voting rights and powers and your approval will not be required for the taking of any corporate action. For example, your approval would not be required for any merger or consolidation in which we are involved or sale of all or substantially all of our assets. None of the provisions relating to the Series D Preferred Stock contains any provisions affording the holders of the Series D Preferred Stock protection in the event of a highly leveraged or other transaction, including a merger or the sale, lease or conveyance of all or substantially all of our assets or business, that might adversely affect the holders of the Series D Preferred Stock. See "Description of Series D Preferred Stock—Voting Rights" on page 21 of this prospectus.

The issuance of future offerings of preferred stock may adversely affect the value of our Series D Preferred Stock.

        Our certificate of incorporation, as amended, currently authorizes us to issue up to 10,000,000 shares of preferred stock in one or more series on terms that may be determined at the time of issuance by the Board. Upon the completion of the offering described in this prospectus, we may sell additional shares of our Series D Preferred Stock on terms that may differ from those described in this prospectus. Accordingly, we may issue additional shares of Series D Preferred Stock and/or other classes of preferred shares that would rank on parity with or senior to the Series D Preferred Stock as to dividend rights or rights upon liquidation, winding up or dissolution. The creation and subsequent issuance of additional classes of preferred shares on parity with or senior to our Series D Preferred Stock, which would require consent of the holders of the Series D Preferred Stock, and would dilute the interests of the holders of Series D Preferred Stock and any issuance of preferred stock that is senior to the Series D Preferred Stock could affect our ability to pay dividends on, redeem or pay the liquidation preference on the Series D Preferred Stock.

You may be required to use other sources of funds to pay income taxes in respect of distributions or dividends or received, or deemed to be received, on the Series D Preferred Stock in certain circumstances.

        If the redemption price for Series D Preferred Stock that can be redeemed exceeds its issue price by more than de minimis amount, the difference (i.e., the "redemption premium") will for U.S. federal income tax purposes be treated as a constructive distribution or series of constructive distributions to you of additional Series D Preferred Stock unless an exception is applicable. In addition, if we are required to pay dividends on the Series D Preferred Stock in shares of our common stock or additional shares of Series D Preferred Stock and this stock is not marketable at such time, in each case, you will be required to satisfy your income tax liability with respect to such constructive distribution or dividends from other sources.

        For additional information concerning these matters, see "Material U.S. Federal Income Tax Considerations" on page 34 of this prospectus.

Holders of the Series D Preferred Stock may be unable to use the dividends-received deduction and may not be eligible for the preferential tax rates applicable to "qualified dividend income."

        Distributions paid to corporate U.S. holders of the Series D Preferred Stock may be eligible for the dividends-received deduction if we have current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. We may not have sufficient current earnings and profits during future fiscal years for the distributions on the Series D Preferred Stock to qualify as dividends for U.S. federal income tax purposes. If the distributions fail to qualify as dividends, corporate U.S. holders would be unable to use the dividends-received deduction. If any distributions on the Series D Preferred Stock with respect to any fiscal year are not eligible for the dividends-received deduction or preferential tax rates applicable to "qualified dividend income" because of insufficient current or accumulated earnings and profits, it is possible that the market value of the Series D Preferred Stock might decline.

        For additional information concerning these matters, see "Material U.S. Federal Income Tax Considerations" on page 34 of this prospectus.

Non-U.S. holders may be subject to U.S. income tax with respect to gain on disposition of their Series D Preferred Stock.

        If we are a U.S. real property holding corporation at any time within the five-year period preceding a disposition of Series D Preferred Stock by a non-U.S. holder or the non-U.S. holder's holding period of the stock disposed of, whichever period is shorter, such non-U.S. holder may be subject to U.S. federal income tax with respect to gain on such disposition. If we are a U.S. real property holding corporation, which we expect we are, so long as our Series D Preferred Stock is regularly traded on an established securities market, a non-U.S. holder will not be subject to U.S. federal income tax on the disposition of the Series D Preferred Stock if it holds and has held (during the shorter of the five-year period immediately preceding the date of disposition or the holder's holding period) not more than 5% of the total outstanding shares of our Series D Preferred Stock.

        For additional information concerning these matters, see "Material U.S. Federal Income Tax Considerations" on page 34 of this prospectus.

Our Series D Preferred Stock is not convertible and purchasers may not realize a corresponding upside if the Company prospers.

        Our Series D Preferred Stock is not convertible into our common stock and earns dividends at a fixed rate. Accordingly, the market value of our Series D Preferred Stock may depend on dividend and interest rates for other preferred stock, commercial paper and other investment alternatives and our actual and perceived ability to pay dividends on, and in the event of dissolution satisfy the liquidation preference with respect to, our Series D Preferred Stock. Moreover, our right to redeem the Series D Preferred Stock could impose a ceiling on its value.

USE OF PROCEEDS

        We may issue and sell shares of our Series D Preferred Stock having an aggregate offering price of up to $100 million from time to time under this prospectus. Because there is no minimum offering amount required as a condition to the closing of this offering and the shares of Series D Preferred Stock may be sold at varying prices from time to time, the total public offering price, commissions and proceeds to us are not determinable at this time. We intend to use the net proceeds from the sale of the Series D Preferred Stock offered by us under this prospectus for capital expenditures, working capital, acquisitions, directly or indirectly, of oil and natural gas properties, repayment or refinancing of indebtedness, investments in our subsidiaries, or general corporate purposes. Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

 RATIO OF EARNINGS TO FIXED CHARGES AND RATIO OF EARNINGS TO
FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

        The following table contains our consolidated ratios of earnings to fixed charges and ratio of earnings to fixed charge and preferred stock dividends for the periods indicated.

	Years Ended December 31,
	2014		2013		2012		2011		2010
	(in thousands)
Ratio of Earnings to Fixed Charges(1)	—	(2)	—	(3)	—	(4)	—	(5)	—	(6)
Ratio of Earnings to Fixed Charges and Preferred Stock Dividends(1)	—	(7)	—	(8)	—	(9)	—	(10)	—	(11)

(1)
For purposes of determining the ratio of earnings to fixed charges, earnings are defined as income from continuing operations before income taxes and non-controlling interest, plus fixed charges and amortization of capitalized interest, less capitalized interest. Fixed charges consist of interest incurred (whether expensed or capitalized), amortization of deferred financing costs and an estimate of the interest within rental expense. All reported periods of the calculation of the ratio of earnings to fixed charges exclude discontinued operations. Preferred dividends are not grossed up by taxes as the Company reported losses from continuing operations for the periods presented.

(2)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2014 by $148.7 million.

(3)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2013 by $334.2 million.

(4)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2012 by $166.4 million.

(5)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2011 by $87.0 million.

(6)
Earnings were insufficient to cover fixed charges for the year ended December 31, 2010 by $22.8 million.

(7)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2014 by $184.1 million.

(8)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2013 by $369.7 million.

(9)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2012 by $189.2 million.

(10)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2011 by $101.0 million.

(11)
Earnings were insufficient to cover fixed charges and preferred stock dividends for the year ended December 31, 2010 by $25.3 million.

 DESCRIPTION OF SERIES D PREFERRED STOCK

        The terms of the Series D Preferred Stock are contained in a certificate of designation that amends our certificate of incorporation, as amended. The following description is a summary of the material provisions of the Series D Preferred Stock and the certificate of designation. It does not purport to be complete. We urge you to read the certificate of designation because it, and not this description, defines your rights as a holder of shares of Series D Preferred Stock. We have filed the certificate of designation as an exhibit to the registration statement of which this prospectus forms a part.

General

        Our Board is authorized to cause us to issue, from our authorized but unissued shares of preferred stock, one or more series of preferred stock, to establish from time to time the number of shares to be included in each such series, and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each such series. Pursuant to this authority, our Board has established the terms of the Series D Preferred Stock, which are described below.

        As of March 31, 2015, there were 4,424,889 shares of Series D Preferred Stock outstanding, and 5,750,000 shares of our authorized preferred stock is designated as Series D Preferred Stock.

        When issued, the shares of Series D Preferred Stock offered hereunder will be validly issued, fully paid and non-assessable. The holders of the Series D Preferred Stock will have no preemptive rights with respect to any of our stock or any securities convertible into or carrying rights or options to purchase any such stock. The Series D Preferred Stock will not be subject to any sinking fund or other obligation of us to redeem or retire the Series D Preferred Stock, but we may redeem the Series D Preferred Stock as described below under "Redemption." Unless redeemed or repurchased by us, the Series D Preferred Stock will have a perpetual term with no maturity.

        Our shares of Series D Preferred Stock are listed on the NYSE MKT under the symbol "MHR.PR.D."

        The Series D Preferred Stock will be issued and maintained in book-entry form registered in the name of the nominee, The Depository Trust Company, except in limited circumstances. See "—Book-Entry Procedures" below.

        The transfer agent, registrar and dividend disbursing agent for the Series D Preferred Stock is American Stock Transfer & Trust Company, LLC.

Ranking

        The Series D Preferred Stock ranks: (i) senior to our common stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares;" (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock), referred to as "parity shares;" (iii) junior to our existing Series C Preferred Stock, which has been fully issued; (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock), referred to, together with the Series C Preferred Stock, as "senior shares;" and (v) junior to all our existing and future indebtedness.

Dividends

        Holders of the Series D Preferred Stock are entitled to receive, when and as declared by our Board, out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 8.0% per annum of the $50.00 per share liquidation preference (equivalent to $4.00 per annum per share).

        We generally set the record date for each monthly dividend period on or about the fifteenth of every month with dividends for such monthly dividend period to be paid at the end of such month to such holders of record. Holders of Series D Preferred Stock are entitled to dividend payments only for each monthly dividend period with respect to which they are the holder of record as of the applicable record date. Accordingly, any shares of Series D Preferred Stock initially issued after the record date for a monthly dividend period (which is expected to be on or about the fifteenth of each monthly dividend period) will not be entitled to dividends for such monthly dividend period. Dividends generally are payable monthly in arrears on the last day of each calendar month; provided, that if such day falls on a national holiday or a weekend, such dividends will be due and payable on the next business day following such weekend or national holiday. Dividends payable on the shares of Series D Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. We will pay dividends to holders of record as they appear in our stock records at the close of business on the applicable record date, which will be the 10th day preceding the applicable payment date, or such other date we establish no less than ten days and no more than 30 days preceding the payment date.

        We will not declare or pay or set aside for payment any dividend on the shares of Series D Preferred Stock if the terms of any of our agreements or senior shares, including agreements relating to our indebtedness and the certificate of designation relating to our Series C Preferred Stock, prohibit that declaration, payment or setting aside of funds or provide that the declaration, payment or setting aside of funds is a breach of or a default under that agreement, or if the declaration, payment or setting aside of funds is restricted or prohibited by law. The terms of our Series C Preferred Stock prohibit the payment of cash dividends on our equity securities ranking junior to the Series C Preferred Stock, which include the Series D Preferred Stock, unless all accrued dividends on the Series C Preferred Stock have been paid in full in cash or in kind. Under each of our senior revolving credit facility and our second lien term loan credit facility, we may declare and pay dividends on our preferred stock only so long as (i) no event of default exists at the time of, or is caused by, such payment, (ii) in the case of our senior revolving credit facility after giving effect to such payment, availability under the borrowing base under our senior revolving credit facility is equal to or greater than the greater of (x) 2.5% of the borrowing base at the time of the dividend payment and (y) $5,000,000, and (iii) such dividends do not exceed $45,000,000 in any calendar year. In addition, the indenture governing our senior notes prohibits us from paying dividends on our preferred stock if there is a default or an event of default thereunder. In addition, future debt, contractual covenants or arrangements we enter into may restrict or prevent future dividend payments. See the risk factor entitled "We could be prevented from paying dividends on the Series D Preferred Stock" on page 10 of this prospectus for additional information.

        Notwithstanding the foregoing, however, dividends on the shares of Series D Preferred Stock will accrue regardless of whether: (i) the terms of our senior shares or our agreements, including our credit facilities and the indenture governing our notes, at any time prohibit the current payment of dividends; (ii) we have earnings; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our Board. Except as otherwise provided, accrued but unpaid distributions on the shares of Series D Preferred Stock will not bear interest, and holders of the shares of Series D Preferred Stock will not be entitled to any distributions in excess of full cumulative distributions as described above. All of our dividends on the shares of Series D Preferred Stock will be credited to the previously accrued dividends on the shares of Series D Preferred Stock. We will credit any dividends paid on the shares of Series D Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully above, the payment of dividends with respect to the Series D Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock are entitled.

        We may not declare or pay any dividends, or set aside any funds for the payment of dividends, on shares of common stock or other junior shares, or redeem, purchase or otherwise acquire shares of common stock or other junior shares, unless we also have declared and either paid or set aside for payment the full cumulative dividends on the shares of Series D Preferred Stock for all past dividend periods.

        If we do not declare and either pay or set aside for payment the full cumulative dividends on the shares of Series D Preferred Stock and all parity shares, the amount which we have declared will be allocated pro rata to the shares of Series D Preferred Stock and to each parity share so that the amount declared for each share of Series D Preferred Stock and for each parity share is proportionate to the accrued and unpaid distributions on those shares.

  Failure to Make Dividend Payments

        If we have committed a dividend default by failing to pay the accrued cash dividends on the outstanding Series D Preferred Stock in full for any monthly dividend period within a quarterly period for a total of four consecutive or non-consecutive quarterly periods, then until we have paid all accrued dividends on the shares of our Series D Preferred Stock for all dividend periods up to and including the dividend payment date on which the accumulated and unpaid dividends are paid in full: (i) the annual dividend rate on the Series D Preferred Stock will be increased to 10.0% per annum, which we refer to as the Penalty Rate, commencing on the first day after the dividend payment date on which such dividend default occurs; (ii) if we do not pay dividends in cash, dividends on the Series D Preferred Stock, including all accrued but unpaid dividends, will be paid either (a) if our common stock is then listed or quoted on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national exchange (each a "national exchange"), in the form of our fully-tradable registered common stock (based on the weighted average daily trading price for the ten business day period ending on the business day immediately preceding the payment) and cash in lieu of any fractional share, or (b) if our common stock is not then listed on a national exchange, in the form of additional shares of Series D Preferred Stock with a liquidation value equal to the amount of the dividend and cash in lieu of any fractional share; and (iii) the holders of our Series D Preferred Stock will have the voting rights described below, until we have paid all dividends on the shares of our Series D Preferred Stock for all dividend periods up to and including the dividend payment date on which the accumulated and unpaid dividends are paid in full. See "—Voting Rights." Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters, the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable, unless we again commit a dividend default.

        We are required by the terms of the certificate of designation governing the Series D Preferred Stock to reserve a sufficient number of shares of our common stock or Series D Preferred Stock for the payment of dividends in additional shares of our common stock or Series D Preferred Stock.

  Failure to Maintain National Market Listing of Series D Preferred Stock

        If we fail to maintain the listing of the Series D Preferred Stock on a national exchange for at least 180 consecutive days, then: (i) the annual dividend rate on the Series D Preferred Stock will be increased to 10.0% per annum commencing on the 181st day, in a period of 181 consecutive days, that the Series D Preferred Stock is not listed on a national exchange, and (ii) holders of Series D Preferred Stock will have the voting rights described below. See "—Voting Rights." When the Series D Preferred Stock is once again listed on a national exchange, the dividend rate will be restored to the Stated Rate and the foregoing provisions will not be applicable, unless the Series D Preferred Stock is again no longer listed on a national exchange.

Liquidation Preference

        Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, then, before any distribution or payment shall be made to the holders of any common stock or any other class or series of junior shares in the distribution of assets upon any liquidation, dissolution or winding up of us, the holders of Series D Preferred Stock shall be entitled to receive out of our assets legally available for distribution to stockholders, liquidating distributions in the amount of the liquidation preference, or $50.00 per share, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series D Preferred Stock will have no right or claim to any of our remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding Series D Preferred Stock and the corresponding amounts payable on all senior shares, including the Series C Preferred Stock, and parity shares, then after payment of the liquidating distribution on all outstanding senior shares, the holders of the Series D Preferred Stock and all other such classes or series of parity shares shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. For such purposes, the consolidation or merger of us with or into any other entity, or the sale, lease or conveyance of all or substantially all of our property or business, or a statutory share exchange shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of us.

        The certificate of designation for the Series D Preferred Stock does not contain any provision requiring funds to be set aside to protect the liquidation preference of the Series D Preferred Stock.

Redemption

  General

        We, at our option, upon not less than 30 nor more than 60 days' written notice, may redeem the Series D Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $50.00 per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption, without interest. If fewer than all of the outstanding Series D Preferred Stock are to be redeemed, the number of shares to be redeemed will be determined by us and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in an equitable manner determined by us.

        Unless full cumulative dividends on all Series D Preferred Stock and all parity shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no Series D Preferred Stock or parity shares shall be redeemed unless all outstanding Series D Preferred Stock and parity shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of Series D Preferred Stock or parity shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series D Preferred Stock and parity shares. Furthermore, unless full cumulative dividends on all outstanding Series D Preferred Stock and parity shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, we shall not purchase or otherwise acquire directly or indirectly any Series D Preferred Stock or parity shares (except by conversion into or exchange for our junior shares and parity shares).

        From and after the redemption date (unless we default in payment of the redemption price), all dividends will cease to accumulate on the Series D Preferred Stock, such shares shall no longer be deemed to be outstanding, and all of your rights as a holder of shares of Series D Preferred Stock will terminate with respect to such shares, except the right to receive the redemption price and all accrued and unpaid dividends up to the redemption date.

  Procedures

        Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of Series D Preferred Stock at the address shown on our share transfer books. Each notice shall state: (i) the redemption date, (ii) the number of shares of Series D Preferred Stock to be redeemed, (iii) the redemption price of $50.00 per share of Series D Preferred Stock, plus any accrued and unpaid dividends through the date of redemption, (iv) the place or places where any certificates issued for Series D Preferred Stock other than through the DTC book entry described below, are to be surrendered for payment of the redemption price, (v) that dividends on the Series D Preferred Stock will cease to accrue on such redemption date, and (vi) any other information required by law or by the applicable rules of any exchange upon which the Series D Preferred Stock may be listed or admitted for trading. If fewer than all outstanding shares of Series D Preferred Stock are to be redeemed, the notice mailed to each such holder thereof shall also specify the number of shares of Series D Preferred Stock to be redeemed from each such holder.

        At our election, on or prior to the redemption date, we may irrevocably deposit the redemption price (including accrued and unpaid dividends) of the Series D Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the notice to holders of the Series D Preferred Stock will (i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the redemption price, and (iii) require such holders to surrender any certificates issued for Series D Preferred Stock other than through the DTC book entry described below at such place on or about the date fixed in such redemption notice (which may not be later than such redemption date) against payment of the redemption price (including all accrued and unpaid dividends to the redemption date). Any interest or other earnings earned on the redemption price (including all accrued and unpaid dividends) deposited with a bank or trust company will be paid to us. Any monies so deposited that remain unclaimed by the holders of the Series D Preferred Stock at the end of six months after the redemption date will be returned to us by such bank or trust company. If we make such a deposit, shares of the Series D Preferred Stock shall not be considered outstanding for purposes of voting or determining shares entitled to vote on any matter on or after the date of such deposit.

        On or after the date fixed for redemption, each holder of shares of Series D Preferred Stock that holds a certificate other than through the DTC book entry described below must present and surrender each certificate representing his Series D Preferred Stock to us at the place designated in the applicable notice and thereupon the redemption price of such shares will be paid to or on the order of the person whose name appears on such certificate representing the Series D Preferred Stock as the owner thereof, each surrendered certificate will be canceled and the shares will be retired and restored to the status of undesignated, authorized shares of preferred stock.

        If we redeem any shares of Series D Preferred Stock and if the redemption date occurs after a dividend record date and on or prior to the related dividend payment date, the dividend payable on such dividend payment date with respect to such shares called for redemption shall be payable on such dividend payment date to the holders of record at the close of business on such dividend record date, and shall not be payable as part of the redemption price for such shares.

  Special Redemption upon Change of Ownership or Control

        Following a "Change of Ownership or Control" of us by a person, entity or group, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared), up to the redemption date, in cash.

        A "Change of Ownership or Control" shall be deemed to have occurred on the date: (i) that a "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have beneficial ownership of all shares of voting stock that such person or group has the right to acquire regardless of when such right is first exercisable), directly or indirectly, of voting stock representing more than 50% of the total voting power of the voting stock of our company; (ii) that we sell, transfer or otherwise dispose of all or substantially all of our assets; or (iii) of the consummation of a merger or share exchange of our company with another entity where our stockholders immediately prior to the merger or share exchange would not beneficially own, immediately after the merger or share exchange, shares representing 50% or more of the outstanding voting stock of the corporation issuing cash or securities in the merger or share exchange (without consideration of the rights of any class of stock to elect directors by a separate group vote), or where members of our Board immediately prior to the merger or share exchange would not immediately after the merger or share exchange constitute a majority of the Board of the corporation issuing cash or securities in the merger or share exchange. "Voting stock" shall mean stock of any class or kind having the power to vote generally for the election of directors.

Voting Rights

        Except as indicated below, the holders of Series D Preferred Stock will have no voting rights.

        If and whenever either (i) cash dividends on any outstanding Series D Preferred Stock have not been paid in full for any monthly dividend period for any four consecutive or non-consecutive quarterly periods, whether or not earned or declared, or (ii) the Series D Preferred Stock is not listed on a national exchange for a period of at least 180 consecutive days, the number of directors then constituting our Board will increase by two, and the holders of Series D Preferred Stock, voting together as a class with the holders of any other parity shares upon which like voting rights have been conferred (any such other series, being "voting preferred shares"), will have the right to elect two additional directors to serve on our Board at any annual meeting of stockholders, or special meeting held in place thereof, or a special meeting of the holders of Series D Preferred Stock and such voting preferred shares called at the request of any holder of record of the Series D Preferred Stock or by a holder of such voting preferred shares and at each subsequent annual meeting of stockholders until all such dividends and all dividends for the current quarterly period on the Series D Preferred Stock and such other voting preferred shares have been paid or declared and paid or set aside for payment for two consecutive quarterly periods, or until the Series D Preferred Stock is again subject to a national market listing, as applicable. The term of office of all directors so elected will terminate with the termination of such voting rights.

        The creation of a class of parity shares or an increase of the authorized number of Series D Preferred Stock shall require the approval of the majority of the outstanding Series D Preferred Stock. However, we may create additional classes of shares ranking junior to the Series D Preferred Stock as to dividends or upon liquidation (each, referred to as "junior shares"), increase the authorized number of junior shares and issue additional shares of Series D Preferred Stock, series of parity shares and junior shares without the consent of any holder of Series D Preferred Stock.

        The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding Series D Preferred Stock have been redeemed in accordance with their terms or called for redemption in accordance with their terms and sufficient funds shall have been deposited in trust to effect such redemption.

        The holders of Series D Preferred Stock are not entitled to vote on any merger or consolidation involving us or a sale of all or substantially all of our assets or any amendment to our certificate of incorporation.

Conversion

        The shares of Series D Preferred Stock are not convertible into or exchangeable for any of our other property or securities.

Information Rights

        During any period in which we are not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series D Preferred Stock are outstanding, we will: (i) transmit by mail to all holders of Series D Preferred Stock, as their names and addresses appear in our record books and without cost to such holders, copies of the annual reports and quarterly reports that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such sections (other than any exhibits that would have been required); and (ii) promptly upon written request, supply copies of such reports to any prospective holder of Series D Preferred Stock. We will mail the reports to the holders of Series D Preferred Stock within 15 days after the respective dates by which we would have been required to file the reports with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act.

Book-Entry Procedures

        The Depository Trust Company, which we refer to as DTC, will act as securities depositary for the Series D Preferred Stock. We will issue one or more fully registered global securities certificates in the name of DTC's nominee, Cede & Co. These certificates will represent the total aggregate number of shares of Series D Preferred Stock. We will deposit these certificates with DTC or a custodian appointed by DTC. We will not issue certificates to you for the Series D Preferred Stock that you purchase, unless DTC's services are discontinued as described below.

        Title to book-entry interests in the Series D Preferred Stock will pass by book-entry registration of the transfer within the records of DTC, as the case may be, in accordance with their respective procedures. Book-entry interests in the securities may be transferred within DTC in accordance with procedures established for these purposes by DTC.

        Each person owning a beneficial interest in the Series D Preferred Stock must rely on the procedures of DTC and the participant through which such person owns its interest to exercise its rights as a holder of the Series D Preferred Stock.

        DTC has advised us that it is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under the provisions of

Section 17A of the Exchange Act. DTC holds securities that its participants, referred to as Direct Participants, deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations.

        DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the NYSE MKT, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, referred to as "Indirect Participants." The rules applicable to DTC and its Direct and Indirect Participants are on file with the SEC.

        When you purchase the Series D Preferred Stock within the DTC system, the purchase must be made by or through a Direct Participant. The Direct Participant will receive a credit for the Series D Preferred Stock on DTC's records. You, as the actual owner of the Series D Preferred Stock, are the "beneficial owner." Your beneficial ownership interest will be recorded on the Direct and Indirect Participants' records, but DTC will have no knowledge of your individual ownership. DTC's records reflect only the identity of the Direct Participants to whose accounts Series D Preferred Stock is credited.

        You will not receive written confirmation from DTC of your purchase. The Direct or Indirect Participants through whom you purchased the Series D Preferred Stock should send you written confirmations providing details of your transactions, as well as periodic statements of your holdings. The Direct and Indirect Participants are responsible for keeping an accurate account of the holdings of their customers like you.

        Transfers of ownership interests held through Direct and Indirect Participants will be accomplished by entries on the books of Direct and Indirect Participants acting on behalf of the beneficial owners.

        The laws of some states may require that specified purchasers of securities take physical delivery of the Series D Preferred Stock in definitive form. These laws may impair the ability to transfer beneficial interests in the global certificates representing the Series D Preferred Stock.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        We understand that, under DTC's existing practices, in the event that we request any action of holders, or an owner of a beneficial interest in a global security such as you desires to take any action which a holder is entitled to take under our amended and restated certificate of incorporation, as amended or supplemented, DTC would authorize the Direct Participants holding the relevant shares to take such action, and those Direct Participants and any Indirect Participants would authorize beneficial owners owning through those Direct and Indirect Participants to take such action or would otherwise act upon the instructions of beneficial owners owning through them.

        Redemption notices will be sent to Cede & Co. If less than all of the outstanding shares of Series D Preferred Stock are being redeemed, DTC will reduce each Direct Participant's holdings of Series D Preferred Stock in accordance with its procedures.

        In those instances where a vote is required, neither DTC nor Cede & Co. itself will consent or vote with respect to the Series D Preferred Stock. Under its usual procedures, DTC would mail an omnibus proxy to us as soon as possible after the record date. The omnibus proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Series D Preferred Stock is credited on the record date, which are identified in a listing attached to the omnibus proxy.

        Dividends on the Series D Preferred Stock will be made directly to DTC. DTC's practice is to credit participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that payment date.

        Payments by Direct and Indirect Participants to beneficial owners such as you will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name." These payments will be the responsibility of the participant and not of DTC, us or any agent of ours.

        DTC may discontinue providing its services as securities depositary with respect to the Series D Preferred Stock at any time by giving reasonable notice to us. Additionally, we may decide to discontinue the book-entry only system of transfers with respect to the Series D Preferred Stock. In that event, we will print and deliver certificates in fully registered form for the Series D Preferred Stock. If DTC notifies us that it is unwilling to continue as securities depositary, or if it is unable to continue or ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed by us within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, we will issue the Series D Preferred Stock in definitive form, at our expense, upon registration of transfer of, or in exchange for, such global security.

        According to DTC, the foregoing information with respect to DTC has been provided to the financial community for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

        Initial settlement for the Series D Preferred Stock will be made in immediately available funds. Secondary market trading between DTC's participants will occur in the ordinary way in accordance with DTC's rules and will be settled in immediately available funds using DTC's Same-Day Funds Settlement System.

DESCRIPTION OF CAPITAL STOCK

Common Stock

        The following description of the terms of our common stock is a summary only and is qualified by reference to the relevant provisions of Delaware law and our certificate of incorporation and bylaws, as amended. Copies of our certificate of incorporation and bylaws, as amended, are filed as exhibits to the registration statement of which this prospectus is a part.

        Under our certificate of incorporation, our authorized capital stock consists of 350,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

        As of March 31, 2015 there were 201,480,649 shares of common stock outstanding. All shares of our common stock currently outstanding are fully paid and non-assessable.

        Voting.    Each holder of common stock is entitled to one vote for each share of common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for the election of directors, which is determined by a plurality vote, or as otherwise may be provided by applicable law or the rules of the New York Stock Exchange, all matters to be voted on by our stockholders must be approved by a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote. Holders of common stock are not entitled to cumulate their votes in the election of directors. Each of our directors will be elected annually by our stockholders voting as a single class.

        Dividends.    Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for that purpose, subject to any preferential dividend rights or other preferences granted to the holders of any outstanding preferred stock.

        Liquidation, Dissolution or Winding Up.    In the event of any liquidation, dissolution or winding up of our company, whether voluntary or involuntary, the holders of common stock are entitled to share ratably, in all remaining assets available for distribution to stockholders after payment of or provision for our liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

        No Preemptive Rights.    Holders of common stock have no preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

Preferred Stock

        As of March 31, 2015: (i) there were 4,000,000 shares of our authorized Series C Preferred Stock, of which 4,000,000 shares were issued and outstanding, (ii) there were 5,750,000 shares of our authorized Series D Preferred Stock, of which 4,424,889 shares were issued and outstanding and (iii) there were 12,000 shares of our authorized Series E Preferred Stock, of which Depositary Shares representing 3,722 shares of our Series E Preferred Stock were outstanding.

Series C Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series C Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series C Certificate of Designation") and the material provisions are described below. The following description of our Series C Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series C Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series C Preferred Stock.

        Dividends.    Holders of the Series C Preferred Stock are entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series C Preferred Stock at a rate of 10.25% per annum of the $25.00 liquidation preference per share (equivalent to $2.5625 per annum per share). However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" (as described below) occur or if we fail to maintain the listing of the Series C Preferred Stock on the New York Stock Exchange, the NYSE MKT or The NASDAQ Global, Global Select or Capital Market, or a comparable national securities exchange (each a "national exchange") for 180 consecutive days, the dividend rate on the Series C Preferred Stock will increase to 12.50% per annum until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. Dividends become payable monthly in arrears on the last day of each month; provided that if such day falls on a national holiday or a weekend, such dividends will be due and payable on the next business day following such weekend or national holiday. A "Quarterly Dividend Default" occurs if we fail to pay cash dividends on the Series C Preferred Stock in full for any monthly dividend period within a calendar quarter, provided that only one Quarterly Dividend Default may occur during each calendar quarter and only four Quarterly Dividend Defaults may occur within a calendar year.

        Voting Rights.    Holders of the Series C Preferred Stock generally have no voting rights. However, if any four consecutive or non-consecutive "Quarterly Dividend Defaults" occur or if we fail to maintain the listing of the Series C Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series C Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series C Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series C Preferred Stock, or any class ranking on parity with the Series C Preferred Stock.

        Redemption Rights.    The Series C Preferred Stock does not have any stated maturity date and is not subject to any sinking fund or mandatory redemption provisions, except under some circumstances upon a "Change of Ownership or Control" (as described below). Accordingly, the shares of Series C Preferred Stock will remain outstanding indefinitely unless we decide to redeem them or purchase all or a portion of the shares in the open market. We are not required to set aside funds to redeem the Series C Preferred Stock.

        We may redeem the Series C Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date.

        Following a "Change of Ownership or Control" (as such term is defined in the Series C Certificate of Designation) of us by a person, entity or group other than a "Qualifying Public Company" (as such term is defined in the Series C Certificate of Designation), we (or the acquiring entity) will be required to redeem the Series C Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date, in cash.

        A Change of Ownership or Control of us by a Qualifying Public Company will not require a mandatory redemption of the Series C Preferred Stock, but such Qualifying Public Company will have the right for a period of 90 days after a Change of Ownership or Control to redeem the Series C

Preferred Stock, in whole but not in part, pursuant to the special redemption provisions described above.

        Liquidation Preference.    In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series C Preferred Stock are entitled to receive, from the assets remaining after payment of liabilities, subject to the distribution rights of any parity shares or senior shares (as described below), but before any distribution of assets to the holders of our common stock or other junior shares (as described below), cash in an amount equal to $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the distribution date.

        Conversion Rights.    The Series C Preferred Stock is not convertible into or exchangeable for any stock or other securities or property of the Company.

        Ranking.    The Series C Preferred Stock ranks (i) senior to our common stock, our Series D Preferred Stock, our Series E Preferred Stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares"; (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock), referred to as "parity shares"; (iii) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock), referred to as "senior shares"; and (iv) junior to all our existing and future indebtedness.

Series D Preferred Stock

        Our shares of Series D Preferred Stock are described above under "Description of Series D Preferred Stock."

Series E Preferred Stock

        The rights, preferences, privileges and restrictions of shares of the Series E Preferred Stock have been fixed in a certificate of designation (as amended or supplemented, the "Series E Certificate of Designation") and the material provisions are described below. The following description of our Series E Preferred Stock is intended as a summary only and does not purport to be complete, and is qualified in its entirety by reference to the Series E Certificate of Designation, our certificate of incorporation and our bylaws, which are filed as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of Delaware law. We urge you to read the certificate of designation because it, and not this description, defines the rights of holders of shares of Series E Preferred Stock.

        Dividend Rights.    Holders of the Series E Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series E Preferred Stock at a rate of 8% per annum of the $25,000.00 liquidation preference per share (equivalent to $2,000 per annum per share). However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing on a national exchange for 180 consecutive days, the dividend rate on the Series E Preferred Stock may increase to 10.0% per annum, which we refer to as the "Penalty Rate." Dividends will generally be payable monthly in arrears on the last day of each calendar month.

        Dividends on the Series E Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series E Preferred Stock will be credited against the previously accrued dividends on such shares of Series E Preferred Stock. We will credit any dividends paid on the Series E Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully under "—Series E Ranking" below, the payment of dividends with respect to the Series E Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock or our Series D Preferred Stock are entitled.

        Penalties as a Result of Failure to Pay Dividends.    If any four consecutive or non-consecutive Quarterly Dividend Defaults occur, then, until we have paid all accumulated and unpaid dividends on the shares of our Series E Preferred Stock in full, the dividend rate will be increased to the Penalty Rate as described above. In addition, if we do not pay dividends in cash, dividends on the Series E Preferred Stock, including all accrued but unpaid dividends, will be paid either: (a) (if our common stock is then listed on a national exchange) in fully-tradable registered shares of our common stock in an amount based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment along with cash in lieu of any fractional share, or (b) (if our common stock is not then listed on a national exchange) in additional shares of Series E Preferred Stock with a liquidation value equal to the amount of the dividend along with cash in lieu of any fractional share. Finally, the holders of Series E Preferred Stock will receive certain voting rights described below. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

        Redemption.    Prior to November 2, 2015, the shares of Series E Preferred Stock may be redeemed only upon the occurrence of certain conditions described in (1) and (2) below. On or after November 2, 2015, we may redeem the Series E Preferred Stock, at our option, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends. (1) Within 90 days following a change of ownership or control, we (or the acquiring company) shall have the right, but not the obligation, to redeem the Series E Preferred Stock, in whole but not in part, for $25,000.00 per share plus accrued and unpaid dividends. (2) If on any 20 trading days during any consecutive 30 trading day period, the trading price per share of our Common Stock equals or exceeds the product of one and twenty-nine hundredths (1.29) times the conversion price of $8.50 per share, subject to certain adjustments (a "Trading Price Event"), then Magnum Hunter shall have the right to redeem the Series E Preferred Stock, in whole or in part, for $25,000.00 per share plus accrued and unpaid dividends.

        Series E Ranking.    The Series E Preferred Stock ranks: (i) senior to our common stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as "junior shares", (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock), referred to as "parity shares", (iii) junior to our Series C Preferred Stock and our Series D Preferred Stock, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series E Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such creation would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock), referred to, together with the Series C Preferred Stock and the Series D Preferred Stock, as "senior shares", and (v) junior to all our existing and future indebtedness.

        Liquidation Preference.    If we liquidate, dissolve or wind up our operations, the holders of our Series E Preferred Stock will have the right to receive $25,000.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series E Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock and the Series D Preferred Stock.

        No Maturity of Mandatory Redemption.    The Series E Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option after November 2, 2015 or under some circumstances upon a Change of Ownership or Control as described above.

        Voting Rights.    Holders of the Series E Preferred Stock will generally have no voting rights. However, if any four consecutive or non-consecutive Quarterly Dividend Defaults occur or if we fail to maintain the listing of the Series E Preferred Stock on a national exchange for 180 consecutive days, the holders of the Series E Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series E Preferred Stock becomes listed on a national exchange. In addition, an affirmative vote of the holders of at least a majority of the Series E Preferred Stock is required to amend our certificate of incorporation so as to authorize or create, or to increase the authorized amount of, the Series E Preferred Stock, or any class ranking on parity with the Series E Preferred Stock.

        The affirmative vote of at least two thirds of the Series E Preferred Stock is required for:

          (a)   Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or the terms of the Series E Preferred Stock that materially and adversely affects the holders;

          (b)   A statutory share exchange or merger, unless in each such case the Series E Preferred Stock remain outstanding without a material and adverse change to its terms or shall be converted into preferred shares of the surviving entity having identical material preferences and rights; and

          (c)   the authorization, reclassification or creation of, or the increase in the authorized amount of any shares of a class ranking prior to the Series E Preferred Stock,

        Provided, however, that no such vote shall be required after November 2, 2015 or a "Trading Price Event," as such term is defined in the Series E Certificate of Designation, or in connection with a change of ownership or control during which the Series E Preferred Stock is redeemed.

        Conversion Rights.    The shares of Series E Preferred Stock are convertible, in whole or in part, at the option of the holder into shares of our common stock equal to $25,000.00 per share of Series E stock, plus accrued and unpaid dividends, divided by the conversion price of $8.50. Upon the occurrence of a change in ownership or control, each holder of Series E Preferred Stock shall have the right to convert their shares of Series E Preferred Stock into either (1) the quotient obtained by dividing $25,000.00 per share plus accrued and unpaid dividends, by the market value of our Common Stock on the change of control date, subject to a share cap and certain adjustments; or (2) in the case of a change of ownership pursuant to which the our common stock shall be converted into cash, securities or other property, each holder of Series E Preferred Stock shall receive the kind and amount of consideration that the holder would have been entitled to receive had such holder held a number of shares of our common stock equal to the amount described in number (1) above.

Other Series of Preferred Stock

        Pursuant to our certificate of incorporation, our board of directors has the authority without further action by our stockholders to issue one or more additional series of preferred stock. Our board of directors has the authority to fix the number of shares of any series of preferred stock and to determine the designation of any such series. Our board of directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock. In addition, within the limitations or restrictions stated in any resolution or resolutions of our board of directors originally fixing the number of shares constituting any series, our board of directors has the authority to increase or decrease, but not below the number of shares of such series then outstanding, the number of shares of any series subsequent to the issue of shares of that series. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control without further action by our stockholders and may adversely affect the market price of, and the voting and other rights of the holders of, our common stock. These effects might include, among other things, restricting dividends on our common stock, diluting the voting power of our common stock or impairing the liquidation rights of our common stock.

        The prospectus supplement with respect to any issuance of preferred stock will specify:

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  the maximum number of shares;

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  the designation of the shares;

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  the annual dividend rate, if any, whether the dividend rate is fixed or variable, the date dividends will accrue, the dividend payment dates, and whether dividends will be cumulative;

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  the price and the terms and conditions for redemption, if any, including redemption at our option or at the option of the holders, including the time period for redemption, and any accumulated dividends or premiums;

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  the liquidation preference, if any, and any accumulated dividends upon liquidation, dissolution or winding up of our affairs;

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  any sinking fund or similar provision, and, if so, the terms and provisions relating to the purpose and operation of the fund;

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  the terms and conditions, if any, for conversion or exchange of the shares of preferred stock into or for shares of any other class or classes of our capital stock or any series of any other class or classes, or of any other series of the same class, or any other securities, including debt securities, or assets, including the price or the rate of conversion or exchange and the method, if any, of adjustment;

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  if applicable, a discussion of material U.S. federal income tax considerations;

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  any voting rights; and

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  any or all other preferences and relative, participating, optional or other special rights, privileges or qualifications, limitations or restrictions.

        Any shares of preferred stock offered pursuant to this prospectus and the applicable prospectus supplement will, upon issuance, be fully paid and non-assessable.

Anti-Takeover Provisions of Delaware Law, Our Certificate of Incorporation and Our By-Laws

        Certain provisions of Delaware law and our certificate of incorporation and our bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise and to remove our incumbent directors and officers. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

        Delaware Law.    We are subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, or DGCL, regulating corporate takeovers. In general, those provisions prohibit a Delaware corporation from engaging in any business combination with any stockholder who owns 15% or more of our outstanding voting stock (as well as affiliates and associates of such stockholders) for a period of three years following the date that the stockholder became an interested stockholder, unless:

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  the transaction is approved by the board before the date the interested stockholder acquired the stock;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by various employee benefit plans or persons who are directors and also officers; or

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  on or after the date the stockholder acquired the stock, the business combination is approved by the board and authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

        Section 203 defines "business combination" to include the following:

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  any merger or consolidation involving the corporation and the interested stockholder;

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  any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

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  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

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  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        A Delaware corporation may opt out of this provision either with an express provision in its original certificate of incorporation or in an amendment to its certificate of incorporation or bylaws approved by its stockholders. However, we have not opted out, and do not currently intend to opt out, of this provision. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

        Certificate of Incorporation and Bylaws.    In addition, some provisions of our certificate of incorporation and bylaws may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might deem to be in the stockholders' best interests. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.

        Authorized but Unissued Shares.    The authorized but unissued shares of our common stock and preferred stock are available for future issuance without stockholder approval, unless such approval is required by applicable law or listing rules of an applicable securities exchange or quotation system. These additional shares may be used for a variety of corporate purposes, such as for additional public offerings, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of our company by means of a proxy contest, tender offer, merger or otherwise.

        Amendment to Bylaws.    Our board of directors is authorized to make, alter or repeal our bylaws without further stockholder approval.

        Advance Notice of Director Nominations and Matters to be Acted upon at Meetings.    Our bylaws contain advance notice requirements for nominations for directors to our board of directors and for proposing matters that can be acted upon by stockholders at stockholder meetings.

        Call of Special Meetings of Stockholders.    Our bylaws provide that special meetings of stockholders may be called only by our chairman, by a majority of our board of directors, by our chief executive officer, by our president or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

Limitation on Liability and Indemnification Matters

        Our certificate of incorporation limits, to the fullest extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. The effect of this provision is to eliminate our rights and those of our stockholders, through stockholders' derivative suits on behalf of our company, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. Exculpation does not apply if the director acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

        Section 145 of the DGCL provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he or she was a director, officer, employee or agent of the corporation or was serving at the request of the corporation against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Our bylaws provide that we may indemnify our directors, officers, employees and agents to the fullest extent permitted by Delaware law.

        Additionally, we have, from time to time, entered into separate indemnification agreements with persons who were in service as directors and executive officers of the Company at such time (some of whom are no longer serving in such capacities) that provide broader indemnification than that required under the DGCL. These agreements, among other things, require us to indemnify our directors and executive officers to the fullest extent permitted by applicable law for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by a director or executive officer in any action or proceeding arising out of his service as one of our directors or executive officers, or any of our subsidiaries, or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these agreements are necessary to attract and retain qualified directors and executives.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Transfer Agent

        The transfer agent for our common stock and our preferred stock is American Stock Transfer & Trust Company, LLC. Its address is 16633 N. Dallas Parkway, Suite 600, Addison, Texas 75001, and its telephone number is (800) 937-5449 or (718) 921-8124.

Listing

        Our common stock is listed on the New York Stock Exchange under the trading symbol "MHR." Our Series C Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.C." Our Series D Preferred Stock is listed on the NYSE MKT under the trading symbol "MHR.PR.D." Depositary shares representing our Series E Preferred Stock are listed on the NYSE MKT under the trading symbol "MHR.PR.E."

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion summarizes the material U.S. federal income tax considerations that may be applicable to "U.S. holders" and "non-U.S. holders" (each as defined below) with respect to the purchase, ownership, and disposition of the Series D Preferred Stock offered by this prospectus. This discussion only applies to purchasers who purchase and hold the Series D Preferred Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code") (generally property held for investment). This discussion does not describe all of the tax consequences that may be relevant to each purchaser or holder of Series D Preferred Stock in light of its particular circumstances.

        This discussion is based upon provisions of the Code, Treasury regulations, rulings and judicial decisions as of the date hereof. These authorities may change, perhaps retroactively, which could result in U.S. federal income tax consequences different from those summarized below. This discussion does not address all aspects of U.S. federal income taxes (such as the alternative minimum tax) and does not describe any foreign, state, local or other tax considerations that may be relevant to a purchaser or holder of Series D Preferred Stock in light of its particular circumstances. In addition, this discussion does not describe the U.S. federal income tax considerations applicable to a purchaser or a holder of Series D Preferred Stock who is subject to special treatment under U.S. federal income tax laws (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, persons holding Series D Preferred Stock as part of a "straddle," "hedge," "constructive sale" or "conversion transaction" with other investments, U.S. persons whose "functional currency" is not the U.S. dollar, persons who have elected "mark to market" accounting, persons who hold our Series D Preferred Stock through a partnership or other entity which is a pass-through entity for U.S. federal income tax purposes, tax-exempt entities, pension or other employee benefit plans, persons subject to the alternative minimum tax, insurance companies, former U.S. citizens, or former long-term U.S. residents). We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this discussion.

        If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Series D Preferred Stock, the U.S. federal income tax treatment of a partner of that partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner of a partnership holding our Series D Preferred Stock, you should consult your tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of our Series D Preferred Stock.

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY PROSPECTIVE PURCHASER OF OUR SERIES D PREFERRED STOCK. ADDITIONALLY, THIS DISCUSSION CANNOT BE USED BY ANY HOLDER FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDER. IF YOU ARE CONSIDERING THE PURCHASE OF OUR SERIES D PREFERRED STOCK, YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING, OWNING AND DISPOSING OF OUR SERIES D PREFERRED STOCK IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF APPLICABLE STATE, LOCAL OR FOREIGN TAXING JURISDICTIONS. YOU SHOULD ALSO CONSULT WITH YOUR TAX ADVISORS CONCERNING ANY POSSIBLE ENACTMENT OF LEGISLATION THAT WOULD AFFECT YOUR INVESTMENT IN OUR SERIES D PREFERRED STOCK IN YOUR PARTICULAR CIRCUMSTANCES.

U.S. Holders

        Subject to the qualifications set forth above, the following discussion summarizes the material U.S. federal income tax consequences of the purchase, ownership and disposition of our Series D Preferred Stock by "U.S. holders." You are a "U.S. holder" if you are a beneficial owner of our Series D Preferred Stock and you are for U.S. federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

        Distributions in General.    In the event that we make a distribution of cash or other property (other than certain distributions of our stock) in respect of our Series D Preferred Stock, the distribution generally will be treated as a dividend to the extent of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. To the extent those distributions exceed both our current and our accumulated earnings and profits, they will first constitute a nontaxable return of capital, on a share-by-share basis, and will first reduce a U.S. holder's basis in our Series D Preferred Stock, but not below zero, and then will be treated as gain from the disposition of the common stock, the tax treatment of which is discussed below under "U.S. Holders—Disposition of Series D Preferred Stock, Including Redemptions."

        Dividends received by individual holders of Series D Preferred Stock generally will be subject to a reduced maximum tax rate of 20% if such dividends are treated as "qualified dividend income" for U.S. federal income tax purposes. The rate reduction does not apply to dividends received to the extent that the individual stockholder elects to treat the dividends as "investment income," which may be offset against investment expenses. Furthermore, the rate reduction does not apply to dividends that are paid to individual stockholders with respect to the Series D Preferred Stock that is held for 60 days or less during the 121-day period beginning on the date which is 60 days before the date on which the Series D Preferred Stock becomes ex-dividend. Also, if a dividend received by an individual stockholder that qualifies for the rate reduction is an "extraordinary dividend" within the meaning of Section 1059 of the Code, any loss recognized by such individual holder on a subsequent disposition of the stock will be treated as long-term capital loss to the extent of such "extraordinary dividend," irrespective of such holder's holding period for the stock.

        Dividends received by corporations generally will be eligible for the dividends-received deduction. Generally, this deduction is allowed if the underlying stock is held for at least 46 days during the 91 day period beginning on the date 45 days before the ex-dividend date of the stock, and for cumulative preferred stock with an arrearage of dividends, the holding period is at least 91 days during the 181 day period beginning on the date 90 days before the ex-dividend date of the stock. If a corporate stockholder receives a dividend on the Series D Preferred Stock that is an "extraordinary dividend" within the meaning of Section 1059 of the Code, the stockholder in certain instances must reduce its tax basis in the Series D Preferred Stock by the amount of the "nontaxed portion" of such "extraordinary dividend" that results from the application of the dividends-received deduction. If the "nontaxed portion" of such "extraordinary dividend" exceeds such corporate stockholder's tax basis, any excess will be taxed as gain as if such stockholder had disposed of its shares in the year the "extraordinary dividend" is paid. Each domestic corporate holder of Series D Preferred Stock is urged to consult with its tax advisors with respect to the eligibility for and amount of any dividends received deduction and the application of Section 1059 of the Code to any dividends it receives.

        Distributions of Additional Shares of Common Stock or Series D Preferred Stock.    As discussed under the "Description of Series D Preferred Stock—Dividends—Failure to Make Dividend Payments," the certificate of designation governing the Series D Preferred Stock requires us to pay dividends on Series D Preferred Stock in shares of our common stock or additional shares of Series D Preferred Stock in certain circumstances. Such dividend distributions of shares of common stock or additional shares of Series D Preferred Stock will be treated as taxable distributions in the same manner as cash distributions. The amount of the distribution and tax basis of the shares of common stock or Series D Preferred Stock received will be equal to the fair market value of such shares on the distribution date.

        Additionally, if the Series D Preferred Stock is issued at a price less than the redemption price, because the Company may call for the redemption of the Series D Preferred Stock under certain circumstances, the holder of the Series D Preferred Stock may be treated as receiving periodically a constructive distribution of additional stock on the Series D Preferred Stock. Under Treasury regulations, such constructive distribution would be required if, based on all of the facts and circumstances as of the issue date, the redemption pursuant to the Company's right to redeem the Series D Preferred Stock is more likely than not to occur. The Treasury regulations provide that an issuer's right to redeem will not be treated as more likely than not to occur if: (i) the issuer and holder of the stock are not related within the meaning of Section 267(b) or Section 707(b) of the Code (substituting "20%" for the phrase "50%"); (ii) there are no plans, arrangements, or agreements that effectively require or are intended to compel the issuer to redeem the stock; and (iii) exercise of the right to redeem would not reduce the yield on the stock determined using principles applicable to the determination of original issue discount under Sections 1272 of the Code and the Treasury regulations under Sections 1271 through 1275 of the Code. The fact that a redemption right is not described in the preceding sentence does not mean that an issuer's right to redeem is more likely than not to occur and the issuer's right to redeem must still be tested under all the facts and circumstances to determine if it is more likely than not to occur. The Company believes that its right to call for the redemption of the Series D Preferred Stock should not be treated as more likely than not to occur applying the foregoing test, and as a result, no constructive distribution should be required.

        Disposition of Series D Preferred Stock, Including Redemptions.    Upon any sale, exchange, redemption (except as discussed below), or other disposition of the Series D Preferred Stock, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized by the U.S. holder on any sale, exchange, redemption (except as discussed below), or other disposition, and the U.S. holder's adjusted tax basis in the Series D Preferred Stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder's holding period for the Series D Preferred Stock is longer than one year. A U.S. holder should consult its own tax advisors with respect to applicable tax rates and netting rules for capital gains and losses. Certain limitations exist on the deduction of capital losses by both corporate and non-corporate taxpayers.

        A redemption of shares of the Series D Preferred Stock will generally be a taxable event. If the redemption is treated as a sale or exchange, instead of a dividend, a U.S. holder generally will recognize capital gain or loss (which will be long-term capital gain or loss, if the U.S. holder's holding period for such Series D Preferred Stock exceeds one year), equal to the difference between the amount realized by the U.S. holder and the U.S. holder's adjusted tax basis in the Series D Preferred Stock redeemed, except to the extent that any cash received is attributable to any accrued but unpaid dividends on the Series D Preferred Stock, which generally will be subject to the rules discussed above in "U.S. Holders—Distributions in General." A payment made in redemption of Series D Preferred

Stock may be treated as a dividend, rather than as payment in exchange for the Series D Preferred Stock, unless the redemption:

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  is "not essentially equivalent to a dividend" with respect to a U.S. holder under Section 302(b)(1) of the Code;

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  is a "substantially disproportionate" redemption with respect to a U.S. holder under Section 302(b)(2) of the Code;

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  results in a "complete redemption" of a U.S. holder's stock interest in the Company under Section 302(b)(3) of the Code; or

  •
  is a redemption of stock held by a non-corporate shareholder, which results in a partial liquidation of the Company under Section 302(b)(4) of the Code.

        In determining whether any of these tests has been met, a U.S. holder must take into account not only shares of Series D Preferred Stock and our common stock that the U.S. holder actually owns, but also shares that the U.S. holder constructively owns within the meaning of Section 318 of the Code.

        A redemption payment will be treated as "not essentially equivalent to a dividend" if it results in a "meaningful reduction" in a U.S. holder's aggregate stock interest in the Company, which will depend on the U.S. holder's particular facts and circumstances at such time. If the redemption payment is treated as a dividend, the rules discussed above in "U.S. Holders—Distributions in General" apply.

        Satisfaction of the "complete redemption" and "substantially disproportionate" exceptions is dependent upon compliance with the objective tests set forth in Section 302(b)(3) and Section 302(b)(2) of the Code. A redemption will result in a "complete redemption" if either all of our stock actually and constructively owned by a U.S. holder is exchanged in the redemption or all of our stock actually owned by the U.S. holder is exchanged in the redemption and the U.S. holder is eligible to waive, and the U.S. holder effectively waives, the attribution of our stock constructively owned by the U.S. holder in accordance with the procedures described in Section 302(c)(2) of the Code. A redemption does not qualify for the "substantially disproportionate" exception if the stock redeemed is only non-voting stock, and for this purpose, stock which does not have voting rights until the occurrence of an event is not voting stock until the occurrence of the specified event. Accordingly, any redemption of Series D Preferred Stock will likely not qualify for this exception because the voting rights are limited as provided in the "Description of Series D Preferred Stock-Voting Rights."

        For purposes of the "redemption from non-corporate shareholders in a partial liquidation" test, a distribution will be treated as in partial liquidation of a corporation if the distribution is not essentially equivalent to a dividend (determined at the corporate level rather than the shareholder level) and the distribution is pursuant to a plan and occurs within the taxable year in which the plan was adopted or within the succeeding taxable year. For these purposes, a distribution is generally not essentially equivalent to a dividend if the distribution results in a corporate contraction. The determination of what constitutes a corporate contraction is generally factual in nature, and had been interpreted under case law to include the termination of a business or line of business.

        Each U.S. holder of Series D Preferred Stock should consult its own tax advisors to determine whether a payment made in redemption of Series D Preferred Stock will be treated as a dividend or as payment in exchange for the Series D Preferred Stock. If the redemption payment is treated as a dividend, the rules discussed above in "U.S. Holders—Distributions in General" apply.

        Additional Tax Relating to Net Investment Income.    An additional 3.8% tax generally will be imposed on the "net investment income" of certain U.S. citizens and resident aliens, and on the undistributed "net investment income" of certain estates and trusts, in each case, in excess of a certain threshold. Among other items, "net investment income" generally includes gross income from dividends and net gain from the disposition of property, such as our Series D Preferred Stock, less certain deductions. Individual holders should consult their own tax advisors regarding the tax consequences of this additional tax in light of their particular circumstances.

        Information Reporting and Backup Withholding.    Information reporting and backup withholding may apply with respect to payments of dividends on the Series D Preferred Stock and to certain payments of proceeds on the sale or other disposition of our Series D Preferred Stock. Certain non-corporate U.S. holders may be subject to U.S. backup withholding (currently at a rate of 28%) on payments of dividends on the Series D Preferred Stock and certain payments of proceeds on the sale or other disposition of our Series D Preferred Stock unless the beneficial owner of such Series D Preferred Stock furnishes the payor or its agent with a taxpayer identification number, certified under penalties of perjury, and certain other information, or otherwise establishes, in the manner prescribed by law, an exemption from backup withholding.

        U.S. backup withholding tax is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder's U.S. federal income tax liability, which may entitle the U.S. holder to a refund, provided the U.S. holder timely furnishes the required information to the Internal Revenue Service.

Non-U.S. Holders

        Subject to the qualifications set forth above under the caption "Material U.S. Federal Income Tax Considerations," the following discussion summarizes the material U.S. federal income tax consequences of the purchase, ownership and disposition of our Series D Preferred Stock by certain "non-U.S. holders." For purposes of this discussion, you are a "non-U.S. holder" if you are a beneficial owner of Series D Preferred Stock and you are not a "U.S. holder."

        Distributions on the Series D Preferred Stock.    In the event that we make a distribution of cash or other property (other than certain distributions of our stock) in respect of our Series D Preferred Stock, the distribution generally will be treated as a dividend to the extent of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. To the extent those distributions exceed both our current and our accumulated earnings and profits, they will first constitute a nontaxable return of capital, on a share-by-share basis, and will first reduce a non-U.S. holder's basis in our Series D Preferred Stock, but not below zero, and then will be treated as gain from the disposition of the common stock, the tax treatment of which is discussed below under "Non-U.S. Holders—Disposition of Series D Preferred Stock, Including Redemptions."

        Except as otherwise described below, dividends paid to a non-U.S. holder of our Series D Preferred Stock will generally be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to receive a reduced treaty rate, a non-U.S. holder of our Series D Preferred Stock must (a) complete Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits, or (b) if our Series D Preferred Stock is held through certain foreign intermediaries, satisfy the relevant certification requirements of the applicable Treasury regulations. A non-U.S. holder of our Series D Preferred Stock eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

        Dividends that are effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, where a tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States) are not subject to the withholding tax, provided certain certification and disclosure requirements are satisfied, including completing Internal Revenue Service Form W-8ECI (or other applicable form). Such dividends, however, are subject to U.S. federal income tax on a net income basis in the same manner as if the

non-U.S. holder were a U.S. person as defined under the Code, unless an applicable income tax treaty provides otherwise. Any such effectively connected dividends received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

        In addition, if we are a U.S. real property holding corporation, or a "USRPHC," which we believe that we are, and any distribution exceeds our current and accumulated earnings and profits, we will need to choose to satisfy our withholding requirements either by treating the entire distribution as a dividend, subject to the withholding rules discussed above (and withhold at a minimum rate of 10% or such lower rate as may be specified by an applicable income tax treaty for distributions from a USRPHC), or by treating only the amount of the distribution equal to our reasonable estimate of our current and accumulated earnings and profits as a dividend, subject to the withholding rules discussed above, with the excess portion of the distribution subject to withholding at a rate of 10% or such lower rate as may be specified by an applicable income tax treaty as if such excess were the result of a sale of shares in a USRPHC (discussed below under "Non-U.S. Holders—Disposition of Series D Preferred Stock, Including Redemptions"), with a credit generally allowed against the non-U.S. holder's U.S. federal income tax liability in an amount equal to the amount withheld from such excess.

        Disposition of Series D Preferred Stock, Including Redemptions.    Subject to the discussion of backup withholding and FATCA withholding below, any gain realized by a non-U.S. holder on the disposition of our Series D Preferred Stock generally will not be subject to U.S. federal income or withholding tax unless:

  •
  the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States);

  •
  the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

  •
  we are or have been a USRPHC for U.S. federal income tax purposes, as such term is defined in Section 897(c) of the Code, and such non-U.S. holder owned directly or pursuant to attribution rules at any time during the five-year period ending on the date of disposition more than 5% of our Series D Preferred Stock. This assumes that our Series D Preferred Stock is regularly traded on an established securities market, within the meaning of Section 897(c)(3) of the Code. We believe we are a USRPHC and that our Series D Preferred Stock will be regularly traded on an established securities market.

        A non-U.S. holder described in the first bullet point immediately above will generally be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates in the same manner as if the non-U.S. holder were a U.S. person as defined under the Code, and if it is a corporation, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by U.S. source capital losses, even though the individual is not considered a resident of the United States. A non-U.S. holder described in the third bullet point above will be subject to U.S. federal income tax under regular graduated U.S. federal income tax rates with respect to the gain recognized in the same manner as if the non-U.S. holder were a U.S. person as defined under the Code.

        If a non-U.S. holder is subject to U.S. federal income tax on any disposition of the Series D Preferred Stock, upon any sale, exchange, redemption (except as discussed in the paragraph immediately below), or other disposition of the Series D Preferred Stock, such a non-U.S. holder will recognize capital gain or loss equal to the difference between the amount realized by the non-U.S.

holder on any sale, exchange, redemption (except as discussed below), or other disposition, and the non-U.S. holder's adjusted tax basis in the Series D Preferred Stock. Such capital gain or loss will be long-term capital gain or loss if the non-U.S. holder's holding period for the Series D Preferred Stock is longer than one year. A non-U.S. holder should consult its own tax advisors with respect to applicable tax rates and netting rules for capital gains and losses. Certain limitations exist on the deduction of capital losses by both corporate and non-corporate taxpayers.

        If a non-U.S. holder is subject to U.S. federal income tax on any disposition of the Series D Preferred Stock, a redemption of shares of the Series D Preferred Stock will be a taxable event. If the redemption is treated as a sale or exchange, instead of a dividend, a non-U.S. holder generally will recognize long-term capital gain or loss, if the non-U.S. holder's holding period for such Series D Preferred Stock exceeds one year, equal to the difference between the amount of cash received and fair market value of property received and the non-U.S. holder's adjusted tax basis in the Series D Preferred Stock redeemed, except that to the extent that any cash received is attributable to any accrued but unpaid dividends on the Series D Preferred Stock, which generally will be subject to the rules discussed above in "Non-U.S. Holders—Distributions on the Series D Preferred Stock." A payment made in redemption of Series D Preferred Stock may be treated as a dividend, rather than as payment in exchange for the Series D Preferred Stock, in the same circumstances discussed above under "U.S. Holders—Disposition of Series D Preferred Stock, Including Redemptions." Each non-U.S. holder of Series D Preferred Stock should consult its own tax advisors to determine whether a payment made in redemption of Series D Preferred Stock will be treated as a dividend or as payment in exchange for the Series D Preferred Stock.

        Information Reporting and Backup Withholding.    We must report annually to the Internal Revenue Service and to each non-U.S. holder the amount of dividends paid to such non-U.S. holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.

        A non-U.S. holder will not be subject to backup withholding on dividends paid to such non-U.S. holder as long as such non-U.S. holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person as defined under the Code), or such non-U.S. holder otherwise establishes an exemption.

        Depending on the circumstances, information reporting and backup withholding may apply to the proceeds received from a sale or other disposition of our Series D Preferred Stock, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person as defined under the Code), or such owner otherwise establishes an exemption.

        U.S. backup withholding tax is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder's U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

        Foreign Account Tax Compliance Act.    Pursuant to the Foreign Account Tax Compliance Act (commonly known as "FATCA"), withholding at a rate of 30% generally will be required in certain circumstances on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale or other disposition of, our Series D Preferred Stock held by or through certain foreign financial institutions (including investment funds), unless such institution (i) enters into, and complies with, an agreement with the Internal Revenue Service to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which our Series D Preferred Stock is held will affect the determination of whether such withholding is required. Similarly, in certain circumstances, dividends in respect of, and, after December 31, 2016, gross proceeds from the sale or other disposition of, our Series D Preferred Stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Internal Revenue Service. Prospective investors should consult their tax advisors regarding the possible implications of these rules on their investment in our Series D Preferred Stock.

PLAN OF DISTRIBUTION

        We have entered into a sales agreement with MLV pursuant to which we may issue and sell shares of our Series D Preferred Stock having an aggregate offering price of up to $100 million from time to time through MLV. The sales agreement is filed as an exhibit to the registration statement of which this prospectus forms a part. The sales, if any, of Series D Preferred Stock made under the sales agreement will be made in negotiated transactions or in any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 promulgated under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE MKT or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and us.

        MLV will sell the shares of Series D Preferred Stock subject to the sales agreement from time to time as agreed upon by us and MLV. Each time we wish to issue and sell shares of Series D Preferred Stock, we will notify MLV of the proposed terms of the placement. Subject to the terms and conditions of the sales agreement, including agreement by MLV of the terms of the placement, MLV will use its commercially reasonable efforts, consistent with its normal trading and sales practices, to try to sell all of the designated shares of Series D Preferred Stock. We may instruct MLV not to sell shares of Series D Preferred Stock if the sales cannot be effected at or above the price designated by us in any such instruction. MLV will not be obligated to attempt to sell shares if the market price is below the designated price. We or MLV may suspend the offering of shares of Series D Preferred Stock upon proper notice and subject to other conditions.

        The compensation to MLV for sales of Series D Preferred Stock will equal an amount ranging from 2% to 6% of the gross proceeds from the sale of Series D Preferred Stock, as detailed through various letter agreements mutually agreed upon by us and MLV from time to time. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of the shares.

        Settlement for sales of Series D Preferred Stock will occur on the third business day following the date on which any sales are made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

        In connection with the sale of Series D Preferred Stock on our behalf, MLV is an "underwriter" within the meaning of the Securities Act, and compensation to MLV constitutes underwriting commissions. We have agreed to provide indemnification and contribution to MLV against certain civil liabilities, including liabilities under the Securities Act. MLV may engage in transactions with, or perform services for, us in the ordinary course of business.

        The offering of Series D Preferred Stock in accordance with the sales agreement will terminate upon the earlier of:

  •
  the sale of all shares of Series D Preferred Stock subject to the sales agreement; or

  •
  the termination of the sales agreement.

        The sales agreement may be terminated by us or MLV at any time upon 10-days' prior written notice.

        MLV and its affiliates have in the past and may in the future provide various investment banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M, MLV will not engage in any market making activities involving our Series D Preferred Stock while the offering is ongoing under this prospectus.

LEGAL MATTERS

        Certain legal matters with respect to the Series D Preferred Stock offered hereby will be passed upon for us by Bracewell & Giuliani LLP, Houston, Texas. Certain legal matters will be passed upon for the sales agent by LeClairRyan, a Professional Corporation, Newark, New Jersey.

EXPERTS

Independent Accountants

        The consolidated financial statements of Magnum Hunter Resources Corporation as of December 31, 2014 and 2013 and for the three years in the period ended December 31, 2014 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 incorporated by reference in this prospectus have been so incorporated by reference in reliance on the reports of BDO USA, LLP, or BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

        The consolidated financial statements of Eureka Hunter Holdings, LLC as of December 31, 2014 and for the year then ended incorporated by reference in this prospectus have been so incorporated by reference in reliance on the report of BDO, an independent registered public accounting firm, incorporated by reference herein, given on the authority of BDO as experts in auditing and accounting.

Petroleum Engineers

        The information relating to oil and natural gas reserves, as of December 31, 2014 incorporated by reference in this prospectus, including all statistics and data, was derived from a reserve report dated January 19, 2015 evaluating our oil and natural gas properties prepared by Cawley, Gillespie & Associates, independent oil and gas industry consultants, in reliance on the authority of such firm as experts in the oil and gas industry.

$100,000,000

8.0% Series D Cumulative Preferred Stock

Magnum Hunter Resources Corporation

PROSPECTUS

                        , 2015

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        The following table sets forth an itemized statement of the amounts of all expenses payable by us in connection with the offerings described in the registration statement.

SEC Registration Fee	$58,100
Accountants' fees and expenses		+
Legal fees and expenses		+
Printing and engraving expenses		+
Transfer agent and registrar fees		+
Miscellaneous		+

Total	$58,100

+
The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this Registration Statement. Fees and expenses will depend on the amount of securities offered and the number of issuances. Accordingly, such expenses cannot be estimated at this time.

Item 15.    Indemnification of Directors and Officers

Delaware Corporations

        As permitted by Section 102 of the General Corporation Law of the State of Delaware, or DGCL, the certificate of incorporation of the Company includes a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director.

        Our bylaws provide that: (1) we may indemnify our directors, officers, employees and agents to the fullest extent permitted by Delaware law; and (2) we may advance expenses, as incurred, to our directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware law.

        Pursuant to Section 145(a) of the DGCL, we may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of our company or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. Pursuant to Section 145(b) of the DGCL, the power to indemnify also applies to actions brought by or in the right of the corporation as well, but only to the extent of defense expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit. Pursuant to Section 145(b), we shall not indemnify any person in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to us unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. The power to indemnify under Sections 145(a) and (b) of the DGCL applies (i) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding, or (ii) if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        Section 174 of the DGCL provides, among other things, that a director who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption may be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered in the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

        The indemnification provisions contained in our certificate of incorporation and bylaws are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise. We have, from time to time, entered into separate indemnification agreements with persons who were in service as directors and executive officers of the Company at such time (some of whom are no longer serving in such capacities) that provide broader indemnification than that required under the DGCL. These agreements, among other things, require us to indemnify our directors and executive officers to the fullest extent permitted by applicable law for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by a director or executive officer in any action or proceeding arising out of his service as one of our directors or executive officers, or any of our subsidiaries, or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these agreements are necessary to attract and retain qualified directors and executives. In addition, we maintain insurance on behalf of our directors and officers insuring them against certain liabilities that may be asserted against them in their capacities as directors or officers or arising out of such status.

        Viking International Resources Co., Inc. is a Delaware corporation and its bylaws provide that it shall indemnify its directors and officers against any action by reason of the fact that such person is or was a director or officer of the company against all expenses and amounts incurred in connection with the defense of such action.

        To the extent that our indemnification provisions or those of Viking International Resources Co., Inc. purport to include indemnification for liability arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

Delaware Limited Liability Companies

        Alpha Hunter Drilling, LLC, Bakken Hunter, LLC, Hunter Aviation, LLC, Hunter Real Estate, LLC, Magnum Hunter Marketing, LLC, Magnum Hunter Resources GP, LLC, MHR Acquisition Company II, LLC, MHR Acquisition Company III, LLC, NGAS Hunter, LLC, Shale Hunter, LLC, Triad Hunter, LLC and Williston Hunter ND, LLC (collectively, the "Delaware LLC Co-Registrants") are organized in the State of Delaware as limited liability companies. Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability company agreements of each of the Delaware LLC Co-Registrants do not contain any provisions with respect to indemnification rights of officers, members or managers.

        To the extent that the indemnification provisions of the Delaware LLC Co-Registrants purport to include indemnification for liability arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

Delaware Limited Partnerships

        Magnum Hunter Resources, LP is a Delaware limited partnership. Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. Section 17-303 provides that a limited partner is not liable for the obligations of a limited partnership unless he or she is also a general partner or, in addition to the exercise of the rights and powers of a limited partner, he or she participates in the control of the business. However, if the limited partner does participate in the control of the business, he or she is liable only to persons who transact business with the limited partnership reasonably believing, based upon the limited partner's conduct, that the limited partner is a general partner. The limited partnership agreement of Magnum Hunter Resources, LP does not contain any provisions with respect to indemnification rights of partners or managers.

        To the extent that the indemnification provisions of Magnum Hunter Resources, LP's limited partnership agreement purport to include indemnification for liability arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

Kentucky Corporation

        Magnum Hunter Production, Inc. is a Kentucky corporation. Section 271B.8-510 of the Kentucky Business Corporation Act, or the KBCA, permits a corporation to indemnify an individual who is made a party to a proceeding (other than an action by or in the right of the corporation) because the individual is or was a director against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including counsel fees) incurred with respect to the proceeding, as long as the individual (i) conducted himself or herself in good faith, (ii) reasonably believed, in the case of conduct in his or her official capacity with the corporation, that the conduct was in the best interests of the corporation or, in all other cases, was at least not opposed to its best interests, and (iii) in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. A similar standard is applicable in the case of actions brought by or in the right of the corporation, except that indemnification only extends to reasonable expenses. No indemnification is permitted in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, where the director is adjudged liable on the basis of having received an improper personal benefit. In addition, Section 271B.8-520 of the KBCA provides that, unless limited by the articles of incorporation, a corporation shall indemnify against reasonable expenses incurred in connection with a proceeding any director who entirely prevails in the defense of any proceeding to which the individual was a party because he or she is or was a director of the corporation. Although Sections 271B.8-510 and 271B.8-520 of the KBCA are specific to directors, Section 271B.8-560 also permits a Kentucky corporation to indemnify its officers to the same extent as a director and gives an officer who is not a director the same statutory right to mandatory indemnification and to apply for court-ordered indemnification as afforded a director.

        Magnum Hunter Production, Inc.'s bylaws provide that it may indemnify an individual made a party to any proceeding by reason of the fact that he or she was a director or officer of the corporation against liability if he or she acted in good faith and reasonably believed that his or her conduct was in the corporation's best interest and in the case of a criminal proceeding had no reasonable cause to believe his or her conduct was unlawful. Magnum Hunter Production, Inc.'s bylaws provide that it shall indemnify a director or officer who is wholly successful in the defense of any proceeding to which he or she was a party by reason of the fact that he or she was a director of the corporation against reasonable expenses incurred in connection with such proceeding.

        To the extent that the indemnification provisions of Magnum Hunter Production, Inc. purport to include indemnification for liability arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

Kentucky Limited Liability Companies

        NGAS Gathering, LLC is a Kentucky limited liability company. Section 275.180 of the Kentucky Revised Statutes provides that the written operating agreement of a limited liability company may (i) eliminate or limit the personal liability of a member or manager for monetary damages for breach of certain of such member's or manager's duties as described in Section 275.170 of the Kentucky Revised Statutes, and (ii) provide for the indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

        NGAS Gathering, LLC's operating agreement provides that the managing member of the company has the sole and exclusive authority to indemnify any member of the company or any other person.

        To the extent that the indemnification provisions of NGAS Gathering, LLC purport to include indemnification for liability arising under the Securities Act, in the opinion of the SEC, such indemnification is contrary to public policy and is therefore unenforceable.

Item 16.    Exhibits and Financial Statement Schedules

        See the Exhibit Index, which is incorporated herein by reference.

Item 17.    Undertakings

        (a)   The undersigned registrants hereby undertake:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of such undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by such undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

        (b)   The undersigned registrants hereby further undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant's annual report, pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (h)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

        (j)    The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MAGNUM HUNTER RESOURCES CORPORATION
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature		Title

/s/ GARY C. EVANS Gary C. Evans		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches		Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ J. RALEIGH BAILES, SR.* J. Raleigh Bailes, Sr.		Director
/s/ VICTOR CARRILLO* Victor Carrillo		Director
/s/ STEPHEN C. HURLEY* Stephen C. Hurley		Director
/s/ JOE L. MCCLAUGHERTY* Joe L. McClaugherty		Director
/s/ ROCKY DUCKWORTH* Rocky Duckworth		Director
/s/ JEFF SWANSON* Jeff Swanson		Director
*By:	/s/ GARY C. EVANS Gary C. Evans attorney in fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

ALPHA HUNTER DRILLING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Triad Hunter, LLC			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

BAKKEN HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

HUNTER AVIATION, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

HUNTER REAL ESTATE, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Triad Hunter, LLC			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MAGNUM HUNTER MARKETING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MAGNUM HUNTER PRODUCTION, INC.
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title

/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and Director (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer and Director (Principal Financial and Accounting Officer)

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MAGNUM HUNTER RESOURCES GP, LLC
Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title

/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and President (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MAGNUM HUNTER RESOURCES, LP
Magnum Hunter Resources GP, LLC, its general partner
By:	Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation, its limited partner
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

Magnum Hunter Resources GP, LLC			General Partner
By:	Magnum Hunter Resources Corporation, its sole manager
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer
Magnum Hunter Resources Corporation			Limited Partner
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MHR ACQUISITION COMPANY II, LLC
Magnum Hunter Resources Corporation, its sole member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

MHR ACQUISITION COMPANY III, LLC
Magnum Hunter Resources Corporation, its sole member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature			Title

/s/ GARY C. EVANS Gary C. Evans			Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches			Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

NGAS GATHERING, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Production, Inc.			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

NGAS HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

SHALE HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

TRIAD HUNTER, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

VIKING INTERNATIONAL RESOURCES CO., INC.
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer and Director (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer and Director (Principal Financial and Accounting Officer)

 SIGNATURES

        Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 20, 2015.

WILLISTON HUNTER ND, LLC
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on April 20, 2015.

Signature	Title
/s/ GARY C. EVANS Gary C. Evans	Chief Executive Officer (Principal Executive Officer)
/s/ JOSEPH C. DACHES Joseph C. Daches	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member
By:	/s/ GARY C. EVANS
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number		Description
1.1	*	Form of Underwriting Agreement

1.2	**	Sales Agreement between Magnum Hunter Resources Corporation and MLV & Co. LLC.

4.1		Form of certificate for common stock (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on February 18, 2011).

4.2		Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form 8-A filed on December 10, 2009).

4.2.1		Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (incorporated by reference from Magnum Hunter Resources Corporation's quarterly report on Form 10-Q filed on August 12, 2010).

4.2.2		Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on September 15, 2010).

4.3		Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock, dated March 16, 2011 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on March 17, 2011).

4.4		Indenture, dated May 16, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on May 16, 2012).

4.4.1		First Supplemental Indenture, dated October 18, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-4 filed on January 14, 2013).

4.4.2		Second Supplemental Indenture, dated December 13, 2012, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-4 filed on January 14, 2013).

4.4.3		Third Supplemental Indenture, dated April 24, 2013, by and among Magnum Hunter Resources Corporation, the Guarantors named therein, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on June 14, 2013).

4.4.4		Fourth Supplemental Indenture, dated July 23, 2013, by and among Shale Hunter, LLC, Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent (incorporated by reference from Magnum Hunter Resources Corporation's quarterly report on Form 10-Q filed on August 9, 2013).

Exhibit Number		Description
4.4.5		Fifth Supplemental Indenture, dated January 27, 2014, by and among Magnum Hunter Resources Corporation, Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.4.6		Sixth Supplemental Indenture, dated November 10, 2014, , by and among Bakken Hunter Canada, Inc., Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.4.7		Seventh Supplemental Indenture, dated December 4, 2014, by and among Triad Holdings, LLC, Citibank, N.A., as Paying Agent, Registrar and Authenticating Agent, and Wilmington Trust, National Association, as Trustee. (incorporated by reference from Magnum Hunter Resources Corporation's annual report on Form 10-K filed on March 2, 2015).

4.5		Certificate of Designations of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of Magnum Hunter Resources Corporation, dated November 2, 2012 (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on November 8, 2012).

4.6		Deposit Agreement, dated as of November 2, 2012, by and among Magnum Hunter Resources Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference from Magnum Hunter Resources Corporation's current report on Form 8-K filed on November 8, 2012).

4.7		Form of Indenture for Senior Debt Securities (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-3 filed on June 14, 2011).

4.8		Form of Senior Debt Security (included in Exhibit 4.7).

4.9		Form of Indenture for Subordinated Debt Securities (incorporated by reference from Magnum Hunter Resources Corporation's registration statement on Form S-3 filed on June 14, 2011).

4.10		Form of Subordinated Debt Security (included in Exhibit 4.9).

4.11	*	Form of Subsidiary Guarantee of Debt Securities.

4.12	*	Certificate of Designation for Preferred Stock.

4.13	*	Form of Preferred Stock Certificate.

4.14	*	Form of Deposit Agreement relating to the Depositary Shares (including form of depositary receipt).

4.15	*	Form of Warrant Agreement.

4.16	*	Form of Warrant Certificate.

4.17		Warrants Agreement, dated October 13, 2011 by and between Magnum Hunter Resources Corporation and American Stock Transfer & Trust Company, as warrants agent (incorporated by reference from Magnum Hunter Resources Corporation's Current Report on Form 8-K filed on October 18, 2011).

4.18		Form of Warrant Certificate (incorporated by reference from Magnum Hunter Resources Corporation's Current Report on Form 8-K filed on October 18, 2011).

5.1	**	Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered.

8.1	**	Opinion of Bracewell & Giuliani LLP with respect to tax matters.

Exhibit Number		Description
12.1		Computation of ratio of earnings to fixed charges for each of the years in the five-year period ended December 31, 2014 (incorporated by reference from Magnum Hunter Resources Corporation's Annual Report on Form 10-K for the year ended December 31, 2014).

23.1	#	Consent of BDO USA, LLP.

23.2	#	Consent of Cawley Gillespie & Associates, Inc.

23.4		Consent of Bracewell & Giuliani LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

23.5		Consent of Bracewell & Giuliani LLP (included in the opinion filed as Exhibit 8.1 to this Registration Statement).

24.1	**	Powers of Attorney.

25.1	*	Form T-1 Statement of Eligibility of Trustee for Senior Indenture under the Trust Indenture Act of 1939.

25.2	*	Form of T-1 Statement of Eligibility of Trustee for Subordinated Indenture under the Trust Indenture Act of 1939.

*
To be filed, if necessary, by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in this registration statement, including a Current Report on Form 8-K.

**
Previously filed.

#
Filed herewith.